As filed with the U.S. Securities and Exchange Commission on February 26, 2013
Securities Act File No. 333-186014
Investment Company Act File No. 811-22463

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-effective Amendment No. 1
☐	Post-effective Amendment No.
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 9
________________

Ironwood Institutional Multi-Strategy Fund LLC
(Exact Name of Registrant as Specified in Charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
(415) 777-2400
________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, California 94105
(Name and Address (Name, Street, City, State, Zip Code) of Agent for Service)

Copy to:

Nathan J. Greene Shearman & Sterling LLP 599 Lexington Avenue New York, New York 10022	Alison J. Sanger Chief Operating Officer, Chief Compliance Officer Ironwood Capital Management Corporation One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105
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Approximate Date of Proposed Public Offering:  As soon as practicable after the Effective Date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box….. ☒

It is proposed that this filing will become effective
☒           when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Units, $0.01 par value per Unit(2)	—	$300,000,000(1)(3)	$40,920 (1)
Total			$40,920

(1)           Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.  The proposed maximum offering price per security will be determined, from time to time, by Ironwood Institutional Multi-Strategy Fund (the “Fund”) in connection with the sale by the Fund of the securities registered under this Registration Statement.  A registration fee of $40,920 was transmitted in connection with the previous filing dated January 14, 2013 (File Nos. 333-186014 and 811-22463).

(2)           Subject to Note 3 below, there is being registered hereunder an indeterminate number of Units of the Fund as may be sold from time to time.

(3)           In no event will the aggregate offering price of all Fund securities issued from time to time pursuant to this Registration Statement exceed $300,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND LLC

Limited Liability Company Interests

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.

The Fund’s investment objective is capital appreciation with limited variability of returns.  The Fund attempts to achieve this objective by allocating capital among a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes (each, an “Underlying Fund” and collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”) pursuant to relative value investment strategies or other techniques and subject to various risks.  See “Certain Risk Factors.”

This Prospectus applies to the offering of units of limited liability company interest of the Fund (the “Units”).  The Units were offered at a price equal to $1,000 per Unit on the initial date on which Units were sold (the “Initial Closing Date”) and, thereafter, at the current net asset value per Unit on any subsequent date on which Units are sold (each, a “Subsequent Closing Date”), plus any applicable sales charge, as described herein.  The Fund registered $300 million in Units for sale under the registration statement to which this Prospectus relates.  The Fund previously registered an additional $300 million in Units under an earlier registration statement.  No person who is admitted as a member of the Fund (“Member”) will have the right to require the Fund to redeem or repurchase any Units.

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If you purchase Units of the Fund, you will become bound by the terms and conditions of the amended and restated limited liability company agreement (the “LLC Agreement”).  A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the U.S. Securities and Exchange Commission (the “SEC”).

INVESTMENTS IN THE FUND MAY BE MADE ONLY BY “ELIGIBLE INVESTORS” AS DEFINED HEREIN.  SEE “ELIGIBLE INVESTORS.”

The Units will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Units will develop.  The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Fund.  Units are not redeemable.  Although the Fund may offer to repurchase Units from time to time, the Fund will not be required to repurchase Units at a Member’s option nor will Units be exchangeable for units, interests or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his, her or its Units.  See “Certain Risk Factors—Closed End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units.”  The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

This Prospectus sets forth concisely the information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated March 1, 2013, has been filed with the SEC.  You can request a copy of the SAI without charge by writing to Ironwood Capital Management Corporation (“Ironwood”), One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105; or by calling Ironwood Capital Management Corporation at 415-777-2400.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page 62 of this Prospectus.  You can obtain the SAI, and other information about the Fund on Ironwood’s website (http://www.ironwoodpartners.com) and the SEC’s website (http://www.sec.gov).

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities.  Any representation to the contrary is a criminal offense.

Total(1)
Offering Amount(1)	$300 million
Sales Load (Maximum)(2)(3)	$6 million
Proceeds to the Fund (4)	$300 million

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The Fund’s distributor is Foreside Fund Services, LLC

The date of this Prospectus is March 1, 2013.

(1)           Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Units on a best-efforts basis, subject to various conditions.  The Fund may also distribute Units through other brokers or dealers.  The Fund will sell Units only to investors who certify that they are “Eligible Investors.”  See “Eligible Investors.”  The minimum initial investment is $250,000, subject to waiver by Ironwood to an amount not less than $25,000.  The minimum subsequent investment is $50,000, subject to waiver by Ironwood.  Pending investment in the Fund, the proceeds of the continuous offering will be placed in an account by a third-party agent of the Fund.  After each closing, the balance in such account, including any interest earned, will be invested pursuant to the Fund’s investment policies.  Any interest accrued in such account will be for the benefit of all Members and not any particular Member.  See “Subscription for Units.”

(2)           Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.0%, subject to waiver or adjustment (i) for investment in Units by affiliates of Ironwood; (ii) for certain institutional investors who have previously invested in private investment vehicles managed by Ironwood; (iii) where a prospective Member is purchasing Units through a broker-dealer participating in the offering that has agreed to waive all or a portion of such Sales Charge for all investors purchasing Units through such broker-dealer; or (iv) where a broker-dealer has agreed to waive all or a portion of such Sales for particular sub-sets of investors purchasing Units through such broker-dealer (i.e., where a particular broker-dealer has certain established “breakpoints” for investors making an investment above a certain threshold).

The Sales Charge will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Fund.  See “Subscription for Units.”

To the extent a sales charge is imposed and received by the Distributor, the Distributor will re-allow such sales charge to broker-dealers participating in the offering.  Ironwood or its affiliates also may pay from their own resources additional compensation to brokers or dealers in connection with the servicing of investors.

(3)           Certain fees in addition to the Sales Load may be viewed as additional compensation under FINRA Rule 5110(c)(2)(C). The “Fees and Expenses” section of this Prospectus provides further information on these items.

(4)           Assumes sale of all Units currently registered at the net asset value and does not reflect the deduction of expenses expected to be incurred by the Fund.  Units are offered at a price equal to the net asset value per Unit (which ranged from $1,000.00 to $1049.39 between January 1, 2011 (commencement of operations) to December 31, 2012) plus any applicable Sales Charge, as described herein.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice.  Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Prospective investors should refer to the risk factors under the section entitled “Certain Risk Factors” prior to making an investment in the Fund, including the following risk factors:  (i) Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units; (ii) Non-Diversified Status; (iii) Investments in Non-U.S. Underlying Funds and Non-U.S. Markets by Underlying Funds; (iv) Limited Liquidity of Units; (v) No Control of Fund Investments; (vi) Limited Access to Information on Underlying Funds’ Investments; (vii) Corporate-Level Income Tax for Failure to Qualify as a RIC; and (viii) Underlying Funds Not Registered.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Fund.

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus.  As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you.  This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so.  The information contained in this Prospectus is current only as of the date of this Prospectus.

SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”).  Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund’s statement of additional information (the “SAI”) and the terms and conditions of the Fund’s limited liability company agreement (the “LLC Agreement”), each of which should be retained by any prospective investor.

The Fund
The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund is offering units of limited liability company interest of the Fund (the “Units”).  The Fund’s Units are registered under the Securities Act of 1933, as amended (the “Securities Act”), but are subject to substantial limits on transferability and resale.

Ironwood
Ironwood Capital Management Corporation (“Ironwood”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as investment adviser to the Fund.

The Fund’s capital is allocated by Ironwood among a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes (each, an “Underlying Fund” and, collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”) that primarily employs either relative value strategies or other techniques designed to reduce market risk and provide superior risk-adjusted returns.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.  The Fund is similar to a private investment fund in that Units are offered and sold only to certain high net worth and sophisticated investors in large denominations and in that investors in the Fund are subject to asset-based fees.  However, unlike a typical private investment fund, the Fund has registered under the 1940 Act and does not charge performance-based fees.

The Offering	The initial closing date for subscriptions for Units was January 1, 2011 (the “Initial Closing Date”). Thereafter, subsequent purchases of Units generally are accepted monthly.
Use of Proceeds
The Fund invests the proceeds of the offering of Units in accordance with its investment objective and principal strategies.  Pending the investment of the proceeds of each month-end closing of the offering pursuant to the Fund’s investment policies, a portion of such proceeds not invested in the Underlying Funds may be invested by the Fund in short-term, high-quality debt securities, money market funds or other cash equivalents.  In addition, the Fund may maintain a portion of the proceeds of each month-end closing of the offering in cash to meet operational needs or during any period in which Ironwood determines, in its sole discretion, that investment of the Fund’s assets in one or more Underlying Funds is not in the best interests of the Fund.

Investment Objective and Strategies
The Fund’s investment objective is capital appreciation with limited variability of returns.  The Fund attempts to achieve this objective by allocating capital among a number of Underlying Funds.  Ironwood anticipates that the Fund will generally invest in 20 to 35 Underlying Funds at any given point and Ironwood does not intend to allocate over 10% of the Fund’s capital (as of the allocation date) to any single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers).  However, Ironwood reserves the right to increase or decrease the number of Underlying Funds and to revise its method of allocating capital to them if, in the sole discretion of Ironwood, such changes are warranted.  Ironwood may from time to time exceed the 10% of capital limitation described in this paragraph; an example of a rationale to do so would be to take capacity in a particular Underlying Fund that may be open to investment for only a limited period.

Ironwood focuses on institutional quality managers who invest in historically uncorrelated strategies, such as relative value, event-driven, equity market neutral, credit, distressed securities and various arbitrage based approaches.  Ironwood does not invest in more volatile strategies such as directional long/short, global macro, commodity trading advisors or managed futures.

Ironwood believes that market neutral and uncorrelated investment strategies offer potential for long-term investment success.  Market neutral strategies are designed to exploit pricing differentials between related securities and to minimize market risk.  These strategies take long positions in undervalued securities and take short positions in overvalued securities.  Market neutral strategies take focused bets on pricing relationships between similar securities and do not seek to take directional bets on overall market direction.  Market neutral strategies focus on security selection and can generate profits whether the broader market is rising or falling, although losses may occur as well.

Uncorrelated strategies attempt to capture mispricing associated with capital market transactions such as mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buy-backs, and other significant events.  Many of these events are subject to certain conditions such as shareholder or regulatory approval.  These events are company specific and are not market driven events, therefore the profitability of these strategies is dependent on the successful completion of a specific transaction within an expected time frame rather than overall market movements.

Ironwood’s operating history dating back to 1996 gives it over seventeen years’ experience in a specific subset of the hedge fund universe.  Ironwood generally focuses on Underlying Funds that use a variety of strategies that seek to be hedged and uncorrelated to the broader financial markets.  While the Fund may invest in any type of Underlying Fund, Ironwood expects to have the Fund invested in Underlying Funds that generally fall into the following five hedge fund sectors:  relative value multi-strategy, event-driven multi-strategy, fundamental equity market neutral, distressed securities and credit opportunities.  The Underlying Advisers in these general hedge fund sectors utilize a variety of investment strategies, including, but not limited to, fundamental equity market neutral, risk and event arbitrage, distressed and stressed securities, convertible bond arbitrage, capital structure arbitrage, systematic trading, fixed income arbitrage and private investments.

Ironwood seeks to diversify the Fund’s investments in Underlying Funds within sectors and across strategies in an attempt to offset the risks of investments in other sectors, strategies or the financial markets as a whole.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses.  The Fund’s investment objective may be changed by the Board of Directors of the Fund (the “Board”) without the vote of a majority of the Fund’s outstanding voting securities.  Notice will be provided to those persons who are admitted as members of the Fund (“Members”) prior to any such change.

Use of Leverage
Certain Underlying Funds utilize leverage as part of their investment strategies.  This use of leverage magnifies rates of return (both positive and negative) achieved by the Fund.  Further, the Fund may borrow an amount, not exceeding 10% of the Fund’s net asset value, for the purpose of balancing investments with and withdrawals from Underlying Funds, balancing investments with Underlying Funds and subscriptions to the Fund (including any subscriptions accepted by the Fund from any “feeder fund” that invests substantially all of its assets in the Fund (each, a “Feeder Fund”)), facilitating prompt payouts to Members in connection with the Fund’s periodic repurchases of Units (and prompt payouts to members of any Feeder Fund in connection with such Feeder Fund’s periodic repurchases, if any, of its units) and ensuring that the Fund and each Feeder Fund remains in compliance with applicable laws and regulations relating to diversification of investments.  See “Certain Risk Factors.”

Certain Risk Factors
The Fund’s investment program is speculative and entails substantial risks.  The Fund was formed in 2010.  Units will be subject to substantial restrictions on transferability and resale.  Because the Fund is a closed-end investment company, Units are not redeemable.  The Fund may make a tender offer to repurchase Units (each, an “Offer”) but the Fund will not be required to repurchase Units at a Member’s option, nor will Units be exchangeable for units, interests or shares of any other fund.  The Fund may make an Offer to repurchase less than the full amount of the Units that Members request to be repurchased.  If the Fund does not repurchase a Member’s Units, the Member may not be able to dispose of his, her or its Units, even during periods of Fund underperformance, due to the substantial restrictions on the transferability and resale of the Units.

The investment program of the Fund attempts, as one of its fundamental policies, to limit risk through selection of Underlying Funds with properly developed and designed investment programs.  Nevertheless, prospective investors should recognize that some of the Underlying Funds selected by Ironwood will employ strategies that utilize significant leverage and trade in markets, securities and other financial instruments that are, or at times may become, illiquid.  In addition, the use of relative value strategies in a portion of the portfolio in no respect means that such strategies or the Fund itself does not entail potentially significant risk.  Such strategies involve a number of significant risks and often contain directional elements.  The Fund is speculative and involves a high degree of risk.

The Fund’s performance depends upon the performance of the Underlying Funds in the Fund’s portfolio and Ironwood’s ability to select, allocate and reallocate effectively the Fund’s assets among them.  The Underlying Funds generally are not registered as investment companies under the 1940 Act, and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Underlying Funds.  Underlying Funds may have a limited or no operating history and may have limited experience in managing assets.  In addition, certain Underlying Advisers are not registered as investment advisers under the Advisers Act.  There is no restriction on the Fund investing in Underlying Funds managed by Underlying Advisers with limited or no operating history.  Moreover, past performance of any Underlying Fund (or the assets managed by any Underlying Advisers) is not necessarily predictive of future results to be obtained by the Fund or any Underlying Fund.

The value of the Fund’s net assets will fluctuate primarily based on the fluctuation in the value of the Underlying Funds in which the Fund invests.  To the extent that the portfolio of an Underlying Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund’s investment in that Underlying Fund is increased.  Underlying Funds may be more likely than other types of funds to engage in the use of leverage, short sales and derivative transactions.  An Underlying Fund’s use of such transactions is likely to cause the value of the Underlying Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used.  The investment environment in which the Underlying Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity gains and losses, and technological and regulatory change.

The Fund’s interest in an Underlying Fund is generally valued at an amount determined pursuant to the instrument governing such Underlying Fund, and reported by the relevant Underlying Adviser or its administrator.  As a general matter, the governing instruments of the Underlying Funds provide that any securities or investments that are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined are assigned such fair value as the respective Underlying Adviser may determine in their judgment based on various factors.  Such factors, which include, but are not limited to, dealer quotes or independent appraisals may include estimates.  The Fund relies on these estimates in calculating the Fund’s net asset value for reporting, fees and other purposes, (including repurchases) and generally does not make any adjustments with respect to payments made upon the Fund’s periodic Offers to repurchase Units.  Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market.

The interests in the Underlying Funds in which the Fund invests or plans to invest are generally illiquid. The Fund may not be able to dispose of Underlying Fund interests that it has purchased.

Each Underlying Fund generally is charged or is subject to an asset-based fee and may be subject to performance-based allocations or fees payable by or allocated from the Underlying Fund.  By being exposed to the investment performance of the Underlying Funds indirectly through the Fund, an investor in the Fund bears asset-based fees payable to Ironwood, in addition to any asset-based management fees and performance-based fees or allocations at the Underlying Fund level.  Thus, an investor in the Fund may be subject to higher operating expenses than if he, she or it invested in another closed-end fund with a different investment focus.  The performance-based compensation received by an Underlying Adviser also may create an incentive for such Underlying Adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based compensation.  That compensation may be based on calculations of realized and unrealized gains made by an Underlying Fund without independent oversight.

Investments by the Underlying Funds in foreign financial markets, including markets in developing countries, present political, regulatory, economic and other risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.

The investment activities of Ironwood, the Underlying Advisers, and their respective affiliates, and their respective directors, trustees, managers, members, partners, officers and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund.  The Fund’s operations may give rise to other conflicts of interest.

The Fund may limit its voting rights in one or more Underlying Funds to avoid certain prohibitions on trading with affiliates under the 1940 Act.  To the extent the Fund limits its voting rights, with respect to its interest in an Underlying Fund, it will not be able to vote on matters that require the approval of the investors of such Underlying Fund, including a matter that could adversely affect the Fund’s investment in it.

The Board	The Board has overall responsibility for the management and supervision of the operations of the Fund.

The Investment Adviser
Under the supervision of the Board and pursuant to an investment management agreement (the “Investment Management Agreement”), Ironwood Capital Management Corporation acts as the investment adviser of the Fund.  Ironwood has been registered with the SEC as an investment adviser since July 1999.  Ironwood has also been registered with the Commodity Futures Trading Commission (“CFTC”) and has been a member of the National Futures Association (“NFA”) as a commodity pool operator (“CPO”) since December 1995.  Ironwood also serves as investment adviser for other investment funds that utilize a similar investment strategy as the Fund.  Jonathan Gans is the Chief Executive Officer and President of Ironwood, Frederick Gans is the Chairman of Ironwood and Alison Sanger is the Chief Operating Officer and Chief Compliance Officer of Ironwood.

The Fund Administrator
State Street Bank and Trust Company (the “Fund Administrator”) serves as the administrator of the Fund.  The Fund compensates the Fund Administrator for providing administrative services to the Fund.  See “Other Expenses.”

The Custodian	The Bank of New York Mellon (the “Custodian”) serves as the custodian of the Fund. The Fund compensates the Custodian for providing custody services to the Fund. See “Other Expenses.”
The Regulatory and Compliance Administrator
HedgeOp Compliance, LLC (“HedgeOp” or the “Regulatory and Compliance Administrator”), serves as the regulatory and compliance administrator of the Fund.  The Fund compensates the Regulatory and Compliance Administrator for providing regulatory and compliance support services to the Fund.  See “Other Expenses.”

Fees and Expenses
Advisory Fee.  The Fund pays to Ironwood, as compensation for its investment advisory services, a fee (the “Advisory Fee”).  The Advisory Fee shall accrue monthly at a rate equal to 0.10% (a 1.20% annual rate) of the net asset value of the Fund, as of the close of business on the last calendar day of each month (a “Fiscal Period Closing” of each “Fiscal Period”) after crediting or debiting any increase or decrease in net asset value for the Fiscal Period but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed as of such date.

The Advisory Fee for any period less than a Fiscal Period shall be pro-rated based on the actual number of calendar days elapsed.
The Advisory Fee is paid in arrears as of the last calendar day of each three-month period ending in April, July, October and January (a “Fiscal Quarter Closing” of a “Fiscal Quarter”).

Distribution Expenses.  Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.0% of the subscription amount.  The Sales Charge, if any, may be waived or adjusted at the sole discretion of Ironwood and, without limiting the foregoing, is expected to be waived for institutional investors and certain persons associated with Ironwood and its affiliates.  The Sales Charge, if any, will be in addition to the subscription price for Units and will not form a part of an investor’s investment in the Fund.

All or a portion of the Sales Charge relating to Units, if any, will be paid to the placement agent that assisted in the placement of such Units.

Other Expenses.  The Fund pays all investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, its expenses of the Underlying Funds, including management fees to Underlying Advisers (generally ranging from 1% to 3% of assets under management) and performance fees or allocations to such Underlying Advisers (generally ranging from 20% to 35% of net profits) and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or the Regulatory and Compliance Administrator.  The Fund also directly pays any extraordinary operating expenses.

Ironwood bears all ongoing ordinary administrative and operational costs of Ironwood, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

Expense Limitation Agreement.  Ironwood has entered into an agreement with the Fund and each Feeder Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expenses incurred in connection with the Fund’s credit facility, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses and the Advisory Fee paid by the Fund) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement (the “Expense Limitation”), before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed on the Fund as of such date.  The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by Ironwood, any expenses in excess of the Expense Limitation and repay Ironwood such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus.

The initial term of the Expense Limitation Agreement ends on December 23, 2015.  Thereafter, the Expense Limitation Agreement will be automatically renewed for each Fiscal Year, unless Ironwood provides written notice to the Fund and any Feeder Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

Repurchases of Units	Units are not redeemable. No Member will have the right to require the Fund to repurchase its Units.

The Board, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Members’ Units at net asset value per Unit on a Repurchase Date (as defined below) pursuant to an Offer.  In any Offer, the Board may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased.  In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests, and the number of Units that will be the subject of such Offer, the Board will consider, among other things, the recommendation of Ironwood.

Ironwood expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members as of June 30 and December 31 of each year (each, a “Repurchase Date”).

Ironwood also expects that, for each Repurchase Date, it will recommend to the Board that the Fund offer to repurchase not less than 10% of the outstanding Units.

Responses to a Repurchase Notice (each, an “Offer Acceptance”) received by the Fund or its designated agent less than 95 calendar days prior to the Repurchase Date (the “Offer Acceptance Deadline”) will be void.  Promptly after the Board has determined that the Fund will make an Offer, the Fund will send a notice to each Member detailing:  (i) the commencement date of such Offer; (ii) the Repurchase Date for such Offer; (iii) the number of Units that are the subject of such Offer and the percentage that such Units represent of all Units held by Members; and (iv) any other information that the Board has determined, in its sole discretion, that a Member should consider in deciding whether and how to participate in such Offer (the “Repurchase Notice”).  For each Offer, a Repurchase Notice will be sent to each Member no later than 30 calendar days prior to the Offer Acceptance Deadline for such Offer.

A Member who tenders some, but not all, of such Member’s Units for repurchase as of a Repurchase Date will be required to maintain a minimum aggregate net asset value of Units equal to $25,000.  The Fund reserves the right to reduce the amount to be repurchased from a Member as of a Repurchase Date so that the required minimum aggregate net asset value of Units is maintained.  Upon request by a Member, the Board may permit a Member to cancel an Offer Acceptance, if such cancellation is determined by the Board to be in the best interest of the Fund.

A Member who tenders for repurchase such Member’s Units during the first year following such Member’s initial capital contribution (such time period, a “Lock-Up Period”) will be subject to a fee of 5.00% of the value of the Units repurchased by the Fund, payable to the Fund (an “Early Repurchase Fee”).  As to any Member who makes an additional subscription, a separate Lock-Up Period also shall be deemed to run from the date of such subscription for additional Units, but that separate Lock-Up Period shall apply only to those additional Units.  The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Fee.  Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future.

The Fund’s assets consist almost exclusively of interests in the Underlying Funds.  Therefore, in order to finance the repurchase of Units pursuant to repurchase offers, the Fund may have to liquidate all or a portion of its interests in one or more Underlying Funds.  Each Underlying Fund has substantial restrictions on the ability of investors (including the Fund) to redeem their interest therein and broad authority to suspend redemptions of interests therein.

Ironwood, the Board or any of their respective employees or other affiliates do not have any control over any Underlying Fund or any Underlying Adviser.  Therefore, due to circumstances entirely outside of the control of Ironwood, the Board and any of their respective affiliates, the Feeder Fund may be unable to repurchase Units as of any Repurchase Date.  Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance the Feeder Fund’s repurchase obligations pursuant to any such repurchase offer.

Purchase of Units
The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds on or prior to the fifth Business Day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Members prior to a subscription date).  A “Business Day” is any day, other than Saturday or Sunday, on which the U.S. equity markets and commercial banks are open for business.

Pending investment in the Fund, the proceeds of the continuous offering will be placed in an account by a third-party agent of the Fund.  After each closing, the balance in such account, including any interest earned, will be invested pursuant to the Fund’s investment policies.  Any interest accrued in such account will be for the benefit of all Members and not any particular Member.

Initial and subsequent purchases are generally accepted monthly.  The Fund reserves the right to reject in its complete and absolute discretion any application for Units.  The Fund also reserves the right to suspend purchases of Units at any time.  The minimum initial investment is $250,000, subject to waiver by Ironwood to an amount not less than $25,000.  The minimum subsequent investment is $50,000, subject to waiver by Ironwood.  All Investors making both initial purchases and subsequent purchases must meet the specific investor eligibility and suitability requirements as described immediately below.

Eligible Investors
Each prospective investor (and Members who subscribe for additional Units) will be required to certify that the Units purchased are being acquired directly or indirectly for the account of either (i) a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities Act, or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000 (exclusive of the value of such person’s primary residence), or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.  For purposes of determining the value of the primary residence to be excluded from net worth referenced in subclause (i), a prospective investor should exclude the amount by which the estimated fair market value of his or her primary residence exceeds the outstanding balance of any indebtedness secured by that primary residence.  If any such indebtedness exceeds the estimated fair market value of such primary residence, a prospective investor should reduce his or her net worth by the amount of any such excess indebtedness.  The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the relevant subscription date.  In addition, if outstanding indebtedness secured by a prospective investor’s primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed relevant subscription date (e.g., due to a home equity loan), a prospective investor should reduce his or her net worth by the amount of such increase.  A “qualified client” means an entity that has a net worth of more than $2,000,000 or that meets certain other qualification requirements.  The relevant investor qualifications are set forth in the subscription document and investor certification that each investor must sign in order to invest in the Fund.

Investor Suitability
An investment in the Fund involves a considerable amount of risk.  It is possible that some or all of a Member’s investment may be lost.  Before making an investment decision, an investor should consider (among other things):  (i) the suitability of the investment with respect to its investment objectives and personal situation; and (ii) other factors, including its personal net worth, income, age, risk tolerance, tax situation and liquidity needs.  An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis.  In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment portfolios because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

Annual Distributions
The Fund intends to distribute all of its net investment income to Members before the end of each calendar year, except that distributions announced in October, November or December of a given calendar year may be distributed by January 31 of the following calendar year (an “Annual Distribution”).  Annual Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses.  For U.S. federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year.  All net realized capital gains, if any, will be distributed at least annually to holders of Units.  Units are issued and outstanding from the Initial Closing Date (or other date on which Units are issued by the Fund) to the date on which such Units are repurchased by the Fund.

Dividend Reinvestment Plan
Unless a Member elects in the subscription document to receive Annual Distributions in the form of cash (a “Distribution Election”), all Annual Distributions are reinvested in full and fractional Units at the net asset value per Unit next determined on the payable date of such Annual Distributions.  A Member may at any time, by written request to Ironwood, make a Distribution Election, in which event such Member will receive any Annual Distribution in the form of a combination of cash and Units.  Any such Units will be registered in the name of such Member and such cash payment will be wired as soon as practicable after the final calculation of the amounts due.  The Fund is not responsible for any failure of a wire to reach a Member’s account.

The automatic reinvestment of Annual Distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such Annual Distributions.  See “Material U.S. Federal Income Tax Considerations.”

Taxes
The Fund has elected to be treated, for U.S. federal income tax purposes, as a regulated investment company under subchapter M of the Code (a “RIC”).  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to the Members as dividends.  To maintain its RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.  See “Risk Factors—Corporate-Level Income Tax for Failure to Qualify as a RIC,” “Annual Distributions” and “Material U.S. Federal Income Tax Considerations.”

ERISA Plans and Other Tax-Exempt Entities
Subject to the limitations and considerations described herein, Units generally may be purchased by “employee benefit plans” as defined in and subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and by “plans” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”).  See “ERISA Considerations.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.
Reports to Members
The Fund anticipates sending Members unaudited monthly financial information that will include the number of Units held by the Member, the net asset value per Unit and the aggregate net asset value of a Member’s Units.  Certified audited annual financial statements and necessary federal income tax information will be mailed within 60 calendar days after the close of the period for which the report is being made, or as required by the 1940 Act.

Fiscal Year	For accounting purposes, the Fund’s Fiscal Year is the period ending on April 30. The Fund’s taxable year is the period ending December 31.

The Underlying Funds in which the Fund invests may pursue various investment strategies and are subject to special risks.  The Units will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Units will develop.  The Units will also be subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement of the Fund and in compliance with federal and state securities laws.  Because the Feeder Fund is a closed-end investment company, Units are not redeemable.  The Fund will not be required to repurchase Units at a Member’s option nor will Units be exchangeable for interests in any other fund.  As a result, a Member may not be able to sell or otherwise liquidate his, her or its Units.  The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

SUMMARY OF FUND EXPENSES

The following table summarizes the expenses of the Fund and is intended to assist Members and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure below relates to a percentage of the Fund’s average net asset value at month-end over the course of a year. The expenses associated with investing in a “fund of funds” such as the Fund are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the members of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the Underlying Fund level. The fees associated with an Underlying Fund generally include a management fee ranging from 1% to 3% per annum of the average net asset value of the Fund’s investment in such Underlying Fund, plus performance allocations or fees generally ranging from 20% to 35% of net profits earned by the Underlying Fund.

Member Transaction Expenses
Maximum Sales Charge (Load) (as a percentage of the offering price)(1)	2.00%
Maximum Sales Charge on Reinvested Distributions	None
Early Repurchase Fee	5.00%
Annual Expenses (as a percentage of net assets attributable to Units)
Advisory Fee(2)	1.20%
Interest Payments on Borrowed Funds	0.06%
Other Expenses(3)	0.50%
Acquired Fund Fees and Expenses(4)	7.60%
Gross Annual Expenses	9.36%
Less Fee Waiver and/or Expense Reimbursement(5)	-0.18%
Net Annual Expenses(6)	9.18%

(1)           The Sales Charge is subject to waivers for certain types of investors. Any amounts paid by a Member as a Sales Charge will not be part of such Member’s investment in the Fund. See “Subscription for Units.”

(2)           The Fund pays to Ironwood an Advisory Fee at each Fiscal Quarter Closing at a 1.20% annual rate. The Advisory Fee accrues monthly before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Quarter), or (iii) Advisory Fees assessed as of such date and is payable at each Fiscal Quarter Closing.

(3)           Reflects the gross amount (prior to application of the provisions of the Expense Limitation Agreement) of all expected ordinary operating expenses of the Fund other than taxes, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses and the Advisory Fee. The organizational and initial offering expenses of the Fund were paid by Ironwood.

(4)           In addition to the Fund’s direct expenses, the Fund bears a pro rata share of the expenses of the Underlying Funds. “Acquired Fund Fees and Expenses” refers to the fees and expenses of the Underlying Funds borne by the Fund. The Fund specifically bears:  (i) management fees charged by each Underlying Fund and payable to the associated Underlying Adviser calculated as a percentage of between 1% to 3% of the average net asset value of the Fund’s investment, (ii) performance-based fees or allocations paid or allocated by each Underlying Fund to the associated Underlying Adviser (or its affiliates) in an amount equal to between 20% to 35% of the net capital appreciation in the Fund’s investment in such Underlying Fund during a particular calendar year or other measurement period and (iii) various additional expenses of each Underlying Fund (including, without limitation, administration fees, custody and prime brokerage fees, brokerage commissions related to transactions, directors’ fees, costs of making investment). The amounts described above are calculated based on the Fund’s pro rata share of the fees and expenses of the Underlying Funds in which the Fund invested during the fiscal year ended April 30, 2012, as updated to reflect available data. This figured is based on the level of assets that were invested in each of the Underlying Funds as well as on the fees and expenses, including incentive fees or allocations (“Performance Compensation”) paid to each Underlying Fund during its most recent fiscal year. It should be noted that such historic fees (including Performance Compensation) may fluctuate over time and may be substantially higher or lower with respect to future periods. The Acquired Fund Fees and Expenses are not collected by or paid to Ironwood or the Fund. The Acquired Fund Fees and Expenses are paid to, assessed and collected by the Underlying Advisors of those Underlying Funds in which the Fund invests and are common to all hedge fund investors.

(5)           Pursuant to the Expense Limitation Agreement, Ironwood has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expenses incurred in connection with the Fund’s credit facility, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses and the Advisory Fee paid by the Fund) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement, before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed on the Fund as of such date. The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by Ironwood, any expenses in excess of the Expense Limitation and repay Ironwood such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus.

The initial term of the Expense Limitation Agreement ends on December 23, 2015. Thereafter, the Expense Limitation Agreement will be automatically renewed for each Fiscal Year, unless Ironwood provides written notice to the Fund and any Feeder Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

(6)           Each of the above disclosed expenses other than the acquired fund fees and expenses are based on figures from the Fund’s most recent semi-annual report for the period ended October 31, 2012. The total net annual expenses shown is different from the ratio of expenses to average net assets of the Fund under the heading “Financial Highlights” because the Financial Highlights section includes only actual operating expenses of the Fund, without acquired fund fees and expenses.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.

The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.

Example

You would pay the following net annual expenses based on the imposition of the maximum 2.00% Sales Charge and a $1,000 investment, assuming a 5% annual return (1)	1 YEAR(2) $108	3 YEARS(2) $274	5 YEARS(3) $429	10 YEARS(3) $763

(1)           Ironwood has assumed assessment of maximum Sales Charge (2.00%) to incorporate an additional $20 of included fees and expenses and reducing the effective initial investment amount to $980.

(2)           This Example assumes the application of the 9.18% net expense ratio in years 1 through 3, with all fees and expenses (including the Acquired Fund Fees and Expenses) assumed to have been accrued on a monthly basis as of the last calendar day of each month, reducing the net asset value per Unit.

(3)           This Example assumes the application of the 9.36% gross expense ratio in years 4 through 10, without reduction for any fees waived or expenses reimbursement under the Expense Limitation Agreement. There is no guarantee that the Expense Limitation Agreement will remain in effect during these periods. If the Expense Limitation Agreement remains in effect, however, the actual expenses that will ultimately be borne by the Fund during these periods will be lower than those listed in this Example to the extent the Fund’s expenses exceed the expense limitation then in place.

FINANCIAL HIGHLIGHTS

The table below sets forth selected financial information that has been derived from the financial statements in the Fund’s audited annual report for the period from January 1, 2011 (Commencement of Operations) to April 30, 2011, the Fund’s audited annual report for the period from May 1, 2011 to April 30, 2012 (the “Annual Report”) and the Fund’s unaudited semi-annual report for the period ended October 31, 2012 (the “Semi-Annual Report”). The financial statements in the Fund’s Annual Report as of April 30, 2012 and for the period then ended, and as of April 30, 2011 and for the period then ended have been audited by Ernst & Young LLP, an independent registered public accounting firm, and their report thereon is contained in the Annual Reports. Free copies of the Annual Reports and the Semi-Annual Report may be obtained by calling (415) 777-2400.

	For the Six Months Ended October 31, 2012 (unaudited)	Period From May 1, 2011 to April 30, 2012 (audited)	Period From January 1, 2011 (inception) to April 30, 2011 (audited)
For a Unit outstanding throughout the Period
Net Asset Value, Beginning of Period	$1,044.82	$1,044.62	$1,000.00
Net investment loss (a)	$(7.63)	$(21.35)	$(6.79)
Net change in unrealized appreciation (depreciation) on investment in investment funds	$44.86	$32.25	$51.41
Net (decrease) increase in net assets resulting from operations	$37.23	$10.90	$44.62
Distributions paid, Net Investment Income	-	(10.70)	-
Net Asset Value, End of Period	$1,082.05	$1,044.82	$1,044.62
Total Return (b)(c)(d)	3.56%	1.09%	4.46%
Ratios/Supplemental Data(c)(d)
Net Assets, End of Period (In Thousands)	$163,454	$110,330	$31,129
Ratio of Total Expenses to Average Net Assets before Expenses Waivers and Reimbursements	1.75%	2.85%	5.79%
Ratio of Total Expenses to Average Net Assets after Expense Waivers and Reimbursements	1.58%	2.07%	1.98%
Ratio of Net Investment Loss to Average Net Assets	(1.58)%	(2.07)%	(1.98)%
Portfolio Turnover Rate	1.65%	3.92%	0.43%

(a)           Calculated based on the average units outstanding methodology.

(b)           Total return assumes a subscription of a Unit in the Fund at the beginning of the period and a repurchase of the Unit on the last day of the period, and assumes investment of all distributions during the period.

(c)           The ratios and total return have been calculated for the Members taken as a whole. Total return has not been annualized but expense ratios are annualized.

(d)           An individual Member’s return and ratios may vary from these returns and ratios due to the timing of Unit transactions.

USE OF PROCEEDS

The Fund expects that the proceeds of the offering, excluding the amount of any Sales Charges paid by investors, will be invested in Underlying Funds, in accordance with the Fund’s investment objective and strategies as soon as practicable after each month-end closing of the offering. Such proceeds will be invested together with any interest earned in the Fund’s account prior to such closing.

Pending the investment of the proceeds from the sale of interests in Underlying Funds pursuant to the Fund’s investment objective and strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Underlying Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high-quality debt securities, money market funds or other cash equivalents. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs or during any period in which Ironwood determines, in its sole discretion, that investment of the Fund’s assets in one or more Underlying Funds is not in the best interests of the Fund. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FUND

The Fund is a Delaware limited liability company that is a registered, closed-end, non-diversified, management investment company under the 1940 Act, which invests substantially all of its investable assets in Underlying Funds.

INVESTMENT OBJECTIVES, METHODOLOGY AND POLICIES

Investment Objectives

The Fund’s investment objective is to achieve capital appreciation while limiting the variability of returns. The Fund emphasizes investments with Underlying Funds that utilize relative value strategies (i.e., they attempt to take long and short positions or other combinations of positions that tend to substantially reduce exposure to market risk) and other related strategies such as non-directional or arbitrage-oriented investment strategies. In these strategies, long positions will generally be balanced in whole or in part by offsetting short positions. In addition, the Fund invests with certain Underlying Funds that utilize other investment strategies that may not be considered relative value or arbitrage-oriented strategies, but demonstrate limited dependence on movements within broader financial markets. Underlying Funds utilizing these strategies may not balance their positions, but are nonetheless potentially able to produce returns that are independent of equity and bond markets as a whole.

Ironwood believes that market neutral and uncorrelated investment strategies offer potential for long-term investment success. Market neutral strategies are designed to exploit pricing differentials between related securities and to minimize market risk. These strategies take long positions in undervalued securities and take short positions in overvalued securities. Market neutral strategies take focused bets on pricing relationships between similar securities and do not seek to take directional bets on overall market direction. Market neutral strategies focus on security selection and can generate profits whether the broader market is rising or falling, although losses may occur as well.

Uncorrelated strategies attempt to capture mispricing associated with capital market transactions such as mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buy-backs, and other significant events. Many of these events are subject to certain conditions such as shareholder or regulatory approval. These events are company specific and are not market driven events, therefore the profitability of these strategies is dependent on the successful completion of a specific transaction within an expected time frame rather than overall market movements.

Ironwood’s operating history, dating back to 1996, gives it over seventeen years’ experience in a specific subset of the hedge fund universe. Ironwood generally focuses on Underlying Funds that use a variety of strategies that seek to be hedged and uncorrelated to the broader financial markets. While the Fund may invest in any type of Underlying Fund, Ironwood expects to have the Fund invested in Underlying Funds that generally fall into the following five hedge fund sectors:  relative value multi-strategy, event-driven multi-strategy, fundamental equity market neutral, distressed securities and credit opportunities. The Underlying Advisers in these general hedge fund sectors utilize a variety of investment strategies, including, but not limited to, fundamental equity market neutral, risk and event arbitrage, distressed and stressed securities, convertible bond arbitrage, capital structure arbitrage, systematic trading, fixed income arbitrage and private investments. Investments may also be made with Underlying Funds employing other investment strategies involving stocks, bonds, futures, stock futures, forwards, swaps, options and other financial instruments. There are no substantive restrictions on the types of markets or instruments that may be used by the Underlying Funds; the Underlying Funds may invest and trade in virtually any security, commodity, currency or derivative market worldwide.

(1)           Relative Value Multi-Strategy. Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. An example of this type of strategy would be bond basis trading, which attempts to capture the difference between spreads on derivative credit instruments (e.g., swaps and futures) and spreads on closely matched (in terms of issuer and maturity) cash bonds. The values of the two aforementioned instruments converge at two important circumstances, i.e., at default and at maturity, and thus the basis between the two should generally be quite tight. Market distortions (e.g., structural imbalances, asset flows, leverages facilities, etc.) create this cash-synthetic spread which Ironwood’s managers attempt to capture through relative value trading. Examples of other relative value strategies include capital structure arbitrage, convertible bond arbitrage, fixed income arbitrage and index arbitrage. Relative value multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

(2)           Event-Driven Multi-Strategy. Event-driven strategies involve the assessment of how, when and if an announced transaction will be completed. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven trades include equity restructurings, spin-offs, sub trades, asset sales and liquidations. Event-driven multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

(3)           Equity Market Neutral. Equity market neutral strategies involve the purchase of a stock or baskets of stocks that is relatively underpriced as well as selling short a stock or basket of stock that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a “fundamental long/short” strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a “statistical arbitrage” strategy). Ironwood only invests with long/short managers who use a “dollar balanced” approach, i.e., they would only short the same dollar value of stocks that they long.

(4)           Distressed. Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities are attractive because of the market’s inaccurate assessment of the company’s future potential. Managers may obtain voting rights or control bocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.

(5)           Credit. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.

Ironwood seeks to diversify its investments in Underlying Funds within sectors and across strategies in an attempt to offset the risks of other investments in sectors, strategies or the financial markets as a whole. However, in allocating the Fund’s assets to the Underlying Funds, Ironwood is not subject to any formal diversification requirements, and the Fund may from time to time be concentrated in a limited number of Underlying Funds, which themselves may from time to time be concentrated in a limited number of positions or strategies. By investing with a diverse group of Underlying Funds that in turn utilize a diverse group of strategies, Ironwood anticipates that the capital deployed within strategies by certain Underlying Funds is not expected to significantly correlate with investments undertaken by other Underlying Funds, although there can be no assurance that this will be the case.

Hedging and arbitrage strategies are not intended to profit by taking directional market risk, although they sometimes contain a limited directional component. Hedging and arbitrage strategies are designed to profit from price movements among related financial instruments. While these strategies are by no means risk-free, they are intended to be generally indifferent to overall market price movements as the differentials they seek to exploit can occur as readily in declining as in rising financial markets.

Because certain Underlying Funds may invest in various commodity futures and related option contracts, usually (but not exclusively) for the purpose of hedging other positions, the Fund is subject to regulation as a commodity pool under CFTC regulations. However, the Fund operates pursuant to an exemption provided by CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool and the use of such contracts will be incidental to the overall investment program of the Fund. Those Underlying Funds that trade futures and options contracts may trade any futures or option contract traded on a domestic or foreign exchange. Such Underlying Funds, as well as non-CFTC registered Underlying Funds, may also trade currency forward contracts in the interbank market and interest rate and currency swaps in the interbank/interdealer swaps market.

Ironwood anticipates that the Fund will generally invest in 20 to 35 Underlying Funds at any given point and Ironwood does not intend to allocate over 10% of the Fund’s capital (as of the allocation date) to any single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers). However, Ironwood reserves the right to increase or decrease the number of Underlying Funds and revise its method of allocating capital to them if, in the view of Ironwood, such changes are warranted. Ironwood may from time to time exceed the 10% of capital limitation described in this paragraph; an example of a rationale to do so would be to take capacity in a particular Underlying Fund that may be open to investment for only a limited period.

Underlying Fund Selection Process

The Fund invests its assets in Underlying Funds that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes. The Underlying Funds are selected with the objective of obtaining quality management and a broad diversification within the types of strategies utilized by the Fund. The compensation earned by the Underlying Advisers can involve fixed fees based on the value of the assets under management (generally 1% to 3% per annum), performance fees based on profits earned by the Underlying Funds (generally 20% to 35% of such profits) or a combination thereof. Certain Underlying Funds may charge higher or lower fees than those set forth in the preceding sentence.

An important element of the selection process is Ironwood’s subjective assessment of the ability and character of prospective Underlying Advisers. Ironwood has developed an investment due diligence process focused heavily on information gathering and on-site due diligence meetings with senior investment and operations professionals of prospective and current Underlying Advisers. Ironwood may conduct numerous on-site visits over several years before making an investment which may include, but is not limited to, interviewing the managing partners as well as portfolio managers, junior partners, traders and senior analysts. A prospective Underlying Adviser must receive unanimous support from Ironwood’s Investment and Risk Committee and Operational Due Diligence team in order to be included in the Fund’s portfolio. As a general guideline, Ironwood favors longer track records, a substantial asset base and looks for a robust business infrastructure to support an Underlying Adviser’s investment activities, though these are not the only factors considered by Ironwood. However, although many of the Underlying Funds selected are successful, highly regarded members of their industry, on occasion, Ironwood may select relatively new and unproven Underlying Funds who it believes demonstrate unusual potential.

Ironwood considers a variety of factors in selecting prospective Underlying Funds, including:

•	Past performance during favorable and unfavorable market conditions.

•	Diversification characteristics in relation to other Underlying Funds.

•	Amount of assets under management.

•	Absence of significant conflicts of interest.

•	Overall integrity and reputation.

•	Percentage of business time devoted to investment activities.

•	Fees charged.

Ironwood has several sources for identifying prospective Underlying Funds, including:

•	Referrals from other advisers, consultants, brokers and investors.

•	Knowledge obtained through current and past investment activities of potential Underlying Advisers who manage only proprietary capital or who are employed by other financial entities.

•	Articles and publications.

•	On-site and telephone interviews.

•	Monitoring of the Underlying Funds and investments.

Ironwood monitors the performance of each Underlying Fund. Ironwood contacts each Underlying Advisers and makes periodic visits to the offices of the Underlying Advisers to review their activities. The frequency of Ironwood’s on-site reviews varies depending on a number of factors which may include:  length of relationship, size of allocation or degree of change in trading strategy (if any). The Underlying Advisers are contacted frequently regarding their periodic results and for their analysis of significant events as they relate to such Underlying Advisers’ investment strategies and influence such Underlying Advisers’ investment decisions.

If an Underlying Fund’s relative performance is poor or if significant changes occur in an Underlying Fund’s approach or investments, Ironwood may reduce or redeem the Fund’s capital allocation to that Underlying Fund. Ironwood may also reallocate the Fund’s assets among different Underlying Funds to reflect Ironwood’s analysis of which investment strategies are best suited to current market conditions.

Leverage

The Underlying Advisers frequently use leverage in their investment activities through purchasing securities on margin and through selling securities short. The Underlying Funds may also leverage by entering into repurchase agreements whereby they effectively borrow funds on a secured basis by “selling” portfolio securities to a financial institution for cash and agreeing to “repurchase” such securities at a specified future date for the sales price paid plus interest at a negotiated rate. The proceeds of such repurchase agreements will be used to finance other investment activities. Further, leverage may be generated through bank borrowings, total return swaps, futures and options and other techniques. Futures trading by the Underlying Funds generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.

The Fund will not directly leverage its investments with Underlying Funds through borrowing to any significant extent. However, the Fund may borrow money for the purpose of balancing cash inflows and outflows between the Fund and its selected Underlying Funds, balancing cash flows between Underlying Funds and subscriptions to the Fund (e.g., the Fund invests with an Underlying Fund that is only available on April 1 in anticipation of further subscriptions from new or existing Members on July 1 of such year) and providing liquidity to fund the periodic repurchase of Units on a timely basis (including the repurchase of units by a Feeder Fund). The Fund may also temporarily borrow funds for the purpose of providing liquidity for the payment of fees or expenses or for any other reasonable purpose (as determined by Ironwood), including the facilitation of prompt payouts to Members in connection with the Fund’s periodic repurchases of Units or a Feeder Fund’s periodic repurchases of its units.

Cash Reserves

Ironwood is not required to allocate all of the Fund’s assets to Underlying Funds and may maintain such cash reserves as it may from time to time deem to be appropriate for defensive purposes, to fund future allocations, or to pay operating costs or to pay the cash portion of any Annual Distributions. Ironwood may invest and manage such cash reserves in Treasury securities, money market funds, bank deposits, and similar short-term instruments or accounts. If Ironwood allocates some of the Fund’s assets to a money market fund or similar investment, the Fund will bear the standard management fees and costs and expenses of such money market fund in addition to the fees and expenses borne by the Fund.

INVESTMENT STRATEGIES

Following are brief summaries of some of the investment strategies which may be utilized by the Underlying Funds. They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods which may be used by the Underlying Funds.

(1)           Fundamental Equity Market Neutral. Certain Underlying Funds have stock selection methods based on analytical and statistical analysis. They offer a relative value product by buying a diversified basket of stocks that the model selects as undervalued and selling short a diversified basket of stocks which the model selects as overvalued. The two baskets are chosen to maximize expected return and minimize expected risk. Since these are, at least to some extent, opposing goals, a compromise is necessary. Frequently, Underlying Funds explicitly or implicitly attempt to maximize some function of these two variables, such as the Sharpe ratio ((expected return minus riskless rate)/(standard deviation of return)). Other Underlying Funds employ similar strategies which are roughly market and sector neutral but make no attempt to eliminate all market or sector risk or to hedge individual positions against company risk.

(2)           Risk and Event Arbitrage. Risk and event arbitrage involves assessing the probability that an announced transaction will be completed, the timing of such transaction and the risk that it will occur differently than expected. The transaction may be a merger, tender offer, sale, liquidation, spin-off, exchange offer or other extraordinary transaction. The decision to initiate a risk arbitrage position will depend upon the price differential or “spread” between the market price and the expected value at consummation, and upon whether or not such “spread” is large enough to compensate for both the time until closing and the risks associated with the transaction. An investment may also depend on the potential for other buyers to emerge at higher prices. The assessment of probability, risk, valuation and timing requires analysis of business, financial, regulatory and legal issues specific to each transaction. A risk and event arbitrage investment may involve long or short positions, or a combination.

(3)           Distressed and Stressed Securities. Certain Underlying Funds may select debt or equity securities of issuers experiencing financial distress. Such securities present opportunities because the market may not accurately assess the value of the issuer’s securities or the likely effect of future events. These investments may be in bank loans, equipment leases, trade payables and other traded debt or preferred stock of companies which may become subject to Chapter 11 bankruptcy proceedings or may be affected by financial reorganizations, exchange offers, liquidations outside of bankruptcy, workouts and other extraordinary transactions. Such securities may be purchased with a view toward actively participating in recapitalizations or restructurings. The lack of institutional research coverage, limited investor analysis of a potential restructuring and original claim holders’ liquidity requirements may create substantial price differentials between current market value and likely future value.

(4)           Convertible Bond Arbitrage. This style of arbitrage involves the simultaneous purchase and short sale of multiple securities of the same corporation. The arbitrager purchases the undervalued issue and sells short the overvalued issue. Often, the arbitrage involves the purchase of a convertible bond issued by a corporation and the short sale of that corporation’s common stock. The convertible bond generally has a higher rate of return, carries the corporation’s legal obligation to redeem at a pre-determined future date and places its owner in a higher legal standing, as creditor, than the common shareholders. Therefore, the convertible bond tends to lose value at a slower rate than the common stock in declining markets. The arbitrager would purchase the bond when its “premium,” the excess of its price over the conversion value, is relatively low. If the common stock price were to decline, it would likely fall at a greater percentage than the bond. If the common stock price were to rise, the conversion value of the bond would increase also. These arbitrages generally involve varying proportions of long and short positions. Convertible bond arbitrage may involve a wide range of “derivative securities” including convertible bonds, convertible preferred stock, warrants and rights and options on stock, including puts and calls. With the rise of important markets overseas, especially in Japan and London, there has been a concurrent rise in opportunities to trade mispriced derivative securities. As a result, a substantial portion of some Underlying Funds’ portfolios may be in non-U.S. securities.

(5)           Capital Structure Arbitrage. Capital structure arbitrage involves analyzing the fundamental credit of issuers to assess the value of each class of such issuers’ assets. Underlying Funds that pursue capital structure arbitrage strategies frequently invest in multiple levels of a single company’s capital structure, often taking long and short positions in a company’s debt and/or equity in order to capitalize on perceived mispricings resulting from market inefficiencies or different pricing assumptions. Underlying Funds may take positions related to any level of a company’s capital structure, e.g., senior and subordinated debt securities, bank loans, preference and convertible securities and common stock. In addition, Underlying Funds may implement their strategies through the use of derivatives, including credit and equity derivatives and structured products, such as collateralized debt obligations. An example of a capital structure arbitrage strategy involves taking a long position in a company’s senior secured debt and a short position in the same company’s unsecured debt.

(6)           Systematic Trading. Systematic trading (also often referred to as statistical arbitrage) is based on the concept that stocks have a tendency to return to a short-term trend line (i.e., deviations from the trend over the last few days tend to reverse themselves partially in the next few days) and often involve using computer-generated technical trading systems to recommend suggested trades and/or execute such trades. In the “systematic trading” variations, a basket of stocks which are below their short-term trend is purchased and a basket of stocks which are above their short-term trend is sold short. The baskets are chosen to make the combined portfolio approximately market neutral. The portfolio risk may be reduced further by balancing within industry groups by using factor analysis, etc. Another variation on the theme of short-term reversal uses pairs of stocks that match each other closely in characteristics, or are in the same industry, with one below its short-term trend (long) and one above (short). Short-term reversal may also be used as a timing device for purchase or sale. Stock index arbitrage uses stock index futures and a “basket” of securities may also be used in systematic trading.

(7)           Fixed Income Arbitrage. Fixed income arbitrage strategies generally seek to profit from arbitrage opportunities by investing in fixed income instruments viewed as mispriced while attempting to hedge out a substantial component of the underlying market risk with other fixed income instruments. For example, the arbitrager may simultaneously purchase and sell several forward interest rate swaps such that the components are all interest rate-based assets denominated in the same currency. Through these simultaneous purchases and sales, issue specific problems including high/low coupons, above/below par effects, issue sizes, real investor demand and financing availability may frequently be minimized. The strategy may also include attempting to arbitrage absolute and relative fluctuations of interest rate swap spreads due to shifts in market sentiment, regulatory reasons or supply/demand issues in particular sectors of the yield curve. Such trades typically involve either purchasing/selling sovereign debt while simultaneously paying/receiving on a matched maturity swap or other interest rate-based asset. The fixed income instruments primarily used include interest rate swaps, sovereign debt, financial futures and options but could involve any number of other instruments.

(8)           Private Investments. Private investment strategies involve purchasing common stock or securities convertible into common stock in unregistered private transactions or pursuant to offshore transactions. The securities purchased may be offered for sale by both U.S. issuers and non-U.S. issuers. Because the securities are illiquid, the investment strategy generally includes an exit strategy or other plan to create liquidity within a relatively short period of time following closing of the transaction.

This is typically accomplished through an arrangement under which the issuer is required to register the common stock issued, or that is issuable upon conversion of the convertible securities, within an agreed-upon period of time following the private placement. Where restricted common stock is purchased directly, it typically will be purchased at a discount from the price at which shares of the common stock are then trading in the public markets. The convertible securities similarly are generally convertible into common stock at a discount from the price at which shares of the common stock are trading in the public market at the time of conversion. However, each position, while having an imbedded or anticipated discount, is still subject to the risk of a thin or nonexistent trading market and to risk of insolvency of the issuer.

CERTAIN RISK FACTORS

Prospective investors should consider the following factors in determining whether an investment in the Fund is suitable for them. However, the following section does not set forth all risks applicable to the Fund and prospective investors should read this entire Prospectus prior to investing in the Fund. The following discussion of certain risk factors does not purport to be an exhaustive list or a complete explanation of all of the risks involved in an investment in the Fund. An investment in the Fund should only be made after consultation with independent qualified sources of investment and tax advice. In addition, certain Underlying Funds employ strategies for which no specific “risk factors” are provided. Nevertheless, such strategies should be considered to be speculative, volatile, and, in general, no less risky than other strategies more fully described herein.

THE PAST RESULTS OF THE UNDERLYING FUNDS SELECTED FOR INVESTMENT BY THE FUND OR THE UNDERLYING ADVISERS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM AND SHOULD REPRESENT ONLY A PORTION OF AN INVESTOR’S PORTFOLIO MANAGEMENT STRATEGY.

Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units.

The Fund is a closed-end, non-diversified, management investment company under the 1940 Act designed primarily for long-term investment and is not intended to be a trading vehicle. Units are not redeemable. Investors should not invest in the Fund if they need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. Ironwood believes that unique investment opportunities exist in the market for Underlying Funds. However, these investments are illiquid, and an open-end fund’s ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund.

The Fund does not intend to list its Units for trading on any securities exchange. There is no secondary trading market for the Units, and none is expected to develop. Because the Fund is a closed-end investment company, the Units are, therefore, not readily marketable. The Fund is not required to repurchase its Units at the option of Members and Units are not exchangeable for interests of any other fund. Although the Board, in its complete and absolute discretion, may cause the Fund to make Offers to repurchase outstanding Units at their net asset value, the Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. The number of Units that the Fund will make Offers to repurchase during any Offer is determined by the Board in its complete and absolute discretion, and such number may be all or any portion of the Fund’s outstanding Units. In addition, in extreme cases, the Fund may not be able to complete repurchases due to its holding of illiquid investments in interests of the Underlying Funds. Members whose Units are repurchased will bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their Offer Acceptances and the effective date of the repurchase (i.e., the Repurchase Date). Further, Offers, if any, may be suspended or postponed in the complete and absolute discretion of the Board.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the investments of the Fund in the Underlying Funds as well as the limited liquidity of the investments owned by the Underlying Funds. See “Investor Suitability” and “Repurchases of Units.” Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members.

Limited Liquidity of Units.

Ironwood expects that it will recommend to the Board that the Fund offer to repurchase Units from Members on the Repurchase Dates. In addition, a Member that requests a repurchase of such Member’s Units during the Lock-Up Period will be subject to an Early Repurchase Fee of 5.00% of the amount being repurchased by the Fund, payable to the Fund. Units are not freely transferable. There is no market for Units and none is ever expected to develop or be permitted to develop. Members thus may not be able to liquidate their investment in the event of an emergency or for any other reason and Units may not be readily accepted as collateral for a loan. In addition, illiquidity of the Fund’s investments (pooled entities in which the Fund invests may only allow redemptions on an annual or more irregular basis and may impose limits on the amount of redemptions) or an Underlying Fund’s investments may prevent the Fund from making prompt payment of repurchase proceeds. Each Underlying Fund has substantial restrictions on the ability of investors (including the Fund) to redeem their interest therein and broad authority to suspend redemptions of interests therein. None of Ironwood, the Board or any of their respective employees or other affiliates has any control over any Underlying Fund or any Underlying Adviser. Therefore, due to circumstances entirely outside of the control of Ironwood, the Board and any of their respective affiliates, the Fund may be unable to repurchase Units as of any Repurchase Date. Further, in certain limited circumstances the Fund may delay offers to repurchase Units and/or pay for repurchased Units in kind rather than in cash.

Illiquidity of Fund Investments.

The Fund invests all or most of its assets in pooled entities that are organized in non-U.S. jurisdictions. For such investments, Ironwood has no control over the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investment.

During the financial market crisis of 2007-2009, a number of private investment funds adopted or otherwise implemented liquidity constraints, such as “gates,” “side pockets,” suspension of withdrawals/net asset value calculations, withdrawals in kind, special liquidity vehicles, lock-ups, withdrawal fees and less frequent withdrawal rights. Ironwood has no control over the liquidity of the Underlying Funds (except at original investment) and depends on the Underlying Fund to provide valuations as well as liquidity in order to process withdrawals. Members must recognize that under certain circumstances, repurchases may be materially restricted or delayed due to the Underlying Funds’ illiquidity. In some cases, Ironwood may have allocated Fund assets to Underlying Funds from which Ironwood later intends to liquidate but the Fund is unable to do so promptly due to liquidity constraints imposed by such Underlying Funds. To the extent that a material portion of the Fund’s assets are allocated to Underlying Funds that take such actions, the Fund will likely be unable to withdraw from such Underlying Funds for an extended period of time notwithstanding a desire to do so. Such inability to withdraw from such Underlying Funds could expose the Fund to losses it may have avoided if it had been able to allocate away from such Underlying Funds.

The complicated and often protracted process of withdrawing from Underlying Funds could hinder the Fund’s ability to repurchase Units from Members in a timely manner, as well as the Fund’s ability to adjust its Underlying Fund allocations. It could also cause the Fund to become unbalanced in the event the Fund withdraws from its more liquid Underlying Funds to fund the Fund’s repurchases or expenses; provided, however, that Ironwood limits the percentage of Units subject to any Offer to mitigate such risks, although it will be impossible to eliminate such risks. Also, to the extent that a material portion of Underlying Funds suspend the calculation of net asset value, Ironwood may be unable to calculate the Fund’s net asset value.

Underlying Fund Risk.

The Fund’s approach to investing in multiple Underlying Funds is subject to Underlying Fund risk. Underlying Fund risks encompass the possibility of loss due to Underlying Fund’s fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment. During the lifetime of the Fund, there could be material changes in one or more Underlying Funds, including changes in control, initial public offerings and mergers. The effect of such changes on an Underlying Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Underlying Funds, the Fund may not be able to quickly alter its portfolio allocation in response to any such changes, resulting in substantial losses from Underlying Fund risk.

Non-Diversified Status Under the 1940 Act.

The Fund is a “non-diversified” investment company under the 1940 Act. Thus, there are no limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. This may result in the Fund’s investment portfolio being more susceptible to a single economic, political or regulatory occurrence than would be the case if the Fund were operated as a diversified investment company under the 1940 Act. The Fund generally will not invest more than 10% of its assets (measured at the time of purchase) in the securities of a single Underlying Fund (or any group of Underlying Funds managed by a single Underlying Adviser or group of affiliated Underlying Advisers).

No Guarantee of Investment Program Success.

No guarantee or representation is made that the Fund’s investment program will be successful.

Market Turmoil.

Both the credit and equity markets experienced unprecedented turmoil during 2007-2009, resulting in the credit markets becoming illiquid, credit spreads widening and the equity markets losing substantial value. Such market conditions caused many private investment funds, including certain Underlying Advisers who will allocate assets of the Fund, to suffer substantial losses. At the same time, some funds implemented withdrawal gates, designated investments, illiquid investment provisions or suspended withdrawals in response to increased withdrawal requests, which actions may adversely affect the Fund’s ability to withdraw from the Underlying Funds.

Market Risk.

The Fund’s investment approach is subject to various investment-related types of risks, including market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of riskier assets and contraction of available credit or other financing sources.

Investment Strategies Generally.

While certain Underlying Funds use “relative value” hedging or arbitrage strategies, this in no respect should be taken to imply that the Fund’s investments with such Underlying Funds are without risk. Substantial losses may be recognized on “hedge” or “arbitrage” positions and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation. Every relative value strategy involves exposure to some second-order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar-term government bonds or the price spread between different classes of stock for the same underlying firm. Further, many “relative value” Underlying Funds employ limited directional strategies which expose such Underlying Funds to certain market risk.

Credit Markets.

Certain of the Underlying Funds will concentrate on the credit markets, attempting to take advantage of relative mispricings. The identification of attractive investment opportunities in disrupted credit markets is difficult and involves a significant degree of uncertainty.

The credit markets are, in general, highly susceptible to interest-rate movements, government interference, economic news and investor sentiments. There was significant volatility in the credit markets in 2007-2009, and such volatility can be expected to continue. During periods of “credit squeezes” or “flights to quality,” the market for credit instruments other than U.S. Treasury bills can be substantially reduced. This poses the risk that leveraged credit instrument positions held by Underlying Funds that pursue credit related investment strategies may need to be sold at discounts to fair value of outstanding positions, resulting in additional margin calls as loan to value triggers are hit under prime brokerage and swap agreements. Such downward pressures on price and leverage could cause substantial or total losses for Underlying Funds implementing credit strategies. Moreover, even if such Underlying Funds do not implement leverage strategies, forced sales from those funds into illiquid markets due to investor withdrawals could result in substantial losses.

Short Selling and Futures Trading.

Some of the Underlying Funds use high-risk strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Furthermore, the emergency short sale rules adopted by the SEC and other financial market regulators in September and October of 2008, if they recur, may materially adversely impact the implementation of certain trading strategies making them uneconomical or impractical to implement, exposing the Fund to potential material losses. The SEC adopted a new uptick rule in February 2010 and its impact on the investment strategies employed by the Underlying Funds is as yet unclear. Commodity futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Members.

Forward Trading.

Underlying Funds may engage in forward trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have been unable to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Underlying Funds due to unusually high trading volume, political intervention or other factors.

Risk and Event Arbitrage.

In pursuing risk and event arbitrage opportunities, certain Underlying Funds may seek to purchase securities at prices below their anticipated value following the occurrence of a predicted event, including proposed mergers, tender offers or similar transactions. Such purchase price may be in excess of the market price of the securities immediately prior to the announcement of the proposed transaction. If the proposed transaction is not consummated or is delayed, the market price of the security may decline and result in losses to the Fund. In certain transactions, the Underlying Fund may not be hedged against market fluctuations unrelated to the anticipated transaction but which may affect the value of the consideration to be received. This may result in losses, even if the proposed transaction is consummated.

Investment in Restricted Securities.

While most of the Underlying Funds invest only in marketable instruments, certain Underlying Funds, especially those implementing private investment strategies, invest in restricted or non-marketable securities. In certain circumstances, such investments could limit the liquidity of the Fund’s investments with such Underlying Funds.

Investment in Distressed and Low Credit Quality Securities.

Certain Underlying Funds may acquire distressed securities and securities issued by companies with a low credit rating. Such securities tend to be highly volatile and illiquid. In addition, there may be a significant risk of payment default in the case of debt securities. The Underlying Fund’s ability to realize significant appreciation in the value of such securities may depend upon the issuer’s ability to achieve a successful reorganization or restructuring. The risk inherent in such securities may be offset by hedging techniques, but this is not always the case. In some instances, hedging could compound the risk.

Equity Securities.

The value of the securities held by the Underlying Funds is subject to market risk, including changes in economic conditions, growth rates, profits, interest rates and the market’s perception of these securities. The Fund’s net asset value will increase and decrease, reflecting fluctuations in the value of such securities.

Debt and Other Fixed Income Securities.

Fixed income securities are subject to interest rate, market and credit risk. Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally. Even though such instruments are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively. Market risk relates to the changes in the risk or perceived risk of an issuer, country or region. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of fixed income securities may be affected by changes in the credit rating or financial condition of the issuing entities. Fixed income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

Convertible Securities.

Convertible securities (“Convertibles”) are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A Convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a Convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a Convertible usually falls. Since it is convertible into common stock, the Convertible generally has the same types of market and issuer risk as the underlying common stock. Convertibles that are debt securities are also subject to the normal risks associated with debt securities, such as interest rate risks, credit spread expansion and, ultimately, default risk, as discussed above. Convertibles are also prone to liquidity risk, as demand can dry up periodically, and bid/ask spreads on bonds can widen significantly.

An issuer may be more likely to fail to make regular payments on a Convertible than on its other debt because other debt securities may have a prior claim on the issuer’s assets, particularly if the Convertible is preferred stock. However, Convertibles usually have a claim prior to the issuer’s common stock. In addition, for some Convertibles, the issuer can choose when to convert to common stock, or can “call” (redeem) the Convertible, which may be at times disadvantageous for an Underlying Fund. Finally, because convertible arbitrage also involves the short sale of underlying common stock, the strategy is also subject to stock-borrowing risk, which is the risk that an Underlying Fund will be unable to sustain the short position in the underlying common shares.

Currency Risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the respective markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by governments or central banks (or the failure to intervene) or by currency controls or political developments. Certain of the investments of the Underlying Funds are in currencies other than the U.S. dollar. Because the Fund maintains its books and records in U.S. dollars, exchange rate fluctuations may cause the value of these investments to diminish.

Trading in Derivatives Markets.

The Underlying Funds may make use of various derivative instruments, such as convertible securities, options, futures, forwards and interest rate, credit default, total return and equity swaps. The use of derivative instruments involves a variety of material risks, including the extremely high degree of leverage sometimes embedded in such instruments. The derivatives markets are frequently characterized by limited liquidity, which can make it difficult as well as costly to close out open positions in order either to realize gains or to limit losses. The pricing relationships between derivatives and the instruments underlying such derivatives may not correlate with historical patterns, resulting in unexpected losses.

Use of derivatives and other techniques such as short sales for hedging purposes involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short-term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations. In addition, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

Over-the-Counter Transactions.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”), enacted in July 2010, includes provisions that comprehensively regulate the over-the-counter derivatives markets for the first time.

The Reform Act will require that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Although the Reform Act includes limited exemptions from the clearing and margin requirements for so-called “end-users”, neither the Fund nor Ironwood can confirm whether each Underlying Fund will be able to rely on such exemptions.

In addition, the OTC derivative dealers with which the Underlying Funds may execute the majority of their OTC derivatives will not be able to rely on the end-user exemptions under the Reform Act and, therefore, such dealers will be subject to clearing and margin requirements, notwithstanding whether the Fund is subject to such requirements. OTC derivative dealers also will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as they currently are allowed to do. This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks.

The SEC and CFTC may also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult and costly for investment funds, including the Underlying Funds, to enter into highly tailored or customized transactions. They may also render certain strategies, in which the Underlying Funds might otherwise engage, impossible or so costly that they will no longer be economical to implement.

OTC derivative dealers and a small number of major OTC derivatives market participants will be required to register with the SEC and/or CFTC. One or more Underlying Funds or Underlying Advisers may be required to register as major participants in the OTC derivatives markets. Dealers and major participants will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared. OTC derivatives dealers will also be subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The overall impact of the Reform Act on the Fund is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

Although the Reform Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by an Underlying Fund may remain principal-to-principal or OTC contracts between an Underlying Fund and third parties entered into privately. The risk of counterparty nonperformance can be significant in the case of these over-the-counter instruments and “bid-ask” spreads may be unusually wide in these heretofore substantially unregulated markets. While the Reform Act is intended in part to reduce these risks, its success in this respect may not be evident for some time after the Reform Act is fully implemented, a process that may take several years. To the extent not mitigated by implementation of the Reform Act, if at all, the risks posed by such instruments and techniques, which can be extremely complex and may involve leveraging of the assets of one or more Underlying Funds, include:  (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable and the insolvency or bankruptcy of a counterparty could preempt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) system risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks, such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Investments in Non-U.S. Underlying Funds and Non-U.S. Markets by Underlying Funds.

Each Underlying Fund is organized outside of the United States. A jurisdiction in which one or more Underlying Funds may be organized may have limitations on the ability of the Fund as an investor in such Underlying Funds to enforce the Fund’s rights as an investor therein. Moreover, the laws of such jurisdiction may generally limit the rights of investors in an Underlying Fund. Ironwood will not limit investments in Underlying Funds that are organized in any jurisdiction.

In addition, certain Underlying Funds may trade on securities and commodities markets located outside the United States. Trading on such markets is not regulated by any U.S. government agency and may involve certain risks not applicable to trading on U.S. markets. For example, certain foreign markets are “principals’ markets” in which performance is the responsibility of the counterparty rather than a clearinghouse. Consequently, investments by the Underlying Funds in non-U.S. financial markets, including markets in developing countries, present political, regulatory and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States and pose a range of potential risks that could include, depending upon the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility and market manipulation. In addition, less information may be available regarding non-U.S. issuers and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Further, non-U.S. securities may not be as liquid as U.S. markets. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a non-U.S. currency to dollars, the payment of fixed brokerage commissions on some non-U.S. exchanges and the imposition of transfer taxes or transaction charges by non-U.S. exchanges. There is generally less government supervision and regulation of exchanges, brokers and issuers outside the U.S. than there is in the U.S. and there is greater difficulty in taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance.

Use of Trading Systems by Underlying Funds.

Certain Underlying Funds’ strategies require the use of systematic trading systems. As market dynamics (for example, due to changed market conditions and participants) shift over time, a previously highly successful trading system often becomes outdated or inaccurate, perhaps without the Underlying Adviser recognizing that fact before substantial losses are incurred. There can be no assurance that an Underlying Adviser will be successful in continuing to develop and maintain effective quantitative trading systems.

Systematic trading systems also rely heavily on computer hardware and software, online services and other computer-related or electronic technology and equipment to facilitate the Underlying Fund’s investment activities and may trade financial instruments through electronic trading or order routing systems. Electronic trading exposes such an Underlying Fund, and therefore the Fund, to the risk of system or component failure.

Strategy Risk.

The Fund is subject to strategy risk. Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all Underlying Funds in the strategy suffer significant losses). Strategy-specific losses can result from excessive concentration by multiple Underlying Funds in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market).

Long/Short Equity Risks.

The Fund could incur significant losses in the long/short equities component of the Underlying Funds in the event of a substantial decline in the global stock markets.

Custody Risk.

Institutions, such as brokerage firms, banks or limited partnerships, will have custody of the Fund’s assets and the assets of each Underlying Fund. Often these assets will not be registered in the Fund’s name or, in certain cases, the name of the Underlying Funds. Bankruptcy or fraud at one of these institutions could indirectly impair the operational capabilities or capital position of the Fund by impairing an Underlying Fund through which it has invested. For example, in connection with the bankruptcy filing of Lehman Brothers Inc. and administration of Lehman Brothers International (Europe) in September 2008, numerous customer accounts were “frozen,” and it is unclear if, and when, accountholders will regain access to their accounts or have their assets returned to them, if at all. Ironwood attempts to limit its direct investment transactions to well-capitalized and established banks and brokerage firms in an effort to mitigate such risks and all of the Fund’s assets will be custodied with the Custodian, although this may change in the future. Ironwood, however, will have no control over the banks, brokerage firms or other institutions used by the Underlying Fund to custody assets.

No Control of Fund Investments.

The Fund invests substantially all of its assets in pooled entities that are organized in non-U.S. jurisdictions. For such investments, Ironwood has no control over the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investments.

Limited Access to Information on Underlying Funds’ Investments.

Although Ironwood receives detailed information from each Underlying Fund regarding the Underlying Fund’s historical performance and investment strategy, Ironwood generally is not given access to real-time information regarding the actual investments made by the Underlying Funds. At any given time, Ironwood may not know the composition of the Underlying Funds’ portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets. In addition, Ironwood may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact.

Reliability of Valuations.

The value of the Fund’s interest in each Underlying Fund is generally determined pursuant to the instrument governing such Underlying Fund, and reported by the relevant Underlying Adviser or such Underlying Fund’s administrator. As a general matter, the governing instruments of the Underlying Funds provide that any securities or investments that are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined, are assigned such fair value as the respective Underlying Advisers may determine in their judgment based on various factors.

Such factors, include, but are not limited to, dealer quotes or independent appraisals, and may include estimates. An Underlying Fund may also be required to make a valuation adjustment under Accounting Standards Codification Topic No. 820 (“ASC 820”). For instance, if an Underlying Fund has assets on deposit with a dealer that is in distress or has gone bankrupt, the Underlying Fund may under ASC 820 discount the value of those assets. The Administrator relies on these estimates in calculating the Fund’s net asset value for reporting, fees and other purposes (including repurchases) and generally does not make any adjustments with respect to payments made upon the Fund’s periodic repurchase of Units; however, in accordance with its Valuation Policy, the Fund may adjust the value received from an Underlying Fund, and such adjustment could reduce the net asset value of the Fund. Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market.

There may be extraordinary circumstances in which actual or estimated net asset values of Underlying Funds would be adjusted by Ironwood if Ironwood determines that a significant and unusual circumstance with an Underlying Fund warrants a downward net asset value adjustment under ASC 820.

Incentive Toward Riskier Strategies.

Most Underlying Advisers receive performance-based compensation calculated by reference to the investment performance of its corresponding Underlying Fund. Underlying Advisers compensated with performance fees may tend to incur more risk than those who receive fixed fees.

Use of Leverage.

The Underlying Funds generally use leverage by purchasing instruments with the use of borrowed funds, selling securities short and/or trading options or futures contracts, which would increase any loss incurred. The more leverage is employed, the more likely a substantial change will occur either up or down in the value of the Units. Because of the relatively small intrinsic profits in “hedge” or “arbitrage” positions, some Underlying Funds may acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions and are subject to the risk of “credit squeezes” such as occurred in 2008-2009.

Credit Facilities.

In the discretion of Ironwood, proceeds for repurchased Units may be funded through credit facilities provided to the Fund at prevailing market rates by the Fund’s custodian or its affiliates or from unaffiliated third parties. The Fund may also utilize credit facilities for portfolio management purposes. Should such credit facilities be utilized, the Fund would be subject to greater risk of loss than if it did not utilize such credit facilities. Moreover, the Fund would incur additional interest and other expenses with respect to such facilities.

Under current market conditions, it is both difficult and expensive to arrange credit facilities. The Fund believes that it will be able to obtain credit facilities and/or to maintain any obtained facility or replace any such obtained facility so as to retain a capability to bridge repurchases and subscriptions and provide leverage, but there can be no assurance that it will be able to maintain a facility over the long term at attractive rates.

Access to Credit and Overall Credit Market Conditions.

As a general matter, the banks and dealers that provide financing to the Underlying Funds can apply essentially discretionary margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Underlying Fund will be able to secure or maintain adequate financing without which an investment with such Underlying Fund may not be a viable investment.

High Trading Volume.

Some of the investment strategies employed by the Underlying Funds may require a high volume of trading. Therefore, turnover and brokerage commissions may be greater than for other investment entities of similar size. In addition, the aggregate cost of operating the Fund, including the fees and expenses paid to Ironwood and the Underlying Funds, may constitute a higher percentage of total assets than for other investment entities.

Competition Among Underlying Funds.

The Underlying Funds trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a trading profit).

Lack of Diversification.

The Fund is not, and certain Underlying Funds may not be, subject to any formal diversification requirements. Further, the diversification by the Fund and any Underlying Fund may not always be significant and, even if significant, may not provide meaningful risk control, even though it may reduce the Fund’s or the Underlying Fund’s profit potential. Some of the Underlying Funds may concentrate their investments in only a few securities, industries or countries. Although the Fund’s overall investments may be diversified, concentration by individual Underlying Funds may cause a proportionately greater loss than if their investments had been spread over a larger number of investments.

No Assurance of Profits; Trading Method Variance.

There can be no assurance that any trading strategies will produce profitable results and the past performance of an Underlying Fund’s or Underlying Adviser’s trading strategies is not necessarily indicative of its respective future performance. Furthermore, Underlying Funds’ trading methods are dynamic and change over time; thus an Underlying Fund will not always use the same trading method in the future that was used to compile its past performance record.

Limited Asset Allocation Flexibility.

One of the principal disadvantages and risks inherent in a fund of funds structure is the restrictions imposed on the asset allocation flexibility and risk control capability of the manager of the top-tier fund as a result of the limited liquidity of the second-tier funds in which the former invests. Certain Underlying Funds may permit redemptions only on a semi-annual, annual or less frequent basis or be subject to “lock ups” or redemption “gates” that restrict redemptions. The Fund could be unable to redeem its capital from Underlying Funds for some months after Ironwood has determined that the money manager operating such Underlying Fund has begun to deviate from its announced trading policies and strategy.

Multiple Levels of Fees and Expenses; Underlying Advisers’ Performance Fees.

The Fund will incur management, performance, advisory, sponsorship or other fees and expenses when investing in or allocating assets to Underlying Funds. Further, if the Underlying Funds invest in exchange-traded funds or similar managed products, the Fund will be subject to the fees and costs associated with such investments. In addition, Underlying Advisers’ performance fees are generally paid on a quarterly or annual basis. Therefore, an Underlying Adviser could receive performance fees in a year even though its corresponding Underlying Fund was unprofitable during such year. Once a performance fee is paid, the Underlying Adviser retains the fee regardless of subsequent performance of its corresponding Underlying Fund. Performance fees will be calculated separately for each Underlying Fund, so the Fund could bear substantial performance fees in respect of Underlying Funds whose trading is profitable even when the Fund as a whole has a loss.

Potential for Underlying Adviser Fraud or Misconduct.

When the Fund invests funds with an Underlying Fund, the Fund does not have custody of the assets or control over their investment. Therefore, there is always the risk that the Underlying Adviser could divert or abscond with the assets, fail to follow agreed-upon investment strategies, provide false reports of operations or engage in other misconduct. The Underlying Funds with whom the Fund invests are private and do not register their securities or investment advisory operations under federal or state securities laws.

Risk of Regulatory Action and Litigation; Possible Indemnification Obligations.

The Fund and Ironwood could be named as a defendant in, or otherwise become involved in, litigation or a regulatory proceeding. Legal and regulatory actions can be time-consuming and expensive, and can frequently lead to unexpected delays or losses. The outcome of such proceedings, which may materially and adversely affect the value of the Fund, may be impossible to anticipate, and such proceedings may continue without resolution for long periods of time. Litigation may consume substantial amounts of Ironwood’s time and attention, often to an extent disproportionate to the amounts at stake in the litigation. The Fund will likely be required to expend significant resources responding to any litigation or regulatory action related to it. Moreover the Fund may be obligated to indemnify an Underlying Fund, other counterparties, and any of their respective principals and affiliates under the various agreements entered into with such parties against certain liabilities they may incur in connection with their relationship with the Fund. The Fund also indemnifies Ironwood and its affiliates pursuant to the LLC Agreement.

Reliance on Key Individuals.

Ironwood relies on the services of Jonathan Gans, Frederick Gans and Benjamin Zack and certain Underlying Funds rely on the services of a limited number of persons. The loss of the services of such key personnel could have a material adverse impact on the Fund.

Corporate-Level Income Tax for Failure to Qualify as a RIC.

To maintain qualification as a RIC under the Code, which is required in order for the Fund to distribute its income without being taxed at the corporate level and to obtain favorable RIC treatment, the Fund must meet certain income source, asset diversification and annual distribution requirements. Satisfying these requirements may require the Fund to take actions it would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source-of-income requirements. If the Fund fails to qualify as a RIC for any reason and becomes or remains subject to corporate-level income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund’s results of operations and financial conditions, and thus, the Members. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Difficulty Paying Required Distributions.

The distribution requirement for a RIC is satisfied if the Fund distributes annually to the Members an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. For U.S. federal income tax purposes, the Fund will include in income certain amounts that it has not yet received in cash. Specifically, the Fund intends to elect to mark-to-market at the end of each taxable year its shares in the Underlying Funds. As a result, the Fund will recognize as ordinary income any increase in the value of such interests, and, as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under this election, the Fund may be required to recognize in a year income in excess of the Fund’s distributions from the Underlying Funds and such income will nevertheless be subject to the Annual Distribution Requirement. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Taxable Distribution of Units.

The Fund intends to maintain an “opt out” dividend reinvestment plan for the Members. As a result, when the Fund declares a dividend, each Member that has not made a Distribution Election will automatically have their dividends reinvested in additional Units. Members who receive distributions will, to the extent such distributions include Units, be subject to the same federal, state and local tax consequences as if they received cash distributions, but will not have received cash from the Fund with which to pay such taxes.

To the extent Members make a Distribution Election, the Fund will pay such Member his, her or its Annual Distribution in the form of a combination of cash and Units. If the Fund makes such a distribution, each of the taxable U.S. Members will be required to treat the total value of the distribution that each such Member receives as a dividend, to the extent of each such Member’s pro rata share of the Fund’s earnings and profits, regardless of whether such Member receives all cash or a combination of cash and Units. A Member’s taxes resulting from receipt of a distribution of Units may exceed the cash, if any, that such Member receives in the distribution, in which case such Member may have to use cash from other sources to pay such tax. With respect to Non-U.S. Members, the Fund will be required to withhold federal tax with respect to dividends, including dividends that are paid in Units. See “Annual Distributions” and “Material U.S. Federal Income Tax Considerations.”

Legislation Enacted in 2010.

In 2010, tax legislation was enacted that changes the rules relating to withholding on U.S. source related payments to certain Non-U.S. Members. See “Material U.S. Federal Income Tax Considerations—Legislation Enacted in 2010” below.

Members May Not Participate in Management.

Members are not entitled to participate in the management of the Fund or the conduct of its business.

Involuntary Repurchase of Member’s Units.

Under the limited circumstances listed under “Repurchases of Units—Mandatory Repurchases” the Fund may repurchase a Member’s Units on 10 Business Days’ written notice.

Reliance on Corporate Management and Financial Reporting.

Certain of the strategies implemented by Underlying Funds rely on the financial information made available by the issuers in which the Underlying Funds place assets. None of Ironwood, the Board, the Underlying Funds or the Underlying Advisers have the ability to independently verify the financial information disseminated by these issuers and are dependent upon the integrity of both the management of these issuers and the financial reporting process in general. The financial crisis of 2008 has demonstrated the material losses which investors, such as the Fund and the Underlying Funds, can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Underlying Funds Not Registered.

The Underlying Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Underlying Funds. For example, the Underlying Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act.

As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks or administrators, into whose custody those Underlying Funds have placed their assets, could impair the operational capabilities or the capital position of the Underlying Funds and may, in turn, have an adverse impact on the Fund. In addition, the investment advisers to, or general partners of, the Underlying Funds often will not be registered as investment advisers under the Advisers Act. Further, the Underlying Funds in which the Fund invests are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were registered or publicly traded.

“Soft Dollar” Payments.

In selecting brokers, banks and dealers to effect portfolio transactions, certain Underlying Advisers may consider such factors as price, the ability of brokers, banks and dealers to effect transactions, their facilities, reliability and financial responsibility, as well as any products or services provided, or expenses paid, by such brokers, banks and dealers. Products and services may include research items used by the Underlying Advisers in making investment decisions and expenses may include general overhead expenses of such manager. Such “soft dollar” benefits may cause an Underlying Adviser to execute a transaction with a specific broker, bank or dealer even though it may not offer the lowest transaction fees.

Other Accounts Advised by Underlying Advisers.

The Underlying Advisers may manage other accounts (including other accounts in which such Underlying Funds may have an interest) which, together with accounts already being managed, could increase the level of competition for the same trades that the relevant Underlying Fund might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security or futures contract at a price indicated by an Underlying Adviser’s strategy.

Litigation and Enforcement Risk.

An Underlying Adviser might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, an Underlying Adviser and/or an Underlying Fund conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with hedge fund assets, falsely reporting hedge fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing and it is possible that hedge funds may be charged with involvement in such violations. If that were the case, the performance records of the hedge funds would be misleading. Furthermore, if an Underlying Fund has engaged in such violations, the Fund could be exposed to losses.

Sole Principal Managers.

Some of the Underlying Funds to which the Fund may allocate capital may be managed by Underlying Advisers that have only one principal. If that individual died or became incapacitated, the Fund might sustain losses.

Turnover.

The Fund’s activities involve investment in the Underlying Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Underlying Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Underlying Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Changes in Underlying Funds and Allocations.

Ironwood may from time to time select new or replacement Underlying Funds and change the percentage of Fund assets allocated to each Underlying Fund. These changes will be made in Ironwood’s sole discretion, subject to the Underlying Funds’ liquidity constraints. The Fund’s success depends to a great extent on Ironwood’s ability to identify and allocate assets successfully among Underlying Funds.

Other Trading Strategies.

Certain of the Underlying Funds may employ strategies for which no specific “risk factors” are provided. Nevertheless, such strategies should be considered to be speculative, volatile, and, in general, no less risky than other strategies more fully described herein.

Inability to Vote or Exercise Control.

The Fund may elect to hold non-voting securities in Underlying Funds or waive the right to vote in respect of an Underlying Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interest holders of the Underlying Fund, including matters adverse to the Members. The Fund does not intend to acquire a sufficient percentage of the economic units in any Underlying Fund to cause the Fund to control the Underlying Fund. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Underlying Fund that may be held by the Fund.

Inability to Invest in Underlying Funds.

In the event that the Fund is able to make investments in Underlying Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Underlying Funds in money market securities or other liquid assets pending investment in Underlying Funds. During this time that the Fund’s assets are not invested in Underlying Funds, that portion of the Fund’s assets will not be used to pursue the Fund’s investment objective.

Indemnification of Underlying Advisers.

The Underlying Funds generally indemnify their corresponding Underlying Advisers and their affiliates from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions. The Underlying Advisers often have broad limitations on liability and indemnification rights.

Additional Government or Market Regulation.

Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during the past decade have led to increased governmental, as well as self-regulatory, scrutiny of the “hedge fund” and financial services industry in general. Certain legislation proposing greater regulation of the industry, such as the Reform Act, enacted in July 2010, is considered periodically by the U.S. Congress, as well as the governing bodies of non-U.S. jurisdictions. It is impossible to predict what, if any, changes in the regulations applicable to the Fund, Ironwood, the Underlying Funds, the Underlying Advisers, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such laws or regulations could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of the Members.

Market Disruptions; Governmental Intervention; Dodd-Frank Wall Street Reform and Consumer Protection Act.

Since 2008, the global financial markets have gone through pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention was in certain cases implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition — as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action — these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of the markets, as well as previously successful investment strategies.

The Fund may incur major losses in the event of disrupted markets and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund and the Underlying Funds from their respective banks, dealers and other counterparties is typically reduced in disrupted markets. Such a reduction may result in substantial losses to the Fund. Market disruptions may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

In response to the financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Reform Act became law in July 2010. The Reform Act seeks to regulate markets, market participants and financial instruments that previously have been unregulated and substantially alters the regulation of many other markets, market participants and financial instruments. Because many provisions of the Reform Act require rulemaking by the applicable regulators before becoming fully effective and the Reform Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Reform Act on the Fund, Ironwood, the Underlying Funds, the Underlying Advisers and the markets in which they trade and invest.

The Reform Act could result in certain investment strategies in which one or more Underlying Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement. The Reform Act and regulations adopted pursuant to the Reform Act could have a material adverse impact on the profit potential of the Fund.

THE FOREGOING LIST OF “RISK FACTORS” IS NOT A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE MEMBERS SHOULD READ THIS ENTIRE PROSPECTUS AND CONSULT WITH THEIR OWN LEGAL, TAX AND FINANCIAL ADVISORS BEFORE DECIDING TO INVEST IN THE FUND.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. It is possible that a Member may lose some or all of its money. Before making an investment decision, each prospective investor should, among other things:  (i) consider the suitability of the investment with respect to its investment objectives and personal situation; and (ii) consider other factors, including its personal net worth, income, risk tolerance, tax situation and liquidity needs. An investor should invest in the Fund only money that it can afford to lose and it should not invest in the Fund money to which it will need access in the short term or on a frequent basis. In addition, prospective investors should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

MANAGEMENT OF THE FUND

The Board

The Board of the Fund has overall responsibility to manage and control the business operations of the Fund on behalf of the Members. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). See “Directors and Officers” in the Fund’s SAI for identities of the Directors and executive officers of the Fund, brief biographical information regarding each of them and other information regarding election of the Board and Board membership.

The Investment Adviser

Under the supervision of the Board and pursuant to the Investment Management Agreement, Ironwood, a registered investment adviser with headquarters at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105, provides investment supervisory services to the Fund. As the Fund’s investment adviser, Ironwood makes the Fund’s investment decisions. Ironwood buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. As necessary, Ironwood is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

As of December 31, 2012, Ironwood had total assets of approximately $1.5 billion under management. Ironwood and its affiliates serve as investment adviser to private investment funds that utilize investment programs similar to that of the Fund and Ironwood and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, Ironwood provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement. The Investment Management Agreement may be terminated at any time by the Board, by a majority vote of the Members or by Ironwood.

Portfolio Managers

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund with respect to Ironwood include Jonathan Gans, Frederick Gans and Benjamin Zack.

Jonathan Gans is the Chief Executive Officer and President of Ironwood. He is a member of the firm’s Investment & Risk Committee, Management Committee, Valuation Committee, and serves as a Director for Ironwood’s registered funds. Jon joined Ironwood in 1996 and is responsible for all aspects of Ironwood’s role as general partner and investment adviser of the Ironwood investment funds. Prior to joining Ironwood, Jon was employed at St. Claire Capital Management, where he served as General Counsel and Chief Operating Officer. His prior professional experience also includes positions at the Securities and Exchange Commission Division of Enforcement and Glenwood Financial Group. Jon is a member of the California State Bar, the California Bar’s Business Law Section, and the American Bar Association. He earned a B.A. degree, cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law.

Frederick Gans is the founder and Chairman of Ironwood. He is a member of the firm’s Investment & Risk Committee and Management Committee. Since its inception in 1996, Fred has had responsibility for all aspects of Ironwood’s role as general partner and investment adviser of the Ironwood investment funds. In 1992, Fred also co-founded the predecessor fund of one of Ironwood’s investment funds. Fred was previously employed by Bear, Stearns & Co., Inc. in San Francisco as a limited partner, Associate Director and then Managing Director, and as Vice President of Smith Barney and Co., where he serviced institutional and high-net worth individual accounts. Fred earned a B.A. degree in Mathematics from Case Western Reserve University, Cleveland, Ohio. He also received an M.S. degree in Statistics from Columbia University’s Graduate School of Business.

Benjamin Zack, FRM, joined Ironwood in 2004 and is a Managing Director and a member of the firm’s Investment & Risk Committee. Prior to joining Ironwood, Ben worked in the Health Care Investment Banking Group of Deutsche Banc Alex. Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives including mergers and acquisitions, equity and debt issuances, and restructurings. Ben earned a B.B.A. in Finance from the University of Texas at Austin and a M.B.A. in Finance from the Wharton School at the University of Pennsylvania. Ben has earned the designation of Financial Risk Manager - Certified by the Global Association of Risk Professionals.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure, and information regarding other accounts they manage.

The Fund Administrator

The Fund has entered into the Fund Administration Agreement with State Street Bank and Trust Company (the “Fund Administrator”) to perform certain financial, accounting, tax, corporate, administrative, registrar and transfer agency and other services on behalf of the Fund.

The Fund Administrator is paid a monthly fixed fee for certain services, and a monthly fee calculated as a percentage of the Fund’s net assets, which fee provides for “breakpoints” (or fee reductions) at increasing asset levels.  The Fund Administrator is also paid certain per-account charges. The Fund Administrator is reimbursed by the Fund for out-of-pocket expenses (including out-of-pocket expenses of any third party retained to assist the Fund Administrator) relating to services provided to the Fund.  The fee paid to the Fund Administrator may be renegotiated from time to time between the parties.

Between Ironwood and the Fund Administrator, the Fund Administrator is responsible, pursuant to the Fund Administration Agreement and under the ultimate supervision of Ironwood, for matters pertaining to the administration of the Fund, including, but not limited to, the following:  (i) communicating with Members; (ii) performing registrar and transfer agency services; (iii) processing subscriptions and repurchases; (iv) preparing and maintaining the financial and accounting records and statements of the Fund; (v) determining the net asset value of the Fund on a monthly basis; (vi) arranging for the provision of accounting, clerical and administrative services; and (vii) maintaining records of the Fund.

Ironwood has delegated to the Fund Administrator the calculation of the net asset value of the Fund. In determining the net asset value of the Fund, the Fund Administrator follows the valuation policies and procedures adopted by the Fund as set forth in the LLC Agreement of the Fund. If, and to the extent Ironwood is responsible for, or otherwise involved in, the pricing of any of the Fund’s portfolio securities or other assets, the Fund Administrator may accept, use and rely on such prices in determining the net asset value of the Fund and shall not be liable to the Fund, any Member, Ironwood or any other person in so doing. The Fund Administrator will not be responsible or liable for the accuracy of information furnished by other persons in performing its services for the Fund. The Fund Administrator in no way will act as guarantor or offeror of the Fund’s Units or any underlying investment, nor will it be responsible for the actions of the Fund’s sales agents or Ironwood.

The fees payable to the Fund Administrator are based on its standard schedule of fees charged by the Fund Administrator for similar services.

These fees are detailed in the Fund Administration Agreement, a copy of which is available from Ironwood upon request. The Fund may retain other service providers affiliated with the Fund Administrator to perform the administrative services that would otherwise be performed by the Fund Administrator and such service providers may be located outside of the United States.

The term of the Fund Administration Agreement is for an indefinite period; provided that the Fund Administration Agreement is subject to termination by the Fund Administrator or by the Fund upon 90 calendar days’ written notice or immediately in certain other circumstances specified therein.

Under the Fund Administration Agreement:

(1) the Fund has agreed to indemnify and hold harmless the Fund Administrator, its subsidiaries, affiliates, directors and other officers, shareholders, servants, employees, agents and permitted delegates and sub-delegates (together the “Fund Administrator Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any of them as a result of the services provided to the Fund (other than by reason of gross negligence, fraud or willful misconduct on the part of the Fund Administrator or any other Fund Administrator Indemnified Party in connection with the provision of the services to the Fund under the Fund Administration Agreement); and

(2) the Fund has agreed that, in the absence of material breach of the Fund Administration Agreement by the Fund Administrator or the gross negligence, fraud or willful misconduct by the Fund Administrator in the provision of the services thereunder, none of the Fund Administrator or any other Fund Administrator Indemnified Party shall be liable to the Fund on account of anything done, omitted or suffered by the Fund Administrator or any other Fund Administrator Indemnified Party in good faith in the provision of the services pursuant to the Fund Administration Agreement.

The Fund may engage a different administrator or perform such administrative services itself in its discretion upon notice to Members.

IN PROVIDING SERVICES AS AN ADMINISTRATOR, THE ADMINISTRATOR DOES NOT ACT AS A GUARANTOR OF THE FUND’S UNITS. MOREOVER, THE ADMINISTRATOR IS NOT RESPONSIBLE FOR ANY INVESTMENT DECISIONS OF THE FUND (ALL OF WHICH WILL BE MADE BY IRONWOOD) OR THE EFFECT OF SUCH INVESTMENT DECISIONS ON THE PERFORMANCE OF THE FUND.

State Street Bank and Trust Company also serves as the Fund’s transfer agent and dividend paying agent.

The Custodian

The Fund has entered into a custody agreement (the “Custody Agreement”) with The Bank of New York Mellon (the “Custodian”) to act as the Fund’s custodian of all securities and cash at any time delivered to the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and the rules and regulation promulgated thereunder or in connection therewith. The Custodian may place certain of the Fund’s assets with subcustodians and/or depositories.

The fees payable to the Custodian are based on its standard schedule of fees charged by the Custodian for similar services. These fees are detailed in the Custody Agreement, a copy of which is available from Ironwood upon request. The Fund may retain other custodians from time to time without notice to, or approval of, any Member.

The term of the Custody Agreement is for an indefinite period; provided that the Custody Agreement is subject to termination by the Custodian or by the Fund upon 90 calendar days’ written notice.

The Custodian’s principal business address is 101 Barclay Street, 17W, New York, New York 10286.

The Regulatory and Compliance Administrator

The Fund has entered into the Regulatory and Compliance Administration Agreement with HedgeOp to perform certain regulatory and compliance support services on behalf of the Fund. The Regulatory and Compliance Administrator is paid a quarterly fee by the Fund.

Between Ironwood and the Regulatory and Compliance Administrator, the Regulatory and Compliance Administrator is responsible, pursuant to the Regulatory and Compliance Administration Agreement and under the ultimate supervision of Ironwood, for matters pertaining to the administration of compliance issues related to the Fund, including, but not limited to, the following:  (i) the development and administration of a compliance program that meets the requirements of Investment Company Rule 38a-1; (ii) the development and administration of a code of ethics program that meets the requirements of Investment Company Rule 17j-1; (iii) the provision of assistance to the Fund’s Chief Compliance Officer on all aspects of the Fund’s compliance requirements; (iv) providing assistance to the Fund’s Chief Compliance Officer and other service providers in the monitoring, preparation and filing of regulatory filings required to be made by the Fund; (v) assisting the Fund’s Secretary in the planning of Fund Board Meetings; (vi) attending Board Meetings; and (vii) providing support to the Fund’s Chief Compliance Officer in the event of a regulatory exam of the Fund.

The fees payable to the Regulatory and Compliance Administrator are based on its standard schedule of fees charged by the Regulatory and Compliance Administrator for similar services. These fees are detailed in the Regulatory and Compliance Administration Agreement, a copy of which is available from Ironwood upon request.

The term of the Regulatory and Compliance Administration Agreement is for an indefinite period; provided that the Regulatory and Compliance Administration Agreement is subject to termination by the Regulatory and Compliance Administrator or by the Fund as of December 31 of any year upon sixty (60) calendar days’ written notice or immediately in certain other circumstances specified therein.

Under the Regulatory and Compliance Administration Agreement:

(1) the Regulatory and Compliance Administrator will give each of the Fund the benefit of its best judgment and efforts in rendering these services to the Fund, and it is agreed as an inducement to the Regulatory and Compliance Administrator undertaking these services that the Regulatory and Compliance Administrator and its principals, officers and employees (together, the “Regulatory and Compliance Administrator Indemnified Parties”) shall not be liable under the Regulator and Compliance Administration Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided that nothing in the Regulatory and Compliance Administration Agreement shall be deemed to protect or purport to protect a Regulatory and Compliance Indemnified Party against any liability to the Fund which any such persons would otherwise be subject by reason of bad faith, gross negligence, willful misconduct or violation of applicable law in the performance of the obligations and duties thereunder; and

(2) the Fund has agreed to indemnify and hold harmless the Regulatory and Compliance Administrator, its principals, officers and employees from any loss, damage, liability or expense, including reasonable attorneys’ fees and other reasonable legal expenses to which the Regulatory and Compliance Administrator (or its principals, employees or agents) (together, the “Regulatory and Compliance Administrator Indemnified Parties”)

may become subject arising out of any claim or threatened to be asserted in connection with the services that Regulatory and Compliance Administrator provides to the Fund in good faith under the Regulatory and Compliance Administration Agreement; provided, that no Regulatory and Compliance Administrator Indemnified Party shall be entitled to such indemnification with respect to any loss, damage, liability or expense which is due to such Regulatory and Compliance Administrator Indemnified Party’s gross negligence, willful misconduct or where such indemnification would be a violation of applicable law.

The Fund may engage a different regulatory and compliance administrator or perform such regulatory and compliance support services itself in its discretion upon notice to Members.

IN PROVIDING SERVICES AS REGULATORY AND COMPLIANCE ADMINISTRATOR, THE REGULATORY AND COMPLIANCE ADMINISTRATOR DOES NOT ACT AS A GUARANTOR OF THE FUND’S UNITS. MOREOVER, THE REGULATORY AND COMPLIANCE ADMINISTRATOR IS NOT RESPONSIBLE FOR ANY INVESTMENT DECISIONS OF THE FUND (ALL OF WHICH WILL BE MADE BY IRONWOOD) OR THE EFFECT OF SUCH INVESTMENT DECISIONS ON THE PERFORMANCE OF THE FUND.

FEES AND EXPENSES

Advisory Fee

The Fund pays to Ironwood, as compensation for its investment advisory services, an Advisory Fee. The Advisory Fee shall accrue monthly at a rate equal to 0.10% (a 1.20% annual rate) of the net asset value of the Fund as of each Fiscal Period Closing after crediting or debiting any increase or decrease in net asset value for the Fiscal Period but prior to reduction for (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period) or (iii) Advisory Fees assessed as of such date.

The Advisory Fee for any period less than a Fiscal Period shall be pro-rated based on the actual number of calendar days elapsed.

The Advisory Fee is paid in arrears as of each Fiscal Quarter Closing.

Fund Administrative Fee

The Fund pays the Fund Administrator a monthly administrative fee.

Regulatory and Compliance Administrative Fee

The Fund pays the Regulatory and Compliance Administrator a quarterly fee.

Distribution Expenses

Pursuant to a Distribution Agreement between the Fund and Foreside Fund Services, LLC (the “Distributor”) (the “Distribution Agreement”), the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things:  (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund determines it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distributor may enter into related selling group agreements with various broker-dealers that provide distribution services to investors. The Distributor may reallocate to broker-dealers participating in the offering up to the full applicable Sale Charge of 2.0%. Ironwood or its affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Units or servicing of investors.

Investments may be subject to a Sales Charge of up to 2.0% of the net asset value of the Units purchased by a Member, subject to waiver or adjustment in the sole discretion of Ironwood. Without limiting the foregoing, the Sales Charge is expected to be waived for certain institutional investors and certain persons associated with Ironwood or its affiliates. The Sales Charge, if any, will be added to each prospective investor’s purchase amount and will not constitute part of a Member’s capital contribution to the Fund or part of the assets of the Fund.

All or a portion of the Sales Charge relating to Units, if any, will be paid to the financial intermediary that assisted in the placement of such Units. Ironwood or its affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the servicing of investors.

Pursuant to a Distribution Services Agreement between Ironwood and the Distributor, Ironwood pays the Distributor certain fees for providing distribution services to the Fund and reimburse certain expenses incurred by the Distributor in connection with the registration of the Units for sale. In addition to a maximum Sales Load of 2.0%, the maximum amount of items of compensation payable to the Distributor under the Distribution Services Agreement, including the reimbursement of out-of-pocket expenses, will not exceed 2.65% of the gross offering proceeds of the Fund.

The maximum amount of all items of compensation payable to members of the Financial Industry Regulatory Authority will not exceed 6.25% of gross offering proceeds in accordance with NASD (The National Association of Securities Dealers, Inc., now known as the Financial Industry Regulatory Authority) Rule 2830.

Other Expenses

The Fund pays all investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, its expenses of the Underlying Funds, including management fees to Underlying Advisers (generally ranging from 1% to 3% of assets under management) and performance fees or allocations to such Underlying Advisers (generally ranging from 20% to 35% of net profits) and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or the Regulatory and Compliance Administrator. The Fund also directly pays any extraordinary operating expenses.

Ironwood bears all ongoing ordinary administrative and operational costs of Ironwood, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

Expense Limitation Agreement

Ironwood has entered into the Expense Limitation Agreement with the Fund whereby Ironwood contractually agreed to waive fees payable by the Fund to Ironwood and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expenses incurred in connection with the Fund’s credit facility, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses and the Advisory Fee paid by the Fund) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement, before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed on the Fund as of such date.

The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by Ironwood, any expenses in excess of the Expense Limitation and repay Ironwood such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus.

The initial term of the Expense Limitation Agreement ends on December 23, 2015. Thereafter, the Expense Limitation Agreement will be automatically renewed for each Fiscal Year, unless Ironwood provides written notice to the Fund and any Feeder Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

PORTFOLIO TRANSACTIONS

The Fund

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. In most instances, the Fund purchases securities directly from an Underlying Fund and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund bears any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the broker-dealer’s risk in positioning the securities involved. While Ironwood generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, Ironwood seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, Ironwood considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by Ironwood based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets but the prices of those securities include undisclosed commissions or mark-ups.

The Underlying Funds

Underlying Advisers may allocate brokerage transactions to brokers at the discretion of such Underlying Advisers. In general, an Underlying Fund is not required to obtain the lowest brokerage commission rates or combine or arrange orders to obtain the lowest brokerage rates on such Underlying Fund’s brokerage business. In general, Underlying Advisers have authority to, and may select brokers in consideration of, such brokers’ provision or payment of the costs of services (e.g., special execution and block positioning capabilities, research ideas, investment strategies and functions incidental to the effectuation of securities transactions) which are generally of benefit to the advisory accounts of the Underlying Fund, although such services may not directly relate to any transactions for the benefit of the fund in which the Fund invests. Accordingly, an Underlying Fund may be deemed to be paying for research and other services with “soft” or commission dollars. Moreover, any such Underlying Fund may engage in “soft dollar” practices whether or not such practices fall within the soft dollar “safe harbor” established by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, the Fund or an Underlying Fund may utilize the brokerage services of the Fund’s or an Underlying Fund’s selling agents or their affiliates.

VOTING

Each Member has the right to cast a number of votes based on the number of Units held by such Member at any meeting of Members called by the (i) Directors or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The following actual and potential conflicts of interest exist in respect of the Fund:

(1)           Role of Ironwood. Ironwood has an inherent conflict of interest in recommending itself to the Board as the Fund’s investment adviser and acting in the Members’ best interests.

(2)           Other Activities. The principals of Ironwood will devote substantially all of their working time to the management and operation of Ironwood, including the investment process, monitoring and management of the Fund and other investment funds. However, the principals of Ironwood may be involved in other business ventures. The Fund will not share in the risks or rewards of Ironwood or its principals with respect to such other ventures. However, such other ventures will compete for their time and attention and might create other conflicts of interest. The Investment Management Agreement does not require Ironwood to devote its full time or any specified portion of its time to the Fund, although Ironwood intends to dedicate a reasonable amount of time to the Fund and its activities.

(3)           Preferential Terms. Ironwood, its affiliates or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Fund, and as investors in such Underlying Funds may act in ways adverse to the interests of the Fund.

(4)           Allocation of Investments with Underlying Funds Between Funds. Ironwood is also the investment adviser of other investment funds which utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”). To the extent practicable, Ironwood intends to select Underlying Funds for investment by the Fund that are managed by Underlying Advisers that advise parallel funds (the “Underlying Parallel Funds”) in which the Other Ironwood Funds have previously made an investment. In such event, if an Underlying Adviser has indicated that there is a capacity restriction on investment in the Underlying Fund applicable to both such Underlying Fund and the related Underlying Parallel Fund, Ironwood may, but does not generally expect to, give priority to the Other Ironwood Funds that have already allocated assets to such Underlying Parallel Fund.

If no Other Ironwood Fund has allocated assets to an Underlying Parallel Fund, Ironwood will determine in its discretion whether the Other Ironwood Funds and the Fund will invest with such Underlying Parallel Fund and the related Underlying Fund, respectively. Ironwood will make such a determination pursuant to its internal allocation policies which generally seek to treat all similarly situated investment funds that it manages fairly and equitably over time to the extent opportunities are determined to be appropriate for such funds. In selecting Underlying Funds for investment by the Fund and Underlying Parallel Funds for investment by the Other Ironwood Funds, Ironwood may, notwithstanding its allocation policies, have an incentive to favor an Other Ironwood Fund over the Fund based on a variety of other factors, including differences in the size of the Fund, vis-а-vis the Other Ironwood Funds, the timing of contributions and redemptions and regulatory restrictions applicable to the Underlying Fund and its Underlying Parallel Fund. Ironwood anticipates that the Fund may not invest in each Underlying Fund relating to an Underlying Parallel Fund in which the Other Ironwood Funds have invested. The ultimate decision as to which Underlying Fund in which the Fund will invest and the allocations of capacity between the Fund and the Other Ironwood Funds will be determined in Ironwood’s discretion.

(5)           Cross Trades with other Ironwood Clients. To the extent permitted under Section 17 of the 1940 Act, Ironwood may cause the Fund to purchase securities from or sell securities and interests in Underlying Funds to other clients or funds advised by Ironwood when Ironwood believes such transactions are appropriate and in the best interests of the Fund and such other clients or funds. In the event Ironwood wishes to reduce the investment of one or more such funds in an Underlying Fund and increase the investment of other funds in such Underlying Fund, it may effect such transactions by directing the transfer of the interests between funds. Ironwood may also effect such transactions in order to re-balance portfolios and provide better liquidity to the funds involved. Any such purchase and sale will take place at the stated net asset value of the Underlying Fund being purchased or sold. Any incremental costs and expenses associated with any such investment will be borne by all such classes of such funds (including the Fund) on a pro rata basis. In addition, Ironwood may recommend that the Fund purchase or sell an investment that is being sold or purchased, respectively, at the same time by Ironwood, an affiliate or another advisory client. In relation to cross trades and such simultaneous purchases and sales, Ironwood may have a conflict of interest between acting in the best interests of the Fund and assisting another fund or client by selling or purchasing a particular fund interest.

(6)           Selling Agents. As selling agents may receive ongoing compensation in respect of selling Units, they may have a conflict of interest in consulting with investors as to the purchase and repurchase of Units. Further, selling agents may receive different amounts of compensation with respect to sales of the Units than from other products advised by Ironwood and/or its affiliates, and therefore may have incentives to favor one or more products over others.

(7)           Other Clients Advised by Underlying Advisers. Conflicts of interest may arise from the fact that the Underlying Advisers and their affiliates generally are carrying on substantial investment activities for other clients, including other investment funds, in which the Fund has no interest. The Underlying Advisers may have financial incentives to favor certain of such accounts over the Underlying Funds. Any of their proprietary accounts and other customer accounts may compete with the Underlying Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Underlying Fund. The Underlying Advisers may give advice and recommend securities to, or buy or sell securities for, an Underlying Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Underlying Fund.

(8)           Allocation of Investment Opportunities. Each Underlying Adviser evaluates a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Underlying Fund and accounts under management at a particular time, including, but not limited to, the following:  (i) the nature of the investment opportunity taken in the context of the other investments at the time, (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of an Underlying Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Underlying Fund may differ from those of the other managed accounts. Accordingly, prospective Members should note that the future performance of an Underlying Fund and its Underlying Adviser’s other accounts will vary.

(9)           Management of Other Accounts. The Underlying Advisers may trade for accounts other than the corresponding Underlying Fund and may have an incentive to favor certain of those accounts over the Fund as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund’s trading.

(10)           Proprietary Trading by Ironwood, the Underlying Funds and Their Principals. Ironwood, the Underlying Funds and their respective principals may trade securities and commodity interests for their own accounts. Such proprietary trading may be in competition with the Fund and may be conducted at brokerage commission rates substantially lower than rates charged the Fund. Members are not permitted to inspect such proprietary trading records.

(11)           “Soft Dollar” Payments. The brokers utilized by the Underlying Funds are selected by the Underlying Advisers. Any Underlying Adviser may engage in “soft dollar” practices whether or not such practices fall within the soft dollar safe harbor established by Section 28(e) of the Exchange Act. Thus, an Underlying Adviser may receive “brokerage and related services” covered by such safe harbor as well as office space, overhead expense reimbursement and similar benefits not covered by such safe harbor. In doing so, the Underlying Funds may pay higher commissions than those charged by brokers that do not provide such services or benefits.

(12)           Aggregation of Orders. When an Underlying Adviser determines that it would be appropriate for an Underlying Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place and allocate orders on a basis that such Underlying Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that such Underlying Fund participate, or participate to the same extent as the other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by an Underlying Adviser for its other accounts. Such situations may be based on, among other things, the following:  (i) legal restrictions on the combined size of positions that may be taken for an Underlying Fund or the other accounts, thereby limiting the size of the Underlying Fund’s position; (ii) the difficulty of liquidating an investment for an Underlying Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

(13)           Performance-Based Compensation. The Underlying Advisers receive performance fees or allocations in the event that the relevant Underlying Fund generates net profits. The fact that such performance fees or allocations are payable or made only out of net profits may create an incentive for the Underlying Adviser to make investments that are riskier or more speculative than would be the case if such Underlying Adviser were compensated solely based on a flat percentage of capital. In addition, an Underlying Adviser may receive increased compensation because the performance fee or allocation may be calculated on a basis that includes unrealized appreciation as well as realized gains.

ELIGIBLE INVESTORS

Each prospective investor (and Members who subscribe for additional Units) will be required to certify that the Units purchased are being acquired directly or indirectly for the account of either (i) a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities Act, or (ii) a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Advisers Act. To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000 (exclusive of the value of such person’s primary residence), or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year. For purposes of determining the value of the primary residence to be excluded from net worth referenced in subclause (i), a prospective investor should exclude the amount by which the estimated fair market value of his or her primary residence exceeds the outstanding balance of any indebtedness secured by that primary residence. If any such indebtedness exceeds the estimated fair market value of such primary residence, a prospective investor should reduce his or her net worth by the amount of any such excess indebtedness. The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the relevant subscription date. In addition, if outstanding indebtedness secured by a prospective investor’s primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed relevant subscription date (e.g., due to a home equity loan), a prospective investor should reduce his or her net worth by the amount of such increase. A “qualified client” means an entity that has a net worth of more than $2,000,000 or that meets certain other qualification requirements. The relevant investor qualifications are set forth in the subscription document that each investor must sign in order to invest in the Fund. Any transferee of Units must satisfy the Fund’s eligibility criteria at the time of the transfer. See “Transfers of Units.”

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to Members approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Selected holdings, as well as certain statistical information relating to portfolio holdings, such as strategy breakdowns or strategy performance, are made available to Members in their monthly letter from the Fund, which is generally sent 30 days following the end of the relevant month. More detailed information may be shared with current service providers to the Fund and to current or prospective distribution partners to the Fund. As should be clear, because the Fund considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public and is typically shared on a non-public basis under appropriate confidentiality arrangements.

SUBSCRIPTION FOR UNITS

Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor of the Units pursuant to a Distribution Agreement between the Fund and the Distributor. Units are being distributed by the Distributor, the Fund’s principal underwriter, and other brokers or dealers. The Units are being distributed at a price equal to $1,000 per Unit on the Initial Closing Date and, thereafter, at the current net asset value per Unit on any subsequent date on which Units are sold (each, a “Subsequent Closing Date”), plus any applicable Sales Charges.

Investments may be subject to a Sales Charge of up to 2.0%, subject to waiver or adjustment (i) for investment in Units by affiliates of Ironwood; (ii) for certain institutional investors who have previously invested in private investment vehicles managed by Ironwood; (iii) where a prospective Member is purchasing Units through a broker-dealer participating in the offering that has agreed to waive all or a portion of such Sales Charge for all investors purchasing Units through such broker-dealer; or (iv) where a broker-dealer has agreed to waive all or a portion of such Sales for particular sub-sets of investors purchasing Units through such broker-dealer (i.e., where a particular broker-dealer has certain established “breakpoints” for investors making an investment above a certain threshold). The Sales Charge will be added to each prospective investor’s purchase amount, and will not constitute part of a Member’s capital contribution to the Fund or part of the assets of the Fund.

The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds on or prior to the fifth Business Day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Members prior to a subscription date).

The minimum initial investment is $250,000, subject to waiver by Ironwood to an amount not less than $25,000. The minimum subsequent investment is $50,000, subject to waiver by Ironwood. Ironwood or its affiliates may also pay from their own resources additional compensation to brokers or dealers in connection with the servicing of investors.

Both initial and additional purchases of Units may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend or discontinue the offering of Units at any time (e.g., to the extent required for purposes of compliance with the securities laws, in response to market conditions in the securities market(s), or otherwise) or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Units or to repurchase all of the Units held by a Member upon notice to such Member.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash. Each initial or subsequent purchase of Units is payable in one installment and is due prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

By purchasing Units, each new Member will be bound by all of the terms of the LLC Agreement. Each prospective investor will also be required to represent and warrant in a subscription agreement, among other things, that the investor is purchasing Units for its own account and not with a view to the distribution, assignment, transfer, or other disposition of the Units. The Fund has the sole right to accept subscriptions for Units and reserves the right to reject any subscription in whole or in part.

Pending investment in the Fund, the proceeds of the continuous offering will be placed in account by a third-party agent of the Fund. After each closing, the balance in such account, including any interest earned, will be invested pursuant to the Fund’s investment policies. Any interest accrued in such account will be for the benefit of all Members and not any particular Member.

REPURCHASES OF UNITS

No Right of Repurchase

Units are not redeemable. No Member will have the right to require the Fund to repurchase its Units. No public market exists for the Units and none is expected to develop. Consequently, Members will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Offers to Repurchase

The Board of the Fund, from time to time and in its complete and absolute discretion, may determine to cause the Fund to make an Offer to repurchase Units from Members, including affiliates of Ironwood, at the net asset value per Unit on a Repurchase Date and on such other terms and conditions as it may determine. The Board expects that the Fund will make an Offer on each Repurchase Date.

The total number of Units subject to an Offer will be determined by the Board in its complete and absolute discretion and such number of Units may be all or any portion of the Fund’s outstanding Units. The Board of the Fund will consider the following factors, among others, in making the determination to repurchase Units and the number of Units to be subject to such Offer:  (i) whether any Members have requested that the Fund repurchase Units and the number of Units that such Members have requested to be repurchased; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; (vii) the anticipated tax consequences of any proposed repurchases of Units; and (viii) the recommendation of Ironwood.

Ironwood expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members as of each Repurchase Date.

Ironwood also expects that, for each Repurchase Date, it will recommend to the Board that the Fund offer to repurchase not less than 10% of the outstanding Units.

In all cases, the Board will make an Offer to repurchase Units only on terms that the Board determines to be fair to the Fund and the Members.

The Fund’s schedule with respect to making Offers, and the number of Units subject to an Offer, will be based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that the Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Fund from Underlying Funds and to minimize the need for the Fund to maintain cash or borrow money to meet the payment of repurchase proceeds.

Early Repurchase Fee

A Member who tenders for repurchase such Member’s Units during such Member’s Lock-Up Period will be subject to an Early Repurchase Fee of 5.00% of the value of the Units repurchased by the Fund, payable to the Fund. As to any Member who makes an additional subscription, a separate Lock-Up Period also shall be deemed to run from the date of such subscription for additional Units, but that separate Lock-Up Period shall apply only to those additional Units. The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Fee. Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future.

The Fund does not presently intend to impose any repurchase fees on the repurchase of Units that are no longer subject to the Lock-up Period, although the Fund may allocate to Members whose Units are repurchased withdrawal or similar charges imposed by Underlying Funds if Ironwood determines to withdraw from one or more Underlying Funds as a result of Offer Acceptances and such charges are imposed on the Fund.

Repurchase Notice

Promptly after the Board has determined that the Fund will make an Offer, the Fund will send a Repurchase Notice to each Member detailing:  (i) the commencement date of such Offer; (ii) the Repurchase Date for such Offer; (iii) the number of Units that are the subject of such Offer and the percentage that such Units represent of all Units held by Members; and (iv) any other information that the Board has determined, in its sole discretion, that a Member should consider in deciding whether and how to participate in such Offer. For each Offer, a Repurchase Notice will be sent to each Member no later than 30 calendar days prior to the Offer Acceptance Deadline for such Offer.

Tender Mechanics

For each Offer, a Member will be required to send an Offer Acceptance for such Offer by the relevant Offer Acceptance Deadline stated in the Repurchase Notice. Offer Acceptances received by the Fund or its designated agent after the Offer Acceptance Deadline will be void. Upon request by a Member, the Board may permit a Member to cancel an Offer Acceptance if such cancellation is determined by the Board to be in the best interest of the Fund.

The Offer procedures outlined herein are subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

Oversubscription

In any Offer, if Members tender for repurchase a greater number of Units than the number set forth in the Repurchase Notice, the Fund may, in the Board’s sole and absolute discretion, either (i) repurchase only a pro rata portion of the amount of Units tendered by each Member, disregarding fractions, according to the amount of Units tendered by each Member for repurchase as of such Repurchase Date, or (ii) initiate a new Offer pursuant to which the Fund will repurchase a greater amount of Units, which may be equal to or less than the number of Units tendered by Members in the initial Offer. Relevant tender offer regulations also allow limited options for the Fund to increase the amount of Units to be repurchased without initiating a new Offer, which the Board may consider as appropriate.

Payment Mechanics

Members who tender all or a portion of their Units (defined as a specific dollar value in their Offer Acceptances), and which portion is repurchased by the Fund, will receive the specified dollar amount equal to the net asset value of such Units repurchased by the Fund. Promptly after the Repurchase Date, each Member whose Units or portion thereof has been repurchased will be given a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s repurchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member). The note will entitle the Member to be paid within 90 calendar days after the Repurchase Date (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Fund, such Member shall receive (i) cash or a non-interest bearing, non-transferable promissory note issued by the Fund in an amount equal to 95% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to up to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) (as adjusted (if at all), the “Subsequent Payment”).

Following the later of (x) the completion of the Fund’s annual audit or (y) such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment will be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final audited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units) and the as-adjusted Subsequent Payment will be paid to such Member.

Payments for repurchased Units may be further delayed under circumstances where the Fund has determined to redeem its interests in Underlying Funds to make such payments, but has experienced unusual delays in receiving payments from the Underlying Funds.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings in Underlying Funds earlier than Ironwood otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. Ironwood intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may maintain cash or borrow money to pay repurchase proceeds, which would increase the Fund’s operating expenses and would adversely impact the ability of the Fund to achieve its investment objective.

Payments In-Kind

The Board in its discretion may pay repurchase proceeds, in whole or in part, in securities of equivalent value. The Fund does not expect that it will distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that (i) making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased; or (ii) the Fund has received distributions from Underlying Funds in the form of securities that are able to be transferred to the Members. In the event that the Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Valuation of Units for Purposes of Repurchases

Due to liquidity constraints associated with the Fund’s investments in Underlying Funds (the Fund will have to effect withdrawals from Underlying Funds in order to finance payments of repurchase proceeds by the Fund), it is presently expected that, under the procedures applicable to the repurchase of Units, for Members tendering all of their Units, Units will be valued for purposes of determining their repurchase price as of the Repurchase Date. The amount that a Member who is tendering all or a portion of its Units may expect to receive in repurchase proceeds will be the net asset value of the Member’s Units determined on the Repurchase Date and based on the net asset value of the Fund’s assets, valued in accordance with the Fund’s Valuation Policy. Such valuation may be based in part on oral or written estimates of the value of the Fund’s investments received from Underlying Funds as of that date, after giving effect to all allocations to be made as of that date to the Member. Therefore, such repurchase payments may not reflect final net asset values for the Repurchase Date calculated by the Underlying Funds; however, the Fund will generally not make any adjustments for final valuations from the Fund based on adjustments received by the Fund from the Underlying Funds, and the Member whose Units are being repurchased (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

Members tendering all of their Units for repurchase will have to decide whether to tender Units without the benefit of having current information regarding the value of Units on a date proximate to the Repurchase Date. In addition, there will be a substantial period of time between the Repurchase Date and the date they can expect to receive payment of repurchase proceeds for such Units from the Fund. As noted below, Members whose Units are repurchased will bear the risk that the Fund’s net asset value may fluctuate significantly between the date of the Offer Acceptance Deadline in respect of a Repurchase Date and such Repurchase Date. This period of time is intended, in part, to assist the Fund in paying the amount due to Members on the Payment Date.

Suspension of Offers

The Fund may suspend or postpone an Offer in limited circumstances and only by a vote of a majority of the Board, including a majority of the Independent Directors. These circumstances may include the following:  (i) a period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund’s net assets; (ii) for any other periods that the SEC permits by order; or (iii) other unusual circumstances as the Board determines, in compliance with applicable laws, it is in the best interest of the Fund, the Feeder Fund, the Members or the members of the Feeder Fund to suspend or postpone such Offer.

Minimum Holding

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum aggregate net asset value of Units equal to $25,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required minimum aggregate net asset value of Units is maintained.

Mandatory Repurchases

In accordance with the terms and conditions of the Fund’s LLC Agreement, the Fund may cause a mandatory repurchase of all or a portion of the Units of a Member or any person acquiring Units from or through a Member if the Board determines or has reason to believe that, among other things:  (i) all or part of the Member’s Units has been transferred, or the Units have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Member;

(ii) ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or Ironwood to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or Ironwood, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of its Units was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory repurchase of such Units. Members whose Units are mandatorily repurchased by the Fund will not be entitled to a return of any amount of Sales Charge paid by such Member.

TRANSFERS OF UNITS

No person will become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion. Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion). The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities) or (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, and children). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “Eligible Investors.” The Board may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of the Units, the aggregate net asset value of Units of each of the transferee and transferor is not less than $25,000. The Board will delegate authority to Ironwood to approve a transfer of Units for purposes of facilitating the transfer of such Units in accordance with these limitations, for financial purposes, or in situations that involve no change of beneficial ownership. All such transfers will be reported to the Board on a quarterly basis. Each transferring Member and transferee must agree to pay all expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. If a Member transfers Units with the approval of the Board, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, Ironwood, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with a bank or other financial institutions not affiliated with Ironwood but which may or may not be affiliated with an Underlying Adviser, Underlying Fund and/or another service provider to the Fund, an Underlying Adviser, an Underlying Fund or any of their respective affiliates (each, a “Financial Institution”) as chosen by the Joint Investment Committee and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain Repurchase Offers in a timely manner to ensure liquidity for the investors. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

ANNUAL DISTRIBUTIONS

The Fund intends to make an Annual Distribution to each Member before the end of each calendar year except that distributions announced in October, November or December of a given calendar year will be distributed by January 31 of the following calendar year.

Annual Distributions will be made pro rata based on the number of Units held by such Member and will be net of Fund expenses. For U.S. federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, are distributed at least annually to holders of Units. Units are issued and outstanding from the Initial Closing Date (or other date on which Units are issued by the Fund) to the date on which such Units are repurchased by the Fund.

DIVIDEND REINVESTMENT PLAN

Unless a Member makes a Distribution Election in the subscription document, all Annual Distributions are reinvested in full and fractional Units at the net asset value per Unit next determined on the payable date of such Annual Distributions. A Member may at any time, by written request to Ironwood, make a Distribution Election, in which event such Member will receive any Annual Distribution in the form of a combination of cash and Units. Any such Units will be registered in the name of such Member and such cash payment will be mailed as soon as practicable after the amounts are calculated. The Fund is not responsible for any failure of an Annual Distribution to be properly wired to a Member’s address of record, and no interest will accrue on amounts represented by Annual Distributions misdirected.

The automatic reinvestment of Annual Distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such Annual Distributions. See “Material U.S. Federal Income Tax Considerations.”

VALUATION

The Board has designated the Valuation Committee of Ironwood to serve as the valuation committee of the Fund (the “Valuation Committee”). The Valuation Committee’s function, subject to the oversight of the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by Ironwood. The Valuation Committee is assigned to act in accordance with the Fund’s valuation procedures as approved by the Board. The Board reviews matters arising from the Valuation Committee’s considerations. Members may request information about the members of the Valuation Committee by written request to the Fund.

The net asset value of the Fund equals the excess of the Fund’s assets over its liabilities. Subject to the direction of the Valuation Committee, the value of each asset of the Fund is calculated as of each Fiscal Period Closing by the Fund Administrator in accordance with U.S. generally accepted accounting principles applied on a consistent basis. However, the Board may direct or consent to the valuation of such asset in the manner it may reasonably determine (relying upon the determination of the Valuation Committee in accordance with the Valuation Policy) and shall set forth the basis for any such valuation in writing in the records of the Fund. All values assigned to the assets of the Fund pursuant to this paragraph will be binding and conclusive as to all parties.

The valuation of all, or some, of the Fund’s assets may be suspended by the Board (in consultation with Ironwood), at its discretion, with respect to any Fiscal Period Closing on which trading is suspended or restricted on any domestic or international stock or commodities exchange. In such event, the Fiscal Period Closing to which such valuation relates shall be postponed until the Board elects to make such valuation or the next Business Day on which such exchange or exchanges are open for trading on an unrestricted basis, with the Business Day following the postponed Fiscal Period Closing being the first day of the next Fiscal Period.

RESERVES

Liabilities shall be determined in accordance with generally accepted accounting principles applied on a consistent basis. However, Ironwood, at its discretion, may from time to time provide reserves for liabilities and expenses where the amounts of such items are not known and no accrual under generally accepted accounting principles would be required.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Units. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Members subject to special treatment under U.S. federal income tax laws, including Members subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.

This summary assumes that Members hold Units as capital assets (generally, property held for investment). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has neither sought nor will seek any ruling from the Internal Revenue Service, or “IRS,” regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Member” is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Member” is a beneficial owner of Units that is not a U.S. Member.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Member that is a partnership holding Units or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Members are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Members as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Members, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to Members. The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Members.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.” The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock or securities, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

•
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. Specifically, the Fund intends to elect to mark-to-market at the end of each taxable year its shares in Underlying Funds that are classified as passive foreign investment companies (a “PFIC”) for U.S. federal income tax purposes. Furthermore, the Fund expects that all or substantially all of the Underlying Funds will be treated as PFICs for which it intends to make a mark-to-market election. As a result, at the end of each taxable year the Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to Members in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy distribution requirements. However the Fund, under the 1940 Act, is not permitted to make distributions to Members while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Members. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Members. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Members

Distributions by the Fund generally are taxable to U.S. Members as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Members to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Distributions will not be eligible for the dividends received deduction allowed to corporate Members and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Member as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Members, regardless of the U.S. Member’s holding period for its Units and regardless of whether paid in cash or reinvested in additional Units. However, due to the Fund’s expected investments, all of the Fund’s income is expected to be ordinary income and, therefore, distributions are not expected to be designated as “capital gain dividends” eligible for the reduced rate of tax. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Member’s adjusted tax basis in such Member’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Units to such U.S. Member.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Member will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Members of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Members on December 31 of the year in which the dividend was declared. Members who receive distributions in the form of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to Members even though they are reinvested in additional Units.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each Member that has not made a Distribution Election will automatically have their dividends reinvested in additional Units. Members who receive distributions in the form of Units will be subject to the same federal, state and local tax consequences as if they received cash distributions. To the extent Members make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Units.

Depending on the circumstances of the Member, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such Member would have to pay the tax using cash from other sources. A Member that receives Units pursuant to a distribution generally has a tax basis in such Units equal to the amount of cash that would have been received instead of Units as described above, and a holding period in such Units that begins on the day following the payment date for the distribution.

A U.S. Member generally will recognize taxable gain or loss if the U.S. Member sells or otherwise disposes of its Units. Such Member’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Units sold or otherwise disposed of. Upon such disposition of such Member’s Units, the Fund will report the gross proceeds and, for Units acquired on or after January 1, 2012 and disposed of after that date, cost basis to such Member and the IRS.

For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such Member instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Unit lot identification. The cost basis method elected by the Member (or the cost basis method applied by default) for each disposition of Units may not be changed after the settlement date of each such disposition of Units. If a Member holds its Units through a broker (or other nominee), such Member should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Members should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the Member has held its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if other Units are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

Under certain circumstances, proceeds of a repurchase offer received by a Member will be treated as a dividend paid to that Member, rather than as amounts received in exchange for the tendered Units. Under legislation enacted in 2010, amounts received by a redeeming member upon the redemption of units of certain companies qualifying as regulated investment companies under Subchapter M of the Code will automatically be treated as amounts received in exchange for the redeemed units. The Fund will not qualify for this new provision, however, because Units in the Fund are not redeemable on the demand of Members.

In general, non-corporate U.S. Members currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Units). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Members currently are subject to U.S. federal income tax on net capital gain at the same rate that applies to ordinary income. Non-corporate U.S. Members with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Member in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Members generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Member, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Member’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Member’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Member (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Member is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such Member has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.

An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Member’s U.S. federal income tax liability and may entitle such Member to a refund; provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Members

Whether an investment in Units is appropriate for a Non-U.S. Member will depend upon that person’s particular circumstances. An investment in Units by a Non-U.S. Member may have material and adverse tax consequences. Non-U.S. Members should consult their tax advisers before investing in Units.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Members, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Member, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. Member, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Member complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Members are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Member and gain realized by a Non-U.S. Member upon the sale of Units will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Member and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Member in the United States or (b) the Non-U.S. Member is an individual, has been present in the United States for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Member will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Member’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Member must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Member would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Member, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Units may not be appropriate for certain Non-U.S. Members.

A Non-U.S. Member who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Member provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Member or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

Unrelated Business Taxable Income

Generally, an exempt organization (including an individual retirement account) is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time.

However, a tax-exempt U.S. person investing in the Fund will not realize UBTI with respect to an investment in Units if the person does not borrow to make the investment. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. federal tax consequences of an investment in the Fund.

Tax Shelter Disclosure Regulations

Under Treasury regulations, if a Member recognizes a loss with respect to Units in any single tax year of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member will likely have to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Members should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation Enacted in 2010

The Hiring Incentives to Restore Employment Act of 2010 and IRS guidance provide that a 30% withholding tax will be imposed on dividends paid on or after January 1, 2014 and redemption proceeds paid on or after January 1, 2017 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign investor may be eligible for refunds or credits of such taxes. Non-U.S. Members are encouraged to consult their tax advisors regarding the possible implications of this legislation on an investment in Units.

In addition, the Health Care and Education Reconciliation Act of 2010 provides that a 3.8% Medicare tax will be imposed on the net investment income (which includes taxable dividends and gains recognized on a repurchase of Units) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to Members, nor would they be required to be made. Distributions would generally be taxable to non-corporate Members as ordinary dividend income eligible for the reduced rates of U.S. federal income tax (under current law for taxable years before 2013) to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Members would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Member’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, an individual retirement account, Keogh plan or other arrangements subject to ERISA or the Code (collectively, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Units.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan that is subject to ERISA (an “ERISA Plan”), including prudence, diversification, avoidance of non-exempt prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with the rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA.

Under those rules, the fiduciary of an ERISA Plan must give appropriate consideration to, among other things:  (1) the role that the investment plays in the ERISA Plan’s portfolio, taking into account whether the investment is designed reasonably to further the ERISA Plan’s purpose; (2) the risk and return factors associated with the investment; (3) the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan; and (4) the projected return of the total portfolio to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Units, a fiduciary should determine whether such investment is consistent with his, her or its fiduciary duties as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Units may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of the breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund would not be considered to be “plan assets” of any Plan investing in the Units for purposes of ERISA’s fiduciary responsibility rules and certain of the prohibited transaction rules of ERISA and the Code. For that reason, none of Ironwood or any investment adviser of any Underlying Fund in which the Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees will be fiduciaries with respect to those Plans within the meaning of ERISA.

Certain prospective Plan investors may currently maintain relationships with Ironwood or any investment adviser of any Underlying Fund in which the Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees. Each of Ironwood or any investment adviser of any Underlying Fund in which the Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees may be deemed to be a “party in interest” under ERISA or “disqualified person” under the Code to a Plan and/or fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets from being used for the benefit of a party in interest or a disqualified person and also prohibits a Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if investment in the Units would result in a prohibited transaction under ERISA or Section 4975 of the Code. A fiduciary of a Plan investing in the Units will be required to represent that it has not relied on any individualized advice or recommendation of Ironwood or any investment adviser of any Underlying Fund in which the Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees as a primary basis for the decision to invest in the Units, and that the Plan’s purchase and holding of the Units will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Prospectus is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

SUMMARY OF THE LLC AGREEMENT

An investor in the Fund will be a Member of the Fund, and its rights in the Fund will be established and governed by the LLC Agreement that has been filed as an exhibit to this Prospectus with the SEC. An investor and his, her or its advisers should carefully review the LLC Agreement, as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Units; Members

Persons who purchase Units of the Fund will be Members of the Fund. Additional Members may, at the discretion of the Board, be admitted to the Fund as of the beginning of each Fiscal Period or at such other time as the Board may determine.

Indemnification

By subscribing for Units, each Member acknowledges that the Fund has agreed to indemnify and hold harmless Ironwood and its Affiliates (as defined below) and each Director (each, an “Indemnified Party”) against any losses, judgments, liabilities, expenses, and amounts paid in settlement of any claims sustained by them in connection with the Fund, provided that the same were not the result of willful misfeasance, bad faith or gross negligence by such Indemnified Party or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions, on the part of the Board or its Affiliates or such Director.

“Affiliate” shall mean any person who:  (i) directly or indirectly controls, is controlled by, or is under common control with such person; or (ii) owns or controls ten percent or more of the outstanding voting securities of such person; or (iii) is an officer or director of such person; or (iv) is an officer, director, partner, or trustee of any entity for which the such person acts in any such capacity.

The LLC Agreement provides that no Indemnified Party shall be indemnified for any losses, liabilities, or expenses arising from or out of an alleged violation of U.S. federal or state securities laws unless:  (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of the litigation costs; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made.

The LLC Agreement provides that in any claim for indemnification resulting from U.S. federal or state securities law violations, the party seeking indemnification shall place before the court the position of the SEC or any other applicable regulatory authority with respect to the issue of indemnification for securities law violations.

The LLC Agreement provides that the Fund shall not incur the cost of any portion of insurance which insures any party against any liability for which the indemnification in the LLC Agreement is prohibited.

The LLC Agreement provides that advances by the Fund to an Indemnified Party for legal expenses and other costs incurred as a result of a legal action will be made only if the Indemnified Party undertakes to repay the advanced funds, with interest at a risk-free rate from the initial date of such advance, to the Fund in cases in which they would not be entitled to indemnification under the terms of the LLC Agreement.

The LLC Agreement provides that, in no event shall any indemnification permitted under the LLC Agreement be made by the Fund unless all relevant provisions of the LLC Agreement for the payment of indemnification have been complied with in all respects.

Finally, the LLC Agreement provides that no Director who has been designated an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto, and any rules issued thereunder by the SEC) in this Prospectus or other reports required to be filed with the SEC shall be subject to any greater duty of care in discharging such Director’s duties and responsibilities by virtue of such designation than is any Director who has not been so designated.

Limited Liability of Members

Under Delaware law and the LLC Agreement, no Member will be liable for the repayment or discharge of any debt or other liability of the Fund, or be required to make additional contributions to the capital of the Fund.

Duty of Care

The LLC Agreement provides that no Indemnified Party will have any liability to the Fund or to any Member for any loss suffered by the Fund which arises out of any action or inaction of such Indemnified Party if such Indemnified Party, in good faith, determined that such course of conduct was in, or not opposed to, the best interests of the Fund and such course of conduct did not constitute willful misfeasance, bad faith, or gross negligence of such Indemnified Party or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions.

The LLC Agreement also provides that no Indemnified Party shall be liable to the Fund or any Member for losses due to circumstances beyond their control, including but not limited to, the bankruptcy, insolvency, or suspension of normal business activities by any service provider to the Fund, or due to the negligence, dishonesty, bad faith, or misfeasance of any service provider to the Fund chosen by the Board in good faith.

The LLC Agreement further provides that no Indemnified Party shall bear any liability whatsoever in respect of valuations provided by a service provider to the Fund or any entity in which the Fund invests relied on by such Indemnified Party in good faith; provided that such service provider was selected by the Board in good faith after the exercise of due care in such selection.

Finally, the LLC Agreement clarifies that nothing contained in the LLC Agreement shall in any way constitute a waiver or limitation of any rights granted to the Fund or any Member under the U.S. federal securities laws.

Amendment of the LLC Agreement

The terms and provisions of the LLC Agreement may be modified or amended from time to time with the prior written consent of the Board and of Members having, in the aggregate, Units with net asset value in excess of 50% of the aggregate net asset value of the Fund insofar as is consistent with the laws governing the LLC Agreement.

Members may be required to respond in the negative to a proposed amendment within a certain time period, but not less than 20 calendar days, or be deemed to have consented to such amendment. No amendment to the LLC Agreement may be made without the consent of the Board. However, the consent of each Member shall be required for any amendment which would reduce such Member’s net asset value per Unit or amend the provisions of the LLC Agreement governing amendments to the LLC Agreement.

In addition, the Board may, without the consent of any Member:  (i) amend the LLC Agreement to correct clerical errors and reconcile inconsistencies; (ii) following written notice to the Members given at least 60 days prior to any Fiscal Quarter Closing, amend this Agreement, effective as of the first day of the Fiscal Quarter after the giving of such notice, in the following manner:  (A) to make a change in any provision of the LLC Agreement that requires an action to be taken by or on behalf of a “manager” (as defined in Section 18-101(10) of the Delaware Limited Liability Company Act) or the Members pursuant to the requirements of applicable Delaware law if the provisions of applicable Delaware law are amended, modified, or revoked so that the taking of such action is no longer required; (B) to reflect a change in the name of the Fund; (iii) to permit the Fund to comply with applicable laws, rules, and regulations of the SEC and other regulatory authorities then in effect; (iv) following written notice to the Members given at least 90 days prior to the end of a Fiscal Year, amend the LLC Agreement to change the Fiscal Year, the Fiscal Quarters or the length of each Fiscal Period; and (v) following written notice to the Members, change the LLC Agreement in any manner that does not adversely affect the Members in any material respect or that is required or contemplated by other provisions of the LLC Agreement or that is required by law.

No amendment to the LLC Agreement will be valid to the extent such amendment was not approved in accordance with the provisions of the 1940 Act.

Term and Dissolution

The Fund shall be dissolved and its affairs wound-up upon the occurrence of any of the following events:

(i) any Member that has submitted a written request, in accordance with the terms described in “Repurchases of Units” in the Prospectus, to tender all of such Member’s Units for repurchase by the Fund (A) has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period) and (B) has provided written notice to the Fund within 30 calendar days of the end of such two-year period; (ii) any event which would make it unlawful to continue the existence of the Fund; or (iii) the Board determines to dissolve the Fund upon 30 calendar days’ prior written notice to the Members.

Upon dissolution of the business of the Fund, which dissolution shall be deemed a Fiscal Quarter Closing, the Board shall, at any time during the 90 calendar day period following completion of a final audit of the Fund’s books and records, make distributions out of Fund assets in the following manner and order:  (i) to payment and discharge of the claims of all creditors of the Fund who are not Members; (ii) to payment and discharge of the claims of Member creditors of the Fund pro rata based on the respective amounts of their claims; and (iii) to each Member in proportion to number of Units held by such Member.

Reports to Members

Following each month-end, Ironwood will prepare and deliver to each Member a report setting forth the Fund’s estimated investment performance (based on unaudited data) for that month.

Within 60 calendar days after the end of each Fiscal Year, the Fund or the accountants for the Fund will prepare and deliver to each Member a report setting forth as of the end of such Fiscal Year:  (i) a balance sheet of the Fund; (ii) a statement showing the increase or decrease in net asset value of the Fund for such Fiscal Year; (iii) the number of Units held by the Member; (iv) the net asset value per Unit and the manner of calculation; (v) the aggregate net asset value of a Member’s Units and the manner of calculation; and (vi) any such information as may be required by applicable regulatory authorities. The Fund may deliver such quarterly and annual reports in electronic format or make them available to Members through the Fund’s website.

Fiscal Year

The Fiscal Year of the Fund for accounting purposes will end on April 30 of each year, and the Fiscal Year of the Fund for tax purposes will end on December 31 of each year. A Fiscal Quarter of the Fund will be each three-month period ending on the last calendar day of April, July, October and January.

GENERAL INFORMATION

Description of the Fund

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on August 25, 2010. The Fund’s office is located at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105. The Fund’s Prospectus and SAI are available upon request and without charge by writing to Ironwood at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105. The telephone number of the Fund is 415-777-2400.

Description of Ironwood

Ironwood Capital Management Corporation (“Ironwood”) is a San Francisco-based fund of hedge funds manager. Since Ironwood’s inception in 1996, Ironwood has been exclusively focused on building and maintaining low volatility, multi-manager portfolios that seek to have low correlation to the broader debt and equity indices. Ironwood’s diverse client base consists of foundations, endowments, pensions, and other institutions, as well as high net worth individuals.

Liquidating Trust

The Board may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of, all or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly. There are no current plans to liquidate the Fund.

Independent Registered Public Accounting Firm and Legal Counsel

The Board has selected Ernst & Young LLP as the independent registered public accounting firm of the Fund. Ernst & Young LLP’s principal business address is located at 560 Mission Street, Suite 1600, San Francisco, California 94105.

The law firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, serves as legal counsel to the Fund.

Ironwood Composite Annual Disclosure Presentation*
Year End	Total Firm Assets (millions)	Composite Assets (USD) (millions)	Number of Accounts	HFRI FOF: Conservative Index	Annual Net Performance (Supplemental information)	Annual Net Performance (2.20%)	Composite Dispersion	3-year Std. Dev. Ironwood Composite	3-year Std. Dev Index
2012**	1,539	1,539	6	+4.10%	+11.25%	10.58%	0.19%	3.23%	3.19%
2011	1,465	1,441	6	-3.55%	+2.07%	1.72%	0.37%	3.90%	3.42%
2010	1,771	1,729	5	+5.07%	+8.86%	8.49%	0.24%	9.93%	6.51%
2009	2,039	1,903	5	+9.65%	+19.08%	18.67%	0.70%	10.08%	6.69%
2008	2,402	2,402	5	-19.86%	-28.58%	-28.83%	0.53%	9.82%	6.71%
2007	3,253	3,253	5	+7.68%	+11.30%	10.91%	0.34%	3.68%	3.10%
2006	2,601	2,601	5	+9.21%	+11.36%	10.97%	0.54%	3.27%	2.63%
2005	2,096	2,096	5	+5.13%	+6.07%	5.70%	0.23%	2.64%	2.29%
2004	1,155	1,155	4	+5.83%	+9.93%	9.55%	0.33%	2.80%	2.02%
2003	645	645	3	+9.01%	+14.03%	13.63%	0.22%	2.89%	2.07%
2002	445	445	3	+3.57%	+3.41%	3.05%	0.39%	3.29%	2.62%
2001	332	332	2	+3.11%	+9.82%	9.44%	0.14%	2.67%	3.72%
2000	151	151	2	+5.77%	+22.00%	21.58%	N/A	3.94%	4.83%
1999	63	63	1	+18.93%	+23.12%	22.70%	N/A	3.90%	4.81%
1998	46	46	1	-1.61%	+8.29%	7.92%	N/A	3.60%	4.21%
1997	29	29	1	+14.95%	+18.35%	17.94%	N/A	N/A	N/A
1996	20	20	1	+13.73%	+16.82%	16.41%	N/A	N/A	N/A
* Prior performance represents the historical performance for similarly managed accounts and is not the Fund’s performance or indicative of the Fund’s future performance.
**2012 figures are estimated and unaudited.

Ironwood Capital Management (“Ironwood”) claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. This report also supplements the performance information found on the following page. Ironwood has been independently verified for the period January 1, 1996 through December 31, 2012 by Ashland Partners & Company LLP. A copy of the verification report is available upon request.

Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. Verification does not ensure the accuracy of any specific composite presentation.

The Ironwood Composite was created on October 19, 2009. The Ironwood Composite contains fully discretionary fund of hedge fund accounts and for comparison purposes is measured against the HFRI FOF:  Conservative Index. The investment objective of the Ironwood Composite is to achieve substantial capital appreciation while limiting the variability of returns. The Ironwood Composite emphasizes investments with Advisors who utilize relative value strategies (i.e., they take long and short positions or other combinations of positions in an attempt to substantially reduce market exposure to market risk) and other related strategies such as non-directional or arbitrage-oriented investment strategies. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. The composite statistics presented in previous versions of this presentation include results from managers placed in a non-discretionary liquidation account. Composite performance is presented gross of withholding taxes on dividends, interest, and capital gains. Withholding taxes may vary according to the investor’s domicile. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will not incur losses. Past performance is not indicative of future results.

Ironwood defines itself for GIPS purposes as an independent registered investment adviser with the Securities and Exchange Commission. The US Dollar is the currency used to express performance. The supplemental annual net performance shown above was calculated using an annual fee and expense reimbursement of 1.85% applied monthly through April 30, 2012. Thereafter the net performance was calculated using an annual fee and expense reimbursement of 1.45% applied monthly. The performance reported includes the reinvestment of all income. The annual net performance at 2.20% shown above was calculated using the highest annual fee and expense reimbursement charged for any investor in the Ironwood Composite. The annual composite dispersion presented is an asset-weighted standard deviation calculated for the accounts in the composite the entire year. Additional information regarding the policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request. The firm maintains a complete list and description of composites which is available upon request.

For comparison purposes, the composite is measured against the HFRI FOF:  Conservative Index. The HFRI Monthly Indices (HFRI) are equally weighted performance indices, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. The HFRI are broken down into four main strategies, each with multiple sub-strategies:  Conservative, Diversified, Market Defensive, and Strategic. FOFs classified as “Conservative” exhibit one or more of the following characteristics:  (1) seeks consistent returns by primarily investing in funds that generally engage in more “conservative” strategies such as equity market neutral, fixed income arbitrage, and convertible arbitrage or (2) exhibits a lower historical annual standard deviation than the HFRI Fund of Funds Composite Index. A fund in the HFRI FOF:  Conservative Index shows generally consistent performance regardless of market conditions. Funds included in the HFRI Monthly Indices must:  report monthly returns, report net of all fees returns, report assets in USD, and have at least $50 million under management or have been actively trading for at least twelve (12) months.

Historical Monthly Net Returns of All Funds Managed by Ironwood(1) (Supplemental information)

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	YEAR
2012	1.59%	1.16%	1.25%	0.36%	-0.56%	0.38%	0.69%	1.34%	0.93%	0.75%	0.82%	2.02%	11.25%
2011	1.47%	1.44%	0.67%	0.83%	0.44%	-0.21%	0.21%	-2.17%	-1.51%	1.08%	-0.29%	0.15%	2.07%
2010	0.89%	0.35%	1.21%	0.64%	-1.42%	-0.14%	0.90%	0.40%	1.63%	1.59%	0.61%	1.90%	8.86%
2009	2.49%	0.16%	-0.23%	0.55%	3.02%	2.16%	2.16%	1.92%	2.29%	0.77%	0.69%	1.67%	19.08%
2008	-2.40%	1.29%	-2.08%	1.02%	1.57%	-0.24%	-1.65%	-1.74%	-8.04%	-9.81%	-5.61%	-4.72%	-28.58%
2007	1.73%	1.33%	1.27%	1.56%	2.34%	0.82%	-0.26%	-1.45%	1.44%	1.71%	-0.43%	0.76%	11.30%
2006	2.40%	1.03%	1.06%	1.89%	-0.28%	0.18%	0.58%	1.07%	-2.01%	1.60%	1.43%	1.95%	11.36%
2005	0.22%	0.68%	-0.15%	-1.15%	0.04%	1.45%	1.67%	0.68%	0.84%	-0.83%	0.71%	1.78%	6.07%
2004	1.85%	0.73%	0.60%	0.59%	-0.04%	0.20%	0.20%	0.41%	0.69%	0.61%	2.01%	1.67%	9.93%
2003	2.30%	0.65%	0.69%	1.35%	1.50%	0.85%	0.21%	0.37%	1.67%	1.22%	1.16%	1.25%	14.03%
2002	0.98%	0.05%	0.69%	0.77%	0.08%	-1.89%	-0.97%	0.61%	0.15%	0.12%	1.32%	1.52%	3.41%
2001	1.48%	2.45%	1.62%	0.12%	0.47%	0.14%	0.61%	1.34%	-0.04%	0.58%	0.12%	0.55%	9.82%
2000	1.58%	2.51%	2.06%	2.36%	1.89%	1.83%	2.05%	0.91%	1.69%	1.10%	1.20%	0.92%	22.00%
1999	1.90%	1.52%	0.84%	2.84%	2.09%	2.23%	2.38%	0.73%	1.54%	1.41%	2.09%	1.49%	23.12%
1998	0.98%	1.95%	2.26%	1.48%	0.36%	0.10%	0.85%	-2.21%	-1.67%	-0.79%	3.44%	1.42%	8.29%
1997	0.57%	1.82%	1.40%	0.48%	1.75%	1.07%	2.05%	1.41%	1.93%	2.05%	0.79%	1.72%	18.35%
1996	1.96%	0.81%	1.05%	1.50%	1.61%	1.29%	1.38%	1.54%	1.12%	1.31%	1.03%	1.11%	16.82%

Average Annual Total Return of All Funds Managed by Ironwood(1)

(Measured based on the performance of the periods indicated above)

Year(s) of Operation	1 Year	5 Years	10 Years
Return Percentage	11.25%	1.01%	5.65%
Average Annual Total Returns of the HFRI FOF Conservative Index(2)
Year(s) of Operation	1 Year	5 Years	10 Years
Return Percentage	4.10%	-1.50%	2.83%

(1)           Return information shown is that of the Ironwood Composite (inception date January 1, 1996), not the performance of the Fund. The Fund was formed in 2010. The “Ironwood Composite” includes an asset-weighted average of the results of each private investment vehicle and other accounts managed by Ironwood since the formation of Ironwood (the “Ironwood Funds”). Each Ironwood Fund is substantially similar to the Fund. Prior to January 1, 1996, certain Ironwood Funds were managed by another investment advisor under a different name. Performance for such period is not reflected above. Each of the Ironwood Funds has been managed with investment objectives, policies and strategies substantially similar to those to be employed by Ironwood in managing the Fund. The Underlying Funds and Underlying Advisors accessed by the Ironwood Funds included in the Ironwood Composite have changed materially over time, as have the markets traded by such Underlying Advisors. Many Underlying Funds utilized by such Ironwood Funds are no longer open for investment by the Fund. Also, the Ironwood Funds invest in underlying funds that are classified as partnerships for U.S. Federal income tax purposes. Each Underlying Fund in which the Fund will invest will be classified as a corporation for U.S. federal income tax purposes and, therefore, the Fund will likely indirectly bear some tax costs not borne by the Ironwood Funds. The Ironwood Funds (the performance of which comprise a substantial portion of the Ironwood Composite) are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code, which may have adversely affected the performance result. Also, the Ironwood Funds invest in certain Underlying Funds that hold certain illiquid investments in which the Fund will not participate. However, the overall differences between the funds in which the Ironwood Funds have invested and the Underlying Funds in which the Fund will invest do not alter the conclusion that the Fund and the Ironwood Composite are substantially similar. Performance shown assumes that each Ironwood Fund was subject to an expense ratio comprising the same management fee, account servicing fee (such fees discontinued as of May 1, 2012) and expense limitation cap as the Fund which was 1.85% per annum prior to May 1, 2012 and 1.45% per annum after May 1, 2012. Such expense ratio is lower than the Fund’s expense ratio for the six months ended October 31, 2012, as shown in “Summary of Fund Expenses.”

Depending on the date on which an investor invested in an Ironwood Fund, such investor’s holding period, and other factors, including new issue eligibility, an investor in an Ironwood Fund may have an overall investment experience that underperforms or outperforms that reflected in the Ironwood Composite. Also, investors in Ironwood Funds who bear a sales load will experience a lower performance return.  All Ironwood Composite performance reflects the reinvestment of all investment income. Past performance of the Ironwood Funds (each of which is a private investment vehicle not registered under the 1940 Act and, therefore, subject to materially different regulatory requirements from those to which the Fund will be subject) is not necessarily indicative of future results. Ironwood claims compliance with the Global Investment Performance Standards (GIPS®). GIPS are a set of standardized, industry-wide ethical principles that provide investment firms such as Ironwood with guidance on how to calculate and report their investment results to prospective clients. A key concept of GIPS requires composite performance to include all fee-paying discretionary accounts managed by a firm or money manager for a given investment strategy or objective in order to avoid selection bias. Ironwood utilizes GIPS for purposes of preparing all of its performance presentations and all such performance presentations are prepared in accordance with U.S. generally accepted accounting principles. Ironwood has been independently verified for the period January 1, 1996 through December 31, 2012 by Ashland Partners & Company LLP. A copy of the verification report is available upon request. See important GIPS disclosure information on the previous page.

(2)           The HFRI FOF Conservative Index includes funds of funds (the “Included HFR FOFs”) that seek consistent returns by primarily investing in funds that generally engage in more “conservative” strategies such as Equity Market Neutral, Fixed Income Arbitrage, and Convertible Arbitrage. Each Included HFR FOF shows generally consistent performance regardless of market conditions. Ironwood believes that the HFRI FOF Conservative Index is comparable to the performance of the Ironwood Composite because each Ironwood Fund primarily invests in Underlying Funds that generally engage in similar strategies to the funds in which a typical Included HFR FOF invests.

PRIOR PERFORMANCE REPRESENTS THE HISTORICAL PERFORMANCE FOR SIMILARLY MANAGED ACCOUNTS AND IS NOT THE FUND’S PERFORMANCE OR INDICATIVE OF THE FUND’S FUTURE PERFORMANCE.

STATEMENT OF ADDITIONAL INFORMATION

Ironwood Institutional Multi-Strategy Fund LLC

Limited Liability Company Units

The telephone number of the Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including to request the Fund’s Prospectus, is 415-777-2400.

Units of limited liability company interest of the Fund (“Units”) are distributed by Foreside Fund Services, LLC (“Distributor”), the Fund’s distributor, to institutions and financial intermediaries who may distribute the Units to clients and customers (including affiliates and correspondents) of Ironwood Capital Management Corporation (“Ironwood”), the investment adviser to the Fund and to clients and customers of other organizations. The Fund’s Prospectus, which is dated March 1, 2013 provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above. This SAI is not an offer of the Fund for which an investor has not received the Prospectus. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

The date of this SAI and the related Prospectus is March 1, 2013.

i

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ADDITIONAL INVESTMENT POLICIES

The Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes (each, an “Underlying Fund” and collectively, the “Underlying Funds”), each managed by an independent investment adviser (each, an “Underlying Adviser” and, collectively, the “Underlying Advisers”) that primarily employs either relative value strategies or other techniques designed to reduce market risk and provide superior risk-adjusted returns.

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Underlying Funds in which Fund invests are not subject to the Fund’s investment policies and may have different or contrary investment policies.

Percentage Limitations

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to pay repurchase proceeds (which the Board of Directors of the Fund (the “Board”) has, in its sole discretion, authorized) or to pay expenses. The Fund’s stated fundamental policies, listed below, may not be changed without a majority vote of Members, which means the lesser of:  (i) 67% of the Units present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy; or (ii) more than 50% of the outstanding Units. No other policy, including the Fund’s investment objective, is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.

As fundamental policies, the Fund:

(1) will not borrow money or issue any senior security except in compliance with Section 18 of the 1940 Act;

(2) will not engage in short sales, purchases or margin and the writing of put and call options;

(3) will not act as underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the U.S. federal securities laws;

(4) will not concentrate its investments in a particular industry or group of industries, except that it will invest substantially all of its assets (other than certain cash reserves) in securities issued by pooled investment entities that are organized in non-U.S. jurisdictions, classified as corporations for U.S. federal income tax purposes and excluded from the definition of the term “investment company” in the 1940 Act by reason of Section 3(c)(1) or 3(c)(7) thereof;

(5) will not engage in the purchase or sale of real estate and real estate mortgage loans;

(6) will not engage in the purchase or sale of commodities or commodity contracts, including futures contracts; and

(7) will not make loans, except as permitted by the 1940 Act.

The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Underlying Funds, but do apply to investments made by the Fund directly.

The Fund’s investment objective is non-fundamental and may be changed by the Board.

Underlying Funds Advised by Ironwood or its Affiliates

The Fund does not presently intend to invest in Underlying Funds managed by Ironwood or any of its affiliates. However, it may do so in the future, subject to obtaining such exemptions from provisions of the 1940 Act as may be necessary.

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Futures and Options Transactions

Futures and related options transactions by the Fund must constitute permissible transactions pursuant to the regulations promulgated by the Commodity Futures Trading Commission (“CFTC”). The Fund operates pursuant to an exemption provided by CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures and related options transactions in an amount generally equal to the entire value of the underlying security.

The Fund May Change Its Investment Objective, Policies, Restrictions, Strategies, and Techniques

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interest of the Fund and the Members. The Fund’s investment objective is not a fundamental policy and it may be changed by the Board without Member approval. Notice will be provided to Members prior to any such change.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS

Temporary Defensive Positions. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of money market funds, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of Ironwood, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

Illiquid Securities. The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the “Securities Act”)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities. The Board or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board.

Payment in Kind for Repurchased Units. The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions consisting of securities of Underlying Funds or securities from such Underlying Funds that are transferable to the Members. In the event that the Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities (see “Additional Information on Investment Techniques of Underlying Funds and Related Risks” below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Suspension of Offerings. Any offering of Units may be suspended, in the Board’s sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

DIRECTORS AND OFFICERS

Directors

The Board has the overall responsibility to manage and control the business operations of the Fund on behalf of its members. At least a majority of the Board are and will remain persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). Subject to the provisions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”) and Delaware law, the Directors will have all powers necessary and convenient to carry out this responsibility.

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The addresses, dates of birth, and descriptions of their principal occupations during the past five years are listed below for each Director and officer of the Fund.

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Independent Directors
Disinterested Directors
Richard W. Meadows Age: 63 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Independent Director	Since inception	Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price Age: 62 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Independent Director	Since inception	Executive Vice President of mutual fund administration firm	2	0
Interested Directors(2)
Jonathan Gans Age: 41 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	President, Director, Chairman of the Board	Since inception	Chief Executive Officer and President of Ironwood	2	0

(1)           Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(2)           “Interested person,” as defined in the 1940 Act, of each Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

Jonathan Gans is the Chief Executive Officer and President of Ironwood. He is a member of the firm’s Investment & Risk Committee, Management Committee, Valuation Committee, and serves as a Director for Ironwood’s registered funds. Jon joined Ironwood in 1996 and is responsible for all aspects of Ironwood’s role as general partner and investment adviser of the Ironwood investment funds. Prior to joining Ironwood, Jon was employed at St. Claire Capital Management, where he served as General Counsel and Chief Operating Officer. His prior professional experience also includes positions at the Securities and Exchange Commission Division of Enforcement and Glenwood Financial Group. Jon is a member of the California State Bar, the California Bar’s Business Law Section, and the American Bar Association. He earned a B.A. degree, cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law.

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Richard W. Meadows serves as an Independent Director for each of Ironwood’s registered funds, Ironwood Institutional Multi-Strategy Fund LLC and Ironwood Multi-Strategy Fund LLC. In 2010, Mr. Meadows retired from a near-thirty year career in the alternative investment industry. After managing a fund of hedge funds similar in structure to some of the private Ironwood funds in the 1980’s, Mr. Meadows co-founded and served as president of Price Meadows Inc., a hedge fund administration company that came to be recognized by Institutional Investor’s Alpha Awards as being among the best such firms in the nation. As an administration firm, Price Meadows Inc. was involved in back office operations, performance calculation and reporting plus audit support for hundreds of hedge funds and funds of funds. In 2008, Price Meadows Inc. was acquired by ALPS Fund Services Inc. Mr. Meadows served as Executive Vice President of the acquiring firm until his retirement in 2010. He earned a B.S. degree in Business from the University of Idaho, and holds a Master of Business Administration degree from Washington State University.

M. Kelley Price serves as an Independent Director for each of Ironwood’s registered funds, Ironwood Institutional Multi-Strategy Fund LLC and Ironwood Multi-Strategy Fund LLC and serves as chair of the audit committee. In 2010, Mr. Price retired from a near-thirty year career in the alternative investment industry. After managing a fund of hedge funds similar in structure to some of the private Ironwood funds in the 1980’s, Mr. Price co-founded Price Meadows Inc., a hedge fund administration company that came to be recognized by Institutional Investor’s Alpha Awards as being among the best such firms in the nation. As an administration firm, Price Meadows Inc. was involved in back office operations, performance calculation and reporting plus audit support for hundreds of hedge funds and funds of funds. In 2008, Price Meadows Inc. was acquired by ALPS Fund Services Inc. Mr. Price served as Executive Vice President of the acquiring firm until his retirement in 2010. He is a 1972 graduate of Stanford University and a current member of the board of directors of the Stanford Alumni Association.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting the Director candidates (please see below).

Board Composition and Leadership Structure. To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors.

Currently, 66 2/3% of the Fund’s Directors are Independent Directors. Jonathan Gans, the Chairman of the Board, is an interested person of the Fund, and the Independent Directors have designated Richard W. Meadows as the lead Independent Director who will chair meetings or executive sessions of the Independent Directors, review and comment on Board meeting agendas, represent the views of the Independent Directors to management and facilitate communication among the Independent Directors. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the Fund’s investment objectives and policies, the Fund’s status as a new company with no performance history, the small size of the Board and the Fund’s relatively small initial capitalization, as well as the services that Ironwood and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships. This determination was made after careful consideration by the Independent Directors and reflects the unanimous determination of the Independent Directors. The Board expects to play an active role in the risk oversight of the Fund and to receive risk oversight reports from Ironwood no less frequently than quarterly, although this has not materially impacted the Board’s leadership structure.

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Officers

Name, Address, and Age	Positions Held with Fund	Principal Occupation(s) During the Last Five Years
Jonathan Gans Age: 41 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Chief Executive Officer, President	Chief Executive Officer and President of Ironwood
Laurie Chatoff Age: 45 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Treasurer	Consultant to Alternative Investment Clients; Director of Finance of Ironwood
Alison Sanger Age: 41 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Chief Compliance Officer	Chief Operating Officer/Chief Compliance Officer of Ironwood
John Weaver Age: 38 c/o Ironwood Institutional Multi-Strategy Fund LLC One Market Plaza, Steuart Tower, Suite 2500 San Francisco, California 94105	Secretary	Senior Vice President, Operational Due Diligence of Ironwood

Laurie Chatoff, CPA joined Ironwood in 2010 as a Director and expanded her role to Director of Finance in October 2011. Laurie is responsible for overseeing all of Ironwood’s Registered Fund Operations and all accounting matters for Ironwood and Ironwood’s investment funds. Laurie serves as Treasurer for Ironwood’s registered funds and is a member of Ironwood’s Valuation Committee and Compliance Committee. In 2008, Laurie formed Laurel Fund Services, a consulting firm that provided customized accounting and consulting services to hedge funds. Prior to creating Laurel Fund Services, she was a principal of Rothstein, Kass & Co., a national accounting firm where she specialized in providing audit, tax, and consulting services to alternative investment entities. Laurie began her professional accounting career in the audit group of the San Francisco office of Arthur Andersen. Laurie graduated summa cum laude from San Francisco State University with a B.S. in Business Administration – Accounting.

Alison Sanger joined Ironwood in 2005 as Chief Operating Officer. Alison is responsible for overseeing all of Ironwood’s operations including:  legal, investor relations, operational due diligence, compliance, administration, and accounting. Alison also serves as Ironwood’s Chief Compliance Officer for both the registered and private funds, and is a member of the firm’s Management Committee, Operational Due Diligence Committee, Valuation Committee, and Compliance Committee. Prior to joining Ironwood, Alison was a Principal with Banc of America Prime Brokerage where over her six-year tenure she was responsible for new business development on the West Coast as well as customer relationship management for the West Coast, Midwest and Southwest regions. Before joining Banc of America, Alison spent two years with Grosvenor Capital Management where she was responsible for performance reporting on their multi-manager, multi-strategy products. Alison spent the first five years of her career with the Hedge Fund Advisory Group of Arthur Andersen, LLP. Alison received a B.S. degree in Accountancy from Miami University in Oxford, Ohio.

John Weaver, CPA joined Ironwood in 2007 and is a Senior Vice President. John is focused on operational due diligence on underlying managers. John is a member of Ironwood’s Operational Due Diligence Committee, Compliance Committee, and is the Secretary for Ironwood’s registered funds. Prior to joining Ironwood, John worked for ten years at Ernst & Young, LLP. At Ernst & Young, where he was a Senior Manager for five years, John planned, directed, and executed professional services to more than fifty alternative investment vehicles. John most recently served as Head of HSBC Alternative Fund Services, San Francisco. In this role, he supervised an office delivering accounting, valuation, custody, management, and investor services to hedge funds, funds of hedge funds, and private equity funds. John received a B.S. degree in Business Administration from the John M. Olin School of Business at Washington University (St. Louis).

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Committees of the Board

The Board has formed an Audit Committee that has the responsibility and power to:  (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of key service providers; (ii) approve, and recommend to the full Board for its ratification and approval in accord with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by the established pre-approval policies and procedures pursuant to which (A) the policies and procedures are detailed as to the particular service, (B) the Audit Committee is informed of each service, and (C) the Audit Committee’s responsibilities under the Exchange Act, may not be delegated to management (which, for purposes of this paragraph, includes the appropriate officers of the Fund, Ironwood, the Fund Administrator, the Regulatory and Compliance Administrator and other key service providers (other than the independent auditors)); (iv) pre-approve all non-audit services provided by the Fund’s independent auditor to Ironwood and any entity controlling, controlled by, or under common control with Ironwood that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; (v) attempt to identify, through reports from the auditor and discussions with management:  (A) conflicts of interest between management and the independent auditor as a result of employment relationships; (B) the provision of prohibited non-audit services to the Fund by the independent auditor; violations of audit partner rotation requirements; and (C) prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund; (vi) (A) ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; (B) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (C) recommend that the Board take appropriate action in response to such formal written statement to satisfy themselves of the independent auditors’ independence; (vii) meet with the Fund’s independent auditors and management, including private meetings, as appropriate, to:  (A) review the form and substance of the Fund’s financial statements and reports and to report the result of such meetings to the full Board; (B) review the arrangements for and the scope of the annual audit and any special audits or other special services; (C) discuss any matters of concern arising in connection with audits of the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audits; (D) review the quality and adequacy of the internal accounting staff (which, for purposes of this paragraph, includes the appropriate officers and employees of the Fund, Ironwood, the Fund Administrator, the Regulatory and Compliance Administrator and other key service providers (other than independent auditors); (E) consider the independent auditors’ comments with respect to the appropriateness and adequacy of the Fund’s financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Fund’s operations) and review management’s responses thereto; (F) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380) requires discussion; and (G) review with the independent auditors their opinions as to the fairness of the financial statements; (viii) consider the effect on the Fund of:  (A) any changes in accounting principles or practices proposed by management or the independent auditors; (B) any changes in service providers, such as accountants or administrators for the Fund, that could impact the Fund’s internal controls; or (C) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; (ix) review the fees charged by the independent auditors for audit and non-audit services; and (x) report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

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The Audit Committee currently consists of each of the Fund’s Independent Directors and shall always be composed entirely of Independent Directors. M. Kelley Price has been designated as the lead member of the Audit Committee for purposes of interacting with the Fund’s independent auditor.

At such times as one of the Independent Directors notifies the Board of his intent to step down from the Board, the Board will form a Nominating Committee. The Nominating Committee will have the power to nominate directors of the Fund who are not “interested persons” of the Fund as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action. The Committee will initially consist of each of the Fund’s Independent Directors. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by Members.

All actions taken by a committee of the Board will be recorded and reported to the full Board at its next meeting following such actions.

Board Oversight of Risk Management

While the Board generally considers day-to-day risk oversight a function of the Fund’s officers and personnel of Ironwood, the Board carefully considers risk management matters and requests and receives reports on a variety of matters relevant to that function. By way of example:

•	The Board receives regular written reports on position size for the Fund’s Underlying Funds, their correlation and liquidity profiles, and other commonly considered portfolio risk factors.

•
The Board regularly meets with the Fund’s Chief Compliance Officer to discuss specific risk management protocols overseen by the compliance department, such as compliance with various ongoing investment restrictions.

•
The Board regularly meets with senior management of Ironwood to discuss operational and business risks presented by dealings with Ironwood, such as reliance on key personnel and Ironwood’s ownership structure, affiliate relationships and financial position.

•	The Board regularly considers questions relating to the valuation of particular Underlying Funds.

•	The Board reviews certain operational risks presented by dealings with such service providers as the Custodian and the Fund Administrator.

The Board does not maintain a specific committee devoted to risk management responsibilities, in part because the small size of the Board does not require streamlining by committees. The Board also does not maintain any specific Board reporting protocols for Ironwood’s risk management personnel and has not specified that risk management or reporting should be centralized in any one person or separate body.

Director Ownership of Securities

The table below provides the dollar range of equity securities owned by each Director, as of October 31, 2012.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Director
Jonathan Gans	$429,000	$538,000
Independent Directors
Richard W. Meadows	$164,000	$164,000
M. Kelley Price	$164,000	$164,000

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Independent Director Ownership of Securities

The table below provides information regarding the ownership by each Independent Director (and his immediate family members) of securities of Ironwood or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with Ironwood or the Distributor (not including registered investment companies), as of October 31, 2012, 2012.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Richard W. Meadows	N/A	N/A	N/A	$0	0%
M. Kelley Price	N/A	N/A	N/A	$0	0%

Director and Officer Ownership of Securities

As of October 31, 2012, the Directors and Officers of the Fund owned, in the aggregate, $878,000 in equity securities of the Fund.

Director Compensation

The Fund pays each Independent Director a fee of $25,000 per annum. In addition, the Fund will reimburse each of the Independent Directors for travel and other expenses incurred in connection with attendance at such meetings. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee, and receives a fee for each meeting attended. Other officers and Directors of the Fund receive no compensation.

The following table summarizes the compensation paid to the Directors of the Fund, including Committee fees, for the period from the Fund’s inception through October 31, 2012.

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Director
Richard W. Meadows	$56,250(1)	N/A	N/A	$56,250(1)
M. Kelley Price	$56,250(1)	N/A	N/A	$56,250(1)

(1)           Each Independent Director will be paid an aggregate of $50,000 per annum to act as a director of the Fund and each Feeder Fund. Any such amounts will be subject to the Expense Limitation.

Portfolio Manager Ownership of Securities

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of October 31, 2012	Aggregate Dollar Range of Equity Securities in all Registered Investment Company Overseen by Director in Family of Investment Companies as of October 31, 2012
Jonathan Gans	$429,000	$538,000
Frederick Gans	$2,288,000	$2,288,000
Benjamin Zack	$107,000	$107,000

Compensation of Portfolio Managers

Jonathan Gans is an employee and owner of Ironwood and is compensated by Ironwood. Mr. Gans does not receive any additional compensation directly relating to the Fund and does not receive any additional compensation from the Fund for serving as a portfolio manager of the Fund.

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Frederick Gans is an employee and owner of Ironwood and is compensated by Ironwood. Mr. Gans does not receive any additional compensation relating directly to the Fund and does not receive any additional compensation from the Fund for serving as a portfolio manager of the Fund.

Benjamin Zack is an employee of Ironwood and is compensated by Ironwood based on such position. A portion of his compensation is based on the overall performance of the “Ironwood Composite,” which includes results of each private investment vehicle and other account managed by Ironwood. Mr. Zack does not receive compensation from Ironwood or the Fund directly identifiable for serving as a portfolio manager of the Fund.

Each of the portfolio managers receives a fixed annual salary and a profit share (in the case of Jonathan Gans and Frederick Gans) or discretionary bonus (in the case of Benjamin Zack), each of which is dependent upon the overall performance of Ironwood and not specifically related to the performance of the Fund.

Portfolio Manager Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of Ironwood. The tables below show, for each portfolio manager, the number and asset size of (i) SEC-registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of October 31, 2012.

See pages 39 through 41 of the Prospectus for details of certain conflicts of interest between the Fund and Ironwood and its principals.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	1(1)	$163,453,804	0	$0
Jonathan Gans	1(1)	$163,453,804	0	$0
Benjamin Zack	1(1)	$163,453,804	0	$0

(1) The other registered investment company managed by this portfolio manager is a Feeder Fund.

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	14	$1.5 billion	0	$0
Jonathan Gans	14	$1.5 billion	0	$0
Benjamin Zack	14	$1.5 billion	0	$0

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	0	$0	0	$0
Jonathan Gans	0	$0	0	$0
Benjamin Zack	0	$0	0	$0

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LIQUIDITY REQUIREMENTS

The Fund’s portfolio is not subject to any minimum liquidity requirement.

CODE OF ETHICS

The Fund and Ironwood each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and Ironwood from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website (http://www.sec.gov). A copy of each code of ethics may be obtained by request to Ironwood.

Ironwood’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s pre-clearance requirements and other restrictions. The code of ethics requires Ironwood personnel to obtain pre-clearance for the purchase of any security other than (i) direct obligations of the U.S. government; (ii) bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments (defined as any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization), including repurchase agreements; (iii) shares issued by money market funds; (iv) shares issued by open-end funds registered under the 1940 Act; and (v) shares issued by unit investment trusts that are invested exclusively in one or more open-end funds.

PERFORMANCE INFORMATION

Advertisements and sales literature relating to the Fund as well as reports to Members may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which the investment performance is being shown.

Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund’s investment performance.

The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor’s 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds, such as Hedge Fund Research Inc.’s HFRI Equity Hedge Index, or Venture Economics’ U.S. Private Equity Performance Index). Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser. Under an investment management agreement among Ironwood, the Fund and a Feeder Fund (the “Investment Management Agreement”), Ironwood, a registered investment adviser, provides investment advisory services to the Fund. Ironwood’s address is One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105. Ironwood buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. As necessary, Ironwood is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

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Ironwood serves as investment adviser to the Fund and other institutional accounts. As of December 31, 2012, Ironwood had total assets of approximately U.S. $1.5 billion under management.

Ironwood and its affiliates serve as investment adviser to other registered and/or private investment funds that utilize investment programs similar to that of the Fund, and Ironwood and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, Ironwood provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement.

Under the Investment Management Agreement, the Fund will indemnify Ironwood and its Affiliates and their respective partners, directors, officers, shareholders, employees, and controlling persons against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Fund; provided that (i) the same were not the result of willful misfeasance, bad faith or gross negligence on the part of Ironwood or its Affiliates; and (ii) Affiliates of Ironwood will be entitled to indemnification only for losses incurred by such Affiliates in performing the duties of Ironwood and acting wholly within the scope of the authority of Ironwood.

The Investment Management Agreement may be terminated by the Board, by a majority vote of the Members (as determined pursuant to Section 2(a)(42) of the 1940 Act), or by Ironwood.

FUND ADMINISTRATOR

State Street Bank and Trust Company, whose principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to the Fund Administration Agreement.

Pursuant to the Fund Administration Agreement, the Fund Administrator provides the following services, among others:  journalizing investment, capital, and income and expense activities; verifying investment instructions before directing cash flows, and confirming receipt of money at Underlying Funds in accordance with the Fund Administrator’s internal procedures; maintaining individual ledgers for investment securities; maintaining historical tax lots for each security; recording and reconciling corporate action activity and all other capital changes; reconciling cash and investment balances of the Fund with the Fund’s custodian and providing information about available cash balances; calculating contractual expenses, including Advisory Fees; monitoring expense accruals; controlling all disbursements and authorizing disbursements from the Fund’s account with the custodian; calculating capital gains and losses; determining net investment income; assisting with the preparation and distribution of portfolio management reports; and obtaining net asset values from Underlying Funds and calculating net asset values in accordance with the Fund’s Prospectus, the LLC Agreement and Valuation Policy.

In consideration for these services, the Fund pays the Fund Administrator a monthly administrative fee.

REGULATORY AND COMPLIANCE ADMINISTRATOR

HedgeOp Compliance, LLC, whose principal business address is 3 Park Avenue, 14th Floor, New York, New York 10016, has responsibility for providing certain regulatory and compliance support services to the Fund pursuant to the Regulatory and Compliance Administration Agreement. Pursuant to the Regulatory and Compliance Administration Agreement, the Regulatory and Compliance Administrator provides the following services, among others:  (i) the development and administration of a compliance program that meets the requirements of Rule 38a-1 promulgated under the 1940 Act; (ii) the development and administration of a code of ethics program that meets the requirements of Rule 17j-1 promulgated under the 1940 Act; (iii) providing assistance to the Fund’s Chief Compliance Officer on all aspects of the Fund’s compliance requirements; (iv) providing assistance to the Fund’s Chief Compliance Officer and other service providers in the monitoring preparation and filing of regulatory filings required to be made by the Fund; (v) assisting the Fund’s Secretary in the planning of Fund Board Meetings; (vi) attending Board Meetings; and (vii) providing support to the Fund’s Chief Compliance Officer in the event of a regulatory exam of the Fund.

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In consideration of these services, the Fund pays the Regulatory and Compliance Administrator a quarterly fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, whose principal business address is 560 Mission Street, Suite 1600, San Francisco, California 94105, has been selected as the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

DISTRIBUTOR

The Distributor, Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as distributor of the Units during the continuous offering of the Units pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things:  (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distribution Agreement continues in effect for two years from the date of its execution and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board, including the Independent Directors who have no direct or indirect financial interest in the Distribution Agreement, or the vote of a majority of the outstanding voting securities of the Fund, in accordance with, and as defined in, Section 15 of the 1940 Act.

The Distribution Agreement may be terminated, without the payment of any penalty:  (i) through a failure to renew the Distribution Agreement at the end of a term, or (ii) upon mutual consent of the Fund and the Distributor. Further, the Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Fund through a vote of a majority of the members of the Board who are not interested persons, as that term is defined in the 1940 Act, and have no direct or indirect financial interest in the operation of this Agreement or by a vote of a majority of the outstanding voting securities of a Fund, in accordance with, and as defined in, Section 15 of the 1940 Act, or by the Distributor.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units.

The Distributor is not affiliated with Ironwood, the Fund Administrator, the Custodian or HedgeOp.

Pursuant to a Distribution Services Agreement between Ironwood and the Distributor, Ironwood pays the Distributor certain fees for providing distribution services to the Fund.

EXPENSE LIMITATION AGREEMENT

Ironwood has entered into an agreement with the Fund and each Feeder Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive fees payable by the Fund to Ironwood and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expenses incurred in connection with the Fund’s credit facility, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, and the Advisory Fee paid by the Fund) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement, before giving effect to (i) any repurchase payments to be paid in respect of a Repurchase Date that is as of such date, (ii) any distributions to be paid as of such date (including any distributions paid in respect of dividends declared by the Fund in the preceding Fiscal Period), or (iii) Advisory Fees assessed on the Fund as of such date. The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by Ironwood, any expenses in excess of the Expense Limitation and repay Ironwood such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus.

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The initial term of the Expense Limitation Agreement ends on December 23, 2015. Thereafter, the Expense Limitation Agreement will be automatically renewed for each Fiscal Year, unless Ironwood provides written notice to the Fund and any Feeder Fund of the termination of the Expense Limitation Agreement at least 90 calendar days prior to the end of the then-current term.

CALCULATION OF FEES

If, consistent with the provisions of the LLC Agreement of the Fund and the Fund’s then current registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

LEGAL COUNSEL

Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, acts as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS

Many of the Fund’s transactions are effected directly with Underlying Funds and such transactions may not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Underlying Funds or parties acting on behalf of or at the direction of Underlying Funds. Portfolio transaction orders may be directed to any broker (excluding the Distributor), including other affiliates of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in securities issued by Underlying Funds. As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds. Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

To the extent that the Fund receives notices or proxies from Underlying Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities to Ironwood. Ironwood will vote proxies and respond to investor consent requests in the best interests the Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)	Ironwood will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)	election of directors (where there are no related corporate governance issues);

(B)	selection or reappointment of auditors; or

(C)	increasing or reclassification of common stock.

(ii)	Ironwood will generally vote against proposals that:

(A)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Ironwood shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund. In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to):  (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

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The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund’s Form N-PX are available:  (i) without charge, upon request, by calling the Fund at 1-415-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

PRIVACY STATEMENT

Ironwood believes that protecting the privacy of investors’ nonpublic personal information (“personal information”) is of the utmost importance. Personal information is nonpublic information about Members that is personally identifiable and that Ironwood obtains in connection with providing a financial product or service to investors. For example, personal information includes information regarding each Member’s account balance and investment activity. This notice describes the personal information that Ironwood collects about investors, and Ironwood’s treatment of that information.

Ironwood collects personal information about investors from the following sources:

(i) Information it receives from investors in the investor certification; and

(ii) Information about investors’ transactions with Ironwood, the Fund, their affiliates or others (for example, account activity and balances).

Ironwood does not disclose any personal information it collects, as described above, about its customers or former customers to anyone other than in connection with the administration, processing and servicing of customer accounts or to its accountants, attorneys and auditors, or otherwise as permitted by law.

Ironwood restricts access to personal information it collects about investors to its personnel who need to know that information in order to provide products or services to investors. Ironwood maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard Members’ nonpublic personal information.

Ironwood reserves the right to change this privacy notice, and to apply changes to information previously collected, as permitted by law. Ironwood will inform investors of any changes as required by law.

Members with questions on this policy may contact Ironwood at (415) 777-2400.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm thereon, appearing in the Fund’s Annual Reports for the period from May 1, 2011 to April 30, 2012 and January 1, 2011 (commencement of operations) to April 30, 2011 are incorporated by reference in the Statement of Additional Information. The Fund’s audited Annual Reports for the period from May 1, 2011 to April 30, 2012, and January 1, 2011 (commencement of operations) to April 30, 2011, and the unaudited Semi-Annual Report for the semi-annual period ended October 31, 2012 are each available upon request and free of charge by contacting the Fund at (415) 777-2400.

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Ironwood Institutional Multi-Strategy Fund LLC

Form of Subscription Document & Investor Certification

This certificate relates to Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) and is given to you with respect to a potential purchase of units of limited liability company interest of the Fund (the “Units”). Capitalized terms not defined herein have the meaning given in the Prospectus.

Please complete:

INVESTOR NAME:

SUBSCRIPTION AMOUNT ($):

REQUESTED INVESTMENT DATE:

Select one:

_____   [For individual investors] By checking the foregoing box, I hereby certify that I either (a) have a net worth1, or joint net worth with my spouse, in excess of $1,000,000 (excluding the value of my primary residence) or (b) have had an individual annual adjusted gross income during the last two full calendar years of in excess of $200,000 (or joint income together with my spouse of in excess of $300,000) and reasonably expect to have an annual income in excess of $200,000 (or joint income together with my spouse of in excess of $300,000) during the current calendar year, I have no reason to believe that my income will not remain in excess of $200,000 (or joint income in excess of $300,000) for the foreseeable future.

_____   [For entities] By checking the foregoing box, I hereby certify that the entity on behalf of which I am signing either (i) has a net worth of more than $2,000,000; or (ii) all of the equity owners, unit owners and participants of the undersigned are accredited investors.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase Units, the following conditions will apply to the ownership and transfer of the Units:

(A)	Units may be held only in “book entry” form registered with the Administrator, acting in its capacity as transfer agent for the Fund; and

(B)
Upon any transfer of a Unit (or portion thereof) in violation of the foregoing clause (A), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase all or a portion of any such improperly transferred Unit.

I further certify that:

(A)           I understand that it may be a violation of U.S. state and/or federal law for me to provide this certification if I know that it is not true;

_________________

1 “Net worth” for these purposes means the excess of total assets at fair market value, including home furnishings and automobiles (but excluding the value of a prospective Member’s primary residence) over total liabilities. For purposes of determining the value of the primary residence to be excluded from net worth, the investor should exclude the amount by which the estimated fair market value of his or her primary residence exceeds the outstanding balance of any indebtedness secured by that primary residence. If any such indebtedness exceeds the estimated fair market value of such primary residence, the undersigned should reduce his or her net worth by the amount of any such excess indebtedness. The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the proposed subscription date. In addition, if outstanding indebtedness secured by the undersigned’s primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed subscription ate (i.e. due to a home equity loan), the undersigned should reduce his or her net worth by the amount of such increase.

1

(B)           The undersigned, if an individual, is over 21 years old and is legally competent to execute this investor certification; the undersigned, if an entity, is duly authorized and qualified to become a Member of the Fund and the individual signing this investor certification and the other documents delivered herewith on behalf of the undersigned has been duly authorized by the undersigned to do so.

(C)           The undersigned has carefully reviewed and understands the various risks of an investment in the Fund, including those summarized under “Certain Risk Factors” and described in greater detail elsewhere in the Prospectus; the undersigned understands that an investment in the Fund is speculative and the undersigned can afford to bear the risks of an investment in the Fund, including the risk of losing the undersigned’s entire investment.

(D)           The undersigned understands that Ironwood and the Fund are subject to conflicts of interest, including those summarized under “Conflicts of Interest” in the Prospectus.

(E)           The undersigned agrees to provide any information deemed necessary by the Fund, Ironwood or the Administrator in their sole discretion to comply with their respective anti-money laundering programs, legal obligations and related responsibilities from time to time.

(F)           The undersigned represents that it is not a Prohibited Investor. A “Prohibited Investor” includes (i) an individual, entity or organization identified on any U.S. Office of Foreign Assets Control “watch list”; (ii) a foreign shell bank; and (iii) a person or entity resident in, or whose subscription funds are transferred from or through, a jurisdiction identified as non-cooperative by the U.S. Financial Action Task Force. The undersigned represents that it does not have any affiliation of any kind with an individual, entity or organization described in (i) above.

(G)           The undersigned certifies that the funds to be invested in the Fund were not derived from any activities that may contravene U.S. or non-U.S. anti-money laundering laws or regulations.

(H)           The undersigned represents that it is not a Politically Exposed Person. A “Politically Exposed Person” is a senior foreign political figure2, an immediate family member of a senior foreign political figure3, or a close associate of a senior foreign political figure4.

(I)           To the extent the undersigned has beneficial owners or is an intermediary subscribing for Interests on behalf of one or more investors or beneficial owners (collectively, “Owners”):  (i) it has carried out thorough due diligence to establish the identities of all such Owners; (ii) based on such due diligence, the undersigned reasonably believes that no such Owners are Prohibited Investors; (iii) it has conducted enhanced due diligence on any Owner who is a Politically Exposed Person; (iv) based on such enhanced due diligence, the undersigned has no reason to believe that the funds invested by each such Politically Exposed Person involve the proceeds of official corruption; (v) it has no reason to believe that the funds invested or to be invested by Owners were derived from activities that may contravene any U.S. or non-U.S. anti-money laundering laws or regulations; (vi) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the undersigned’s complete withdrawal from the Feeder Fund; and (vii) it will make available such information and any additional information requested by the Feeder Fund, Ironwood or the Administrator that is required under applicable regulations, to the extent permitted by applicable law.

_________________

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

2

(J)           The undersigned understands and agrees that any repurchase proceeds paid to the undersigned will be paid to the same account from which the undersigned’s investment in the Feeder Fund was originally remitted, unless the Fund (in consultation with the Administrator), in its discretion, agrees otherwise.

(K)          I have read the Prospectus and the Statement of Additional Information of the Fund, including the investor qualification and investor eligibility provisions contained therein.

(L)           I understand that an investment in the Fund involves a considerable amount of risk and that some or all of my investment may be lost.

(M)         I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

(N)          I am aware of the Fund’s limited provisions for transferability and repurchase of Units and have carefully read and understand the “Repurchases of Units” and “Transfers of Units” provisions in the Prospectus.

(O)          I understand that the Fund, Ironwood, and their respective affiliates are relying on the certification and agreements made herein in determining my qualification and suitability for an investor in the Fund.

(P)           I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Ironwood and its affiliates and hold harmless from any liability that it may incur as a result of this certification being untrue in any respect.

If I am acting on behalf of, or using any assets of, (i) an “employee benefit plan” as defined in and subject to the fiduciary responsibilities of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Code, or (iii) an entity deemed to hold “plan assets” as a result of investments in the entity by such employee benefit plans or plans, I further certify, on my own behalf and on behalf of such Plan, that:

(A)          Each fiduciary of the Plan who has caused the Plan to acquire Units (i) is aware of and understands the Fund’s investment objective, policies, and strategies, (ii) has considered an investment in the Fund for such Plan in light of the risks relating thereto, as well as all other relevant investment factors, and (iii) if the Plan is subject to ERISA, has determined that, in view of such considerations, the investment in the Fund for such Plan is consistent with such fiduciary’s responsibilities under ERISA;

(B)          The investment in the Fund by the Plan does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan, any trust agreement thereunder, or any other constituent document;

(C)          The Plan’s investment in the Fund has been duly authorized and approved by all necessary parties;

(D)          None of Ironwood, any investment adviser of any Underlying Fund in which the Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees:  (i) has investment discretion with respect to the investment of assets of the Plan used to purchase Units; or (ii) is an employer maintaining or contributing to the Plan;

(E)          The fiduciary of the Plan (i) is authorized to make, and is responsible for, the decision for the Plan to invest in the Fund, including, if the Plan is subject to ERISA, the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of Ironwood, each investment adviser of each Underlying Fund in which the Fund invests or will invest, each member of the Board, the Distributor, each other selling agent, and each of their respective affiliates, (iii) is qualified to make such investment decision, and (iv) has not relied on any individualized advice or recommendation of Ironwood, any investment adviser of any Underlying Fund in which the Fund invests or will invest, any member of the Board, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees as a primary basis for the decision to invest in the Units; and

(F)           The purchase and holding of Units by the Plan will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

3

If you desire to participate in the Fund’s automatic dividend reinvestment program, you may continue to the next page. If you desire to elect out of the Fund’s automatic dividend reinvestment program and receive annual distributions, please check the following box and provide your wire instructions:

☐           By checking the foregoing box, I hereby elect to (i) not automatically reinvest Annual Distributions in Units and (ii) receive any Annual Distributions in cash paid by wire sent to the bank account listed below:

Bank Name:

Bank Routing Number:

Account Name:

Account Number:

By initialing below, I hereby elect to have all semi-annual tender offer documents sent to the party indicated. All semi-annual tender offer documents will be sent via hard copy.

______  Investor of record’s primary address, as noted on page 5 of the subscription document.

______  Investment Advisor of record’s primary address, as noted on page 8 of the subscription document.

I hereby further certify that I agree to produce evidence to support the foregoing certifications upon request. Please see page 6 for additional requirements.

Investor Name:

Street Address (not a P.O. Box):

City, State & Zip:

Type of Account:
(Individual, IRA, Trust, Corporation, LP, LLC, etc.)

Tax ID Number:

Date of Birth:

Signature:

DATE:

Please send this agreement and direct all questions relating to completion of this agreement to:

State Street Bank and Trust Company
Attention:  Transfer Agent
16th Floor ~ Mailcode:  JHT1651
200 Clarendon Street
Boston, Massachusetts 02116
Fax:  617-937-3051
E-mail:  ACLIronwoodTA@StateStreet.com

With a copy to (originals not required):

Ironwood Capital Management
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
Fax:  415-777-2600
E-mail:  ir@ironwoodpartners.com

4

Please wire subscription amounts to XXXXXXXX:

Bank Name:                XXXXXXXX
Bank Address:           XXXXXXXX
ABA Routing Number:            XXXXXXXX
Deposit Account Name:          XXXXXXXX
Deposit Account Number:                      XXXXXXXX
Reference:                  XXXXXXXX

All documentation and funding must be received on or prior to the third Business Day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Members prior to a subscription date).

We are required by state law to inform you that your property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Required additional account information – (By “Type of Account”, as noted on page 5).

Joint Accounts (JTWROS and JTIC)

Joint Owner Name:

Joint Owner Address (if different):

Joint Owner Tax ID Number:

Joint Owner Date of Birth:

Trusts

•	Copy of the Trust Deed; and below information for all Trustees.

Trustee #1 Name:

Trustee #1 Address (if different):

Trustee #1 Tax ID Number:

Trustee #1 Date of Birth:

Trustee #2 Name:

Trustee #2 Address (if different):

Trustee #2 Tax ID Number:

Trustee #2 Date of Birth:

Limited Partnerships

•	A copy of the Limited Partnership Agreement & Certificate of Limited Partnership or confirmation with regulatory body; and copy of the authorized signatory list.

General Partner Name:

General Partner Address:

General Partner Tax ID Number:

General Partner Date of Birth:

5

Limited Liability Company

•	A copy of the Limited Liability Company Agreement and Certificate of Formation or confirmation with the regulatory body; and copy of the authorized signatory list.

Managing Member Name:

Managing Member Address:

Managing Member Tax ID Number:

Managing Member Date of Birth:

Primary Contact - Address to where all correspondence will be sent

Name:

Title:

E-mail:

Address:

City:

State:	Zip:	Country:

Home Phone:		Work Phone:

Mobile Phone:		Fax:

Please check (☑) all forms of correspondence to be received by contact listed above:

Account Statements	Tax Information	Fund Commentary	Website Access
☐	☐	☐	☐

Unless otherwise indicated, the Primary Contact will receive all correspondence via email.

Please list any additional contacts you wish to be added to this account (e.g., accountants, assistants, custodians, trustees). If no additional contacts are listed, correspondence will be sent solely to the Primary Contact.

Additional Contact for Account

Name:

Title:

E-mail:

Address:

City:

State:	Zip:	Country:

Work Phone:		Fax:

6

Please check (☑) all forms of correspondence to be received by contact listed above:

Account Statements	Tax Information	Fund Commentary	Website Access
☐	☐	☐	☐

Unless otherwise indicated, the Additional Account Contact will receive all correspondence via email.

Please list your Investment Advisor and their contact information for your Account.

Name:

Investment Advisory Firm Name:

E-mail:

Address:

City:

State:	Zip:	Country:

Home Phone:		Work Phone:

Mobile Phone:		Fax:

Please check (☑) all forms of correspondence to be received by contact listed above:

Account Statements	Tax Information	Fund Commentary	Website Access
☐	☐	☐	☐

Unless otherwise indicated, the Investment Advisor will receive all correspondence via email.

7

Part C. OTHER INFORMATION

IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND LLC (THE “REGISTRANT”)

Item 25.  Financial Statements and Exhibits

(1)            Financial Statements:

Included in Part A:  Financial Highlights

Included in Part B:  The following financial statements are incorporated by reference to the Registrant’s Annual Report for the fiscal year ended on April 30, 2012, filed with the SEC on July 9, 2012 and the Registrant’s Semi-Annual Report for the period ended on October 31, 2012, filed with the SEC on January 9, 2013.

(1)            Report of Independent Registered Public Accounting Firm, dated June 26, 2012.

(2)            Consolidated Statement of Assets and Liabilities as of April 30, 2012.

(3)            Consolidated Statement of Operations, for the period from May 1, 2011 to April 30, 2012.

(4)            Consolidated Statement of Changes in Net Assets for the period from May 1, 2011 to April 30, 2012.

(5)            Consolidated Statement of Cash Flows, for the period from May 1, 2011 to April 30, 2012.

(6)            Notes to Consolidated Financial Statements, dated April 30, 2012.

(7)            Consolidated Statement of Assets and Liabilities as of October 31, 2012 (Unaudited).

(8)            Consolidated Statement of Operations For the Six Months Ended October 31, 2012 (Unaudited).

(9)            Consolidated Statement of Changes in Net Assets For the Six Months Ended October 31, 2012 (Unaudited).

(10)          Consolidated Statement of Cash Flows For the Six Months Ended October 31, 2012 (Unaudited).

(11)          Notes to Consolidated Financial Statements (unaudited), dated October 31, 2012.

(2) Exhibits:

(a)(1)       Limited Liability Company Agreement. (i)

(a)(2)       Amended and Restated Limited Liability Company Agreement. (i)

(b)            Not applicable.

(c)            Not applicable.

(d)            Not applicable.

(e)            Contained within the Amended and Restated Limited Liability Company Agreement filed as Exhibit (a)(2) hereto.

(f)            Not applicable.

(g)(1)       Investment Management Agreement. (i)

(g)(2)       Amended and Restated Investment Management Agreement. (iv)

(h)(1)       Distribution Agreement. (i)

(h)(2)       First Amendment to the Distribution Agreement. (iii)

(h)(3)       Supplement to the Distribution Agreement. (v)

(i)            Not applicable.

(j)(1)        Master Custodian Agreement between State Street Bank & Trust Company and the Registrant. (ii)

(j)(2)        Form of Custody Agreement between The Bank of New York Mellon and the Registrant. (ii)

(k)(1)       Expense Limitation Agreement. (i)

(k)(2)       Regulatory and Compliance Support Service Agreement. (i)

(k)(3)       Escrow Agreement between CSC Trust Company of Delaware and the Registrant. (ii)

(k)(4)       Amendment to the Escrow Agreement between CSC Trust Company of Delaware and the Registrant. (iii)

(k)(5)       Administration Agreement between State Street Bank and Trust Company and the Feeder Fund and the Registrant. (ii)

(k)(6)       Fidelity Bond. (ii)

(k)(7)       Transfer Agency and Service Agreement between Statement Street Bank and Trust Company and the Feeder Fund and the Registrant. (ii)

(k)(8)       Powers of Attorney are filed herewith.

(l)             Opinion of Richards, Layton & Finger PA is filed herewith.

(m)           Not applicable.

(n)(1)       Opinion of Ernst & Young LLP in connection with Financial Statements. (ii)

(n)(2)       Consent of Ernst & Young LLP is filed herewith.

(n)(3)       Consent of Ashland Partners & Company LLP is filed herewith.

(o)           Not applicable.

(p)           Purchase Agreement.

(q)           Not applicable.

(r)            Joint Personal Investment and Trading Policy, Statement on Insider Trading and Code of Ethics Pursuant to Rules 204A-1 and 204-2 under the Investment Act of 1940, as amended, and Rule 17j-1 under the Investment Company of 1940, as amended. (i)

_____________

(i) Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 1 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 15, 2010.

(ii) Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the registration statement (Reg. Nos. 333-169122, 811-22463) on October 28, 2010.

(iii) Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 3 to the registration statement (Reg. Nos. 333-169122, 811-22463) on December 23, 2010.

(iv) Previously filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 3 to the registration statement (Reg. Nos. 333-169122, 811-22463) on May 1, 2012.

(v) Previously filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 4 to the registration statement (Reg. Nos. 333-169122, 811-22463) on May 15, 2012.

Item 26.  Marketing Arrangements

Not applicable.

Item 27.  Other Expenses of Issuance and Distribution

All figured are estimates:  To be completed by amendment

Blue Sky Fees and Expenses (including fees of counsel)

Accounting Fees and expenses

Legal fees and expenses

Printing and engraving

Offering Expenses

Miscellaneous

Total

Item 28.  Persons Controlled by or Under Common Control with Registrant

The Board of Directors of the Registrant also serves as the board of directors of Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”). In addition, the officers of the Registrant also serves as the officers of the Master Fund.

Item 29.  Numbers of Holders of Securities

As of November 30, 2012, the Registrant has the following number of record owners of Units:

Title of Class	Number of Record Holders
Units of Limited Liability Company Interest	369

Item 30.  Indemnification

Section 8.1 of the Registrant’s Amended and Restated Limited Liability Company Agreement provides as follows (defined terms used below but not defined have the meaning given to them in the Amended and Restated Limited Liability Company Agreement):

(a) ICM, the Initial Member and their respective Affiliates and each Director (each, an “Indemnified Party”) shall be indemnified by the Fund against any losses, judgments, liabilities, expenses, and amounts paid in settlement of any claims sustained by them in connection with the Fund, provided that the same were not the result of willful misfeasance, bad faith or gross negligence by such Indemnified Party or reckless disregard of the duties involved in the conduct of such Indemnified Party’s actions, on the part of the Board or its Affiliates or such Director.

(b) Notwithstanding the above, no Indemnified Party shall be indemnified for any losses, liabilities, or expenses arising from or out of an alleged violation of U.S. federal or state securities laws unless:  (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of the litigation costs; or (c) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made.

(c) In any claim for indemnification resulting from U.S. federal or state securities law violations, the party seeking indemnification shall place before the court the position of the SEC or any other applicable regulatory authority with respect to the issue of indemnification for securities law violations.

(d) The Fund shall not incur the cost of any portion of insurance which insures any party against any liability for which the indemnification is herein prohibited.

(e) Advances by the Fund to an Indemnified Party for legal expenses and other costs incurred as a result of a legal action will be made only if the Indemnified Party undertakes to repay the advanced funds, with interest at a risk-free rate from the initial date of such advance, to the Fund in cases in which they would not be entitled to indemnification under the first paragraph of this Section 8.1.

(f) In no event shall any indemnification permitted by this Section 8.1 be made by the Fund unless all provisions of this Section 8.1 for the payment of indemnification have been complied with in all respects.

(g) No Director who has been designated an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto, and any rules issued thereunder by the SEC) in the Fund’s Form N-2 or other reports required to be filed with the SEC shall be subject to any greater duty of care in discharging such Director’s duties and responsibilities by virtue of such designation than is any Director who has not been so designated.

Item 31.  Business and Other Connections of Investment Adviser

Ironwood Capital Management Corporation (“Ironwood”), a registered investment adviser, provides investment advisory services to the Registrant, the Master Fund and other institutional accounts. Information about Ironwood and each director, executive officer, or partner of Ironwood, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is included in Ironwood’s Form ADV as filed with the SEC (File No. 801-56679).

Item 32.  Location of Accounts and Records

Accounts and records of the Registrant are maintained at the Registrant’s office at One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Item 33.  Management Services.

Not applicable

Item 34.  Undertakings

(1) Not applicable

(2) Not applicable

(3) Not applicable

(4) The Registrant undertakes

(a) to file during any period in which offers or sales are being made, a post-effective amendment to this registration statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “1933 Act”); (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C:  Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided , however , that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:  (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) Not applicable.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California, on the 26th day of February, 2013.

IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND LLC

By:           /s/ Jonathan Gans
Name:  Jonathan Gans
Title:  President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacity and on the date indicated.

/s/ Jonathan Gans
Jonathan Gans	President, Chairman of the Board of Ironwood Institutional Multi-Strategy Fund LLC	February 26, 2013

/s/ Richard W. Meadows*
Richard W. Meadows	Independent Director of Ironwood Institutional Multi-Strategy Fund LLC	February 26, 2013

/s/ M. Kelley Price*
M. Kelley Price	Independent Director of Ironwood Institutional Multi-Strategy Fund LLC	February 26, 2013

/s/ Laurie Chatoff
Laurie Chatoff	Treasurer of Ironwood Institutional Multi-Strategy Fund LLC	February 26, 2013

*By:           /s/ Laurie Chatoff
Power of Attorney

EXHIBIT INDEX

(k)(8)	Powers of Attorney are filed herewith.

(l)	Opinion of Richards, Layton & Finger PA is filed herewith.

(n)(2)	Consent of Ernst & Young LLP is filed herewith.

(n)(3)	Consent of Ashland Partners & Company LLP is filed herewith.